NICHOLAS-APPLEGATE-Registered Trademark-

MUTUAL FUNDS SEMI-ANNUAL REPORT




[PICTURE OF GLOBES]




ADVISORY PORTFOLIOS : SEPTEMBER 30, 1997

PERHAPS THE SIMPLEST WAY TO

UNDERSTAND THE NATURE OF

TODAY'S INVESTMENT CLIMATE IS

TO EXAMINE A GLOBE.




[PICTURE OF GLOBES]

THERE'S MORE TO IT THAN MEETS THE EYE.


                                              [PICTURE OF GLOBES]


A new era of exploration beckons as the 21st century approaches.

Opportunities for global investors are dramatically increasing as goods,

services and capital cross international borders more freely than ever. At the same time, dynamic small and mid-size U.S. companies continue to offer numerous possibilities for impressive growth. Along with these opportunities come increased risks, including currency fluctuations, political developments and the greater volatility associated with overseas and small company investments.* Expert management is crucial to navigating around these risks toward potentially higher returns.



*IN RETURN FOR THEIR ABOVE AVERAGE GROWTH POTENTIAL, THE STOCKS OF SMALLER COMPANIES MAY ENTAIL SIGNIFICANTLY GREATER PRICE VARIABILITY THAN THOSE OF LARGER COMPANIES.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR
NICHOLAS-APPLEGATE MUTUAL FUNDS. DISTRIBUTOR: NICHOLAS-APPLEGATE SECURITIES.

Nicholas-Applegate is at the forefront of discovery. We look beneath the surface of an investment to see its full potential, whether at home or abroad. It's the cornerstone of our growing reputation as the global fund manager of choice.

WHY INVEST GLOBALLY?

   - You can reduce exposure to risk and increase opportunities for long-term returns by diversifying your investments.

   - Even though markets of different countries operate independently, the global marketplace is becoming one interconnected financial community.

   - Markets outside the U.S. account for over 50% of world capitalization and their share keeps growing.


                                                 [PICTURE OF A GLOBE]


WHY NICHOLAS-APPLEGATE?

By expanding our global reach, Nicholas-Applegate can help you find promising investments worldwide. We do this by adhering to our proven and disciplined investment style:

   - A bottom-up selection of companies that show they can adapt to changing market conditions.

   - An open-office environment for our portfolio management team, which fosters the free exchange of timely information.

   - Our proprietary research system, which tracks over 26,000 companies throughout the world.

   - An innovative exchange program that brings stock experts from overseas markets into our offices and sends our analysts to theirs, providing first-hand knowledge that helps us find investment opportunities throughout the world.

IT WORKS.

  Consider our record. Nicholas-Applegate adheres to our investment discipline built on a few key tenets:

      - Never stray from our long-term objectives to pursue short-term results.

      - Select only stocks which meet our investment criteria.

      - Stay fully invested, keeping all of your money at work all of the time.


[PICTURE OF A GLOBE]


   At Nicholas-Applegate, we know there's more to global investing than what appears on the surface. To explore the world's markets with confidence, you need to know how your investment will be managed. That's why you're with

Nicholas-Applegate. We understand how to navigate the world marketplace--and that can make a world of difference to you.

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
Letter to Shareholders..................................................     1
Long-Term View of the Global Equity and Bond Markets....................     2
The Portfolios' Review and Outlook, Performance and the Funds' Schedules
 of Investments
  Mini Cap Growth.......................................................     3
  Emerging Growth.......................................................     8
  Core Growth...........................................................    16
  Large Cap Growth......................................................    20
  Income & Growth.......................................................    23
  Balanced Growth.......................................................    28
  Government Income.....................................................    34
  Emerging Countries....................................................    37
  International Small Cap Growth........................................    43
  International Core Growth.............................................    49
  Worldwide Growth......................................................    55
The Portfolios'
  Financial Highlights..................................................    62
  Statements of Assets and Liabilities..................................    64
  Statements of Operations..............................................    66
  Statements of Changes in Net Assets...................................    68
  Notes to the Financial Statements.....................................    72
Notes to the Funds' Financial Statements................................    84

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Advisory Portfolios. Distributor: Nicholas-Applegate Securities.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS,

We are pleased to bring you the semi-annual report of the Nicholas-Applegate Mutual Funds for the six months ended September 30, 1997. This has been a period during which global markets continued their steady upward climb. Within this environment, small and mid-sized domestic companies have shown signs of renewed vitality, providing favorable opportunities for growth style investing.
  A combination of moderate economic growth, low inflation and increasing corporate profits in the U.S. provided a positive environment for stocks as the S&P 500 Index rose 26%. On the international front, the MSCI World Index increased 18.34%. The economies of many European nations were restrained by fiscal policies designed to help them meet European Monetary Union criteria. Encouraged by lower interest rates resulting from these requirements, investors bid many stock prices higher.
  Many Latin American companies continue to benefit from the long-term transition of government control to privatization. Our funds maintained an overweighted position relative to the benchmark to take advantage of companies benefiting from this trend. Conversely, Nicholas-Applegate maintained an underweighted position in Asia to offset the effects of the Asian currency crisis. Though we continued to find stocks benefiting from currency devaluation, the funds eliminated their holdings in the Philippines, Malaysia, Indonesia and Thailand by the end of the period to curtail exposure to unstable fiscal conditions in this region.
  Opportunities for global investors continue to increase. The pace at which companies are expanding internationally is increasing daily as governments reform their economies with free market initiatives. New investment opportunities are constantly opening the door to new profits throughout the world.
  Nicholas-Applegate seeks maximum advantage of the market through its disciplined, bottom-up investment style for each of our mutual funds. Our portfolio managers do this on a stock-by-stock basis, actively seeking companies which exhibit sustainable growth potential and adaptability to changing market conditions. We employ the expertise of our analysts around the world, using the most up-to-date financial technology.
  Looking forward, we believe the long-term outlook for continued growth appears positive. However, although the economy has enjoyed a favorable period, market uncertainties will always persist. This prompts us to encourage individual investors to maintain a long-term perspective which minimizes undue concern caused by short-term market fluctuations. Nicholas-Applegate is committed to helping you attain your long-term investment goals by diligently pursuing our time-tested investment style.
  Thank you for your continued support of Nicholas-Applegate Mutual Funds. We welcome your comments and look forward to serving your investment needs in the years ahead.

Sincerely,

                [/S/]

John D. Wylie
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

LONG-TERM VIEW OF GLOBAL EQUITY AND BOND MARKETS
------------------------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                THE GROWTH OF $1.00 INVESTED AT YEAR-END
                                       1969 THROUGH DECEMBER 1996
           DEC 1969                               $1.00                            $1.00                  $1.00
Dec 1970                                                      1.121059215               1.0549164           0.825661484
Dec 1971                                                      1.269371876               1.0903471           0.961892527
Dec 1972                                                      1.341548263               1.1275496           1.004544102
Dec 1973                                                      1.326700092                1.226754           0.694095606
Dec 1974                                                      1.384471488                1.376446           0.555657342
Dec 1975                                                      1.511786318               1.4729922           0.849132107
Dec 1976                                                      1.765084762               1.5438525            1.33634258
Dec 1977                                                      1.752937265                 1.64837           1.675467221
Dec 1978                                                      1.732297675               1.7971741           2.068551129
Dec 1979                                                      1.710920777               2.0363232           2.967633147
Dec 1980                                                      1.643397054               2.2887604           4.150984033
Dec 1981                                                       1.67392721               2.4933678           4.727097865
Dec 1982                                                      2.349546704                2.589908           6.050934266
Dec 1983                                                      2.364859959               2.6882263           8.451243074
Dec 1984                                                      2.730867828               2.7945158           7.887625237
Dec 1985                                                      3.576530396               2.8998879           9.832862666
Dec 1986                                                      4.453883483               2.9326524           10.50654155
Dec 1987                                                      4.333002093               3.0619682           9.529705152
Dec 1988                                                      4.752133652               3.1972889           11.70955501
Dec 1989                                                      5.612965247               3.3458762           12.90143612
Dec 1990                                                       5.95998744               3.5501842           10.11974905
Dec 1991                                                       7.11022832               3.6589726           14.63662624
Dec 1992                                                      7.682876394               3.7651067           18.05418764
Dec 1993                                                      9.084266831               3.8685871           21.84168912
Dec 1994                                                      8.378384135               3.9720702           22.52000493
Dec 1995                                                       11.0316799               4.0728976            30.2804398
Dec 1996                                                            10.93                    4.21                 35.62
Long-Term Government Bonds                                      Inflation     Small Company Stock  International Stocks
Source: Ibbotson Associates

           DEC 1969                     $1.00               $1.00
Dec 1970                                   0.894879897    1.040065616
Dec 1971                                   1.174150171    1.188927419
Dec 1972                                   1.615611805    1.414539684
Dec 1973                                   1.386730661     1.20715054
Dec 1974                                   1.079598462    0.887643365
Dec 1975                                   1.480157725    1.217873832
Dec 1976                                   1.535504278    1.508253479
Dec 1977                                   1.833772011    1.399900469
Dec 1978                                   2.462774507    1.491736529
Dec 1979                                   2.615043053    1.766805621
Dec 1980                                   3.253885817    2.339593716
Dec 1981                                   3.220297086    2.224747404
Dec 1982                                   3.192647959    2.701053085
Dec 1983                                   3.978387612    3.309163144
Dec 1984                                   4.291261194    3.516525973
Dec 1985                                   6.725433675    4.647371699
Dec 1986                                   11.42914677    5.505765733
Dec 1987                                   14.27881017    5.793758911
Dec 1988                                   18.36070287    6.767648768
Dec 1989                                   20.34295824    8.898838582
Dec 1990                                    15.6249679    8.616507619
Dec 1991                                    17.5769639    11.24880574
Dec 1992                                   15.49396734    12.11161228
Dec 1993                                   20.59845037    13.32153781
Dec 1994                                   22.25896356    13.49568968
Dec 1995                                   24.83012571    18.54706335
Dec 1996                                         26.41          22.83
Long-Term Government Bonds         Large Company Stock
Source: Ibbotson Associates

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

INTERNATIONAL STOCK

    International stock data represents the MSCI EAFE Index. The Index is considered to be a generally accepted benchmark for major overseas markets.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                              Thomas E. Bleakley,
                               Portfolio Manager
                             Ronald J. Krystyniak,
                               Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with less than $100 million in market capitalization.

  REVIEW AND OUTLOOK: Benefiting from the resurgence in smaller-cap stocks, our Mini Cap Growth Fund delivered strong gains from April 1 to September 30, 1997. The Fund rose 58.7% during the period, outperforming the Russell 2000 Growth Index, which was up 37.4%.

  Small-capitalization growth stocks enjoyed a sustained upturn in the first six months of the Fund's fiscal year, amid a backdrop of favorable economic factors -- such as a continued moderate economic expansion, subdued inflation, and a strong dollar -- which often bode well for small stocks. Unlike larger companies with overseas operations, small cap stocks are not as susceptible to currency fluctuations.

  After trailing larger-capitalization issues last spring, the small-cap segment of the market enjoyed a sustained rise starting in May. Compelling valuation levels relative to large caps and superior earnings growth created increased demand for small stocks.

  As a result of our bottom-up approach, the Fund increased its weighting in the technology, commercial/industrial, and energy sectors during the six-month period.

  The Fund continues to invest in companies with exceptional earnings growth, and those adapting successfully to a changing favorable economic environment. One example is Remedy Temp, a full service staffing company with expertise in a wide range of areas including clerical, office automation, customer service, and accounting. The company's prospects remain bright, as strong employment demand and the economy's enduring strength are seen positively impacting Remedy's bottom line.

  Aavid Thermal Technologies, Inc., a leading provider of thermal engineering and management solutions, was another solid performer within the Fund. Aavid has successfully established itself as an authority in thermal design across a variety of markets, from computers and peripherals to power supplies and motor controls.

  Going forward, we remain optimistic about the prospects for mini cap stocks, as they continue to offer a source of attractive investment opportunities. As of September 30, 1997, the median earnings growth rate for holdings in the Mini Cap Growth Fund was 42.1%, versus 20.6% for the Russell 2000 Growth Index.

                            REPRESENTATIVE HOLDINGS

                           Aavid Thermal Technologies
                            Applied Voice Technology
                                    Ashworth
                            Atlantic Coast Airlines
                               Basin Exploration
                              Cornell Corrections
                               Hanger Orthopedic
                         Healthcare Financial Partners
                                     Omtool
                                   RemedyTemp

--------------------------------------------------------------------------------

MINI CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE MINI CAP GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 45.38%                         As of 09/30/97                        39.54%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MINI CAP GROWTH ADVISORY PORTFOLIO    RUSSELL 2000 GROWTH INDEX
 12-JUL-99               $ 10,000.00                      $ 10,000.00
30-Sep-95                            $ 11,024.00                  $ 10,729.62
31-Dec-95                            $ 11,480.00                  $ 10,889.86
31-Mar-96                            $ 12,680.00                  $ 11,515.40
30-Jun-96                            $ 14,864.00                  $ 12,188.22
30-Sep-96                            $ 14,384.00                  $ 12,084.01
31-Dec-96                            $ 14,778.33                  $ 12,116.39
31-Mar-97                            $ 13,174.86                  $ 10,837.22
30-Jun-97                            $ 16,357.00                  $ 12,739.14
30-Sep-97                            $ 20,911.17                  $ 14,893.82

This graph compares a $10,000 investment in the Mini Cap Growth Advisory Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
MINI-CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 94.0%
--------------------------------------------------------------------------
AIRLINES -- 1.6%
  Atlantic Coast Airlines, Inc.*.............       31,700   $     681,550
  Mesaba Holdings, Inc.*.....................       47,300         978,519
                                                             -------------
                                                                 1,660,069
                                                             -------------
APPAREL -- 2.6%
  Ashworth, Inc.*............................       54,300         556,575
  Cutter & Buck, Inc.*.......................       32,000         660,000
  Genesco, Inc.*.............................       56,500         826,312
  Rocky Shoes & Boots, Inc.*.................       33,000         596,062
                                                             -------------
                                                                 2,638,949
                                                             -------------
BIOTECHNOLOGY -- 0.5%
  Arqule, Inc.*..............................       26,400         554,400
                                                             -------------
BUILDING MATERIALS -- 0.6%
  Brunswick Technologies, Inc.*..............       36,500         584,000
                                                             -------------
CATALOG/OUTLET STORES -- 0.4%
  DM Management Co.*.........................       32,200         446,775
                                                             -------------
CLOTHING CHAINS -- 2.6%
  Buckle, Inc.*..............................       57,600       1,404,000
  Pacific Sunwear of California, Inc.*.......       15,400         631,400
  Paul Harris Stores, Inc.*..................       24,600         679,575
                                                             -------------
                                                                 2,714,975
                                                             -------------
COMPUTER/OFFICE AUTOMATION -- 2.6%
  Apex PC Solutions, Inc.*...................       35,200       1,333,200
  Qlogic Corp.*..............................       32,800       1,373,500
                                                             -------------
                                                                 2,706,700
                                                             -------------
CONTRACT DRILLING -- 4.5%
  Patterson Energy, Inc.*....................       28,900       1,513,638
  Unit Corp.*................................       53,800         823,812
  UTI Energy Corp.*..........................       55,500       2,292,844
                                                             -------------
                                                                 4,630,294
                                                             -------------
DRUGS/PHARMACEUTICALS -- 0.6%
  Inhale Therapeutic Systems Co.*............       18,300         574,162
                                                             -------------
ELECTRONIC DATA PROCESS -- 0.6%
  Analytical Surveys, Inc.*..................       18,000         411,750
  TSI International Software, Inc.*..........       14,300         189,475
                                                             -------------
                                                                   601,225
                                                             -------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 3.5%
  Datum, Inc.*...............................       13,000         593,125
  Electromagnetic Sciences, Inc.*............       27,100         765,575
  Lecroy Corp.*..............................       29,700       1,314,225
  Molecular Dynamics, Inc.*..................       33,600         907,200
                                                             -------------
                                                                 3,580,125
                                                             -------------
ENTERTAINMENT -- 1.5%
  Cinar Films, Inc.*.........................       25,900         987,437
  Trans World Entertainment Corp.*...........       20,200         550,450
                                                             -------------
                                                                 1,537,887
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.3%
  American Disposal Services, Inc.*..........       22,900   $     715,625
  Superior Services, Inc.*...................       22,300         635,550
                                                             -------------
                                                                 1,351,175
                                                             -------------
FINANCE COMPANIES -- 1.4%
  Consumer Portfolio Services, Inc.*.........       42,200         706,850
  Jackson Hewitt, Inc.*......................        7,000         267,750
  Southwest Securities Group, Inc............       21,280         489,440
                                                             -------------
                                                                 1,464,040
                                                             -------------
FINANCIAL SERVICES -- 1.0%
  NCO Group, Inc.*...........................       26,700         987,900
                                                             -------------
FOOD CHAINS -- 0.1%
  Wild Oats Markets, Inc.*...................        1,000          29,875
                                                             -------------
GROCERY PRODUCTS -- 0.2%
  Grist Mill Co.*............................       23,600         224,200
                                                             -------------
HOME FURNISHINGS -- 0.6%
  Stanley Furniture, Inc.*...................       23,500         628,625
                                                             -------------
INDUSTRIAL ENGINEER/CONSTRUCTION -- 0.5%
  Hospitality Worldwide Services*............       38,800         509,250
                                                             -------------
INTEGRATED OIL COMPANIES -- 0.3%
  Dawson Geophysical Co.*....................       14,500         349,812
                                                             -------------
LEISURE/GAMING -- 0.4%
  Video Lottery Technologies, Inc.*..........       43,200         421,200
                                                             -------------
MACHINERY/EQUIPMENT -- 2.7%
  Barringer Technologies, Inc.*..............       31,800         337,875
  Gardner Denver, Inc.*......................       39,800       1,340,762
  Gehl Co.*..................................       31,700         709,287
  Tegal Corp.*...............................       27,500         226,875
  Thermedics Detection, Inc.*................       15,400         175,175
                                                             -------------
                                                                 2,789,974
                                                             -------------
MEDICAL SPECIALTIES -- 3.0%
  Hanger Orthopedic Group, Inc.*.............       53,500         799,156
  Impath, Inc.*..............................       15,900         465,075
  Medical Resource, Inc.*....................       62,800       1,216,750
  Osteotech, Inc.*...........................       31,500         633,937
                                                             -------------
                                                                 3,114,918
                                                             -------------
MEDICAL SUPPLIES -- 1.5%
  Calypte Biomedical Corp.*..................       33,400         233,800
  Capstone Pharmaceutical Corp.*.............       47,931         578,168
  Penederm, Inc.*............................       34,500         470,062
  Vision Twenty-One, Inc.*...................       21,200         286,200
                                                             -------------
                                                                 1,568,230
                                                             -------------
MEDICAL/NURSING/HEALTH SERVICES -- 2.3%
  Assisted Living Concepts, Inc.*............       38,700         619,200
  Diagnostic Health Services, Inc.*..........       44,400         671,550
  Hooper Holmes, Inc.........................       52,900         644,719
  PMR Corp.*.................................       18,900         420,525
                                                             -------------
                                                                 2,355,994
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI-CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

MILITARY DEFENSE TECHNOLOGY -- 0.3%
  Aeroflex, Inc.*............................       33,500   $     339,187
                                                             -------------
OIL/GAS PRODUCTION -- 2.2%
  Abraxas Pete Corp.*........................       37,000         536,500
  Basin Exploration, Inc.*...................       27,600         462,300
  Carrizo Oil & Gas Co.*.....................       34,800         522,000
  Key Production, Inc.*......................       55,500         721,500
                                                             -------------
                                                                 2,242,300
                                                             -------------
OILFIELD SERVICES/EQUIPMENT -- 4.6%
  Hvide Marine, Inc.*........................       41,800       1,337,600
  Key Energy Group, Inc.*....................       38,300       1,247,144
  Maverick Tube Corp.*.......................       24,600       1,014,750
  Mitcham Industries, Inc.*..................       29,000         612,625
  Superior Energy Services Inc.*.............       54,600         505,050
                                                             -------------
                                                                 4,717,169
                                                             -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 9.1%
  A Consulting Team, Inc.*...................       18,700         224,400
  Cornell Corrections, Inc.*.................       14,300         225,225
  Data Processing Resources Corp.*...........       28,600         715,000
  Ecsoft Group, Inc.*........................       31,100         548,138
  Fine Host Corp.*...........................       35,400       1,371,750
  Hall Kinion & Associates, Inc.*............        8,400         177,450
  International Total Service................       44,700         681,675
  Kellstrom Industries, Inc.*................       37,700         777,562
  Lamalie Assocs, Inc.*......................       35,500         745,500
  Palex, Inc.*...............................       17,900         275,213
  Pro Business Service*......................       29,300         560,363
  Remedytemp, Inc.*..........................       30,100         707,350
  SOS Staffing Services, Inc.................       67,700       1,252,450
  Vestcom International, Inc.*...............       33,300         666,000
  Warrantech Corp.*..........................       36,000         409,500
                                                             -------------
                                                                 9,337,576
                                                             -------------
OTHER CONSUMER DURABLES -- 0.9%
  Movado Group, Inc..........................       43,425         890,212
                                                             -------------
OTHER CONSUMER NON-DURABLES -- 0.5%
  Drypers Corp.*.............................       59,900         475,456
                                                             -------------
OTHER CONSUMER SERVICES -- 1.2%
  Bally Total Fitness Holding Corp.*.........       45,200         779,700
  Childrens Comprehensive Services, Inc.*....       23,400         503,100
                                                             -------------
                                                                 1,282,800
                                                             -------------
OTHER FINANCIAL SERVICES -- 0.7%
  Healthcare Financial Partners, Inc.*.......       21,800         673,075
                                                             -------------
OTHER HEALTH SERVICES -- 2.5%
  Medquist, Inc.*............................       68,200       1,594,175
  Sterigenics International, Inc.*...........       28,200         493,500
  Orthalliance, Inc.*........................       29,300         432,175
                                                             -------------
                                                                 2,519,850
                                                             -------------
OTHER PRODUCERS/MANUFACTURING -- 0.9%
  Atchison Casting Corp.*....................       18,900         401,625
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

OTHER PRODUCERS/MANUFACTURING (CONTINUED)

  Shelby Williams Industries, Inc............       26,700   $     528,994
                                                             -------------
                                                                   930,619
                                                             -------------
OTHER RETAIL TRADE -- 1.3%
  Fred's, Inc................................       34,300         711,725
  RDO Equipment Co.*.........................       28,200         648,600
                                                             -------------
                                                                 1,360,325
                                                             -------------
OTHER TECHNOLOGY -- 0.6%
  Xionics Document Technologies, Inc.*.......       36,400         632,450
                                                             -------------
PAPER -- 0.9%
  Fibermark, Inc.*...........................       42,950         893,897
                                                             -------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Grubb & Ellis Co.*.........................       33,400         486,388
                                                             -------------
RECREATION PRODUCTS/SERVICES -- 0.4%
  The First Years, Inc.*.....................       15,500         437,875
                                                             -------------
REGIONAL/COMMERICAL BANKS -- 0.7%
  Sterling Bancorp Co........................       33,500         762,125
                                                             -------------
RENTAL/LEASING COMPANIES -- 1.2%
  Rent Way, Inc.*............................       59,000       1,246,375
                                                             -------------
RESTAURANTS -- 0.7%
  Logan's Roadhouse, Inc.*...................       17,600         457,600
  Sizzler International, Inc.*...............       78,500         289,469
                                                             -------------
                                                                   747,069
                                                             -------------
RETAIL TRADE -- 0.1%
  Wilmar Industries, Inc.....................        1,000          27,000
                                                             -------------
SAVINGS & LOAN ASSOCIATIONS -- 0.8%
  SIS Bancorp, Inc...........................       23,300         809,675
                                                             -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 5.9%
  Aavid Thermal Technologies, Inc.*..........       12,800         385,600
  Align-Rite International, Inc.*............       23,000         549,125
  Applied Science & Technology, Inc.*........       33,700         720,337
  C.P. Clare Corp.*..........................       39,300         776,175
  Eftc Corp.*................................        2,400          34,350
  JPM Co.*...................................       16,300         393,238
  Microsemi Corp.*...........................       43,900         757,275
  Nanometrics Inc.*..........................       25,900         323,750
  RF Monolithics, Inc.*......................       23,300         588,325
  Semtech Corp.*.............................       12,900         891,713
  STB Systems, Inc.*.........................       18,800         686,200
                                                             -------------
                                                                 6,106,088
                                                             -------------
SOAPS/COSMETICS -- 1.2%
  Carson, Inc. Class A*......................       37,900         409,794
  Chattem, Inc.*.............................       20,300         355,250
  French Fragrances, Inc.*...................       40,600         474,513
                                                             -------------
                                                                 1,239,557
                                                             -------------
SOFTWARE -- 5.0%
  Credit Management Solutions, Inc.*.........       11,400         208,050
  Engineering Animation, Inc.*...............       19,700         751,063

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
SOFTWARE (CONTINUED)

  Iteq, Inc.*................................       69,100   $     963,081
  Omtool, Ltd.*..............................       45,300         605,888
  Peerless Systems Corp.*....................       35,700         499,800
  Simulation Sciences, Inc.*.................       63,400       1,248,188
  Tecnomatix Technologies Ltd.*..............       22,000         841,500
                                                             -------------
                                                                 5,117,570
                                                             -------------
SPECIALTY CHAINS -- 1.2%
  Finlay Enterprises, Inc.*..................       20,200         388,850
  Funco, Inc.*...............................       15,600         312,000
  Party City Corp.*..........................        4,500         118,125
  Shoe Carnival, Inc.*.......................       44,200         397,800
                                                             -------------
                                                                 1,216,775
                                                             -------------
TELECOMMUNICATIONS EQUIPMENT -- 7.0%
  ACE*COMM Corp.*............................       27,100         589,425
  Applied Voice Technology, Inc.*............       31,600         904,550
  Intelect Communications....................       40,200         457,275
  Microwave Power Devices, Inc.*.............       53,100         471,263
  NACT Telecommunications, Inc.*.............       38,600         610,363
  Remec, Inc.*...............................       29,100       1,062,150
  Spectrain Corp.............................       15,400         987,525
  Tollgrade Communications, Inc.*............       34,950         821,325
  World Access, Inc.*........................       38,600       1,254,500
                                                             -------------
                                                                 7,158,376
                                                             -------------
TEXTILES -- 1.2%
  Dyersburg Corp.............................       31,200         374,400
  Quaker Fabric Corp.*.......................       36,100         816,762
                                                             -------------
                                                                 1,191,162
                                                             -------------
TOBACCO PRODUCTS -- 0.6%
  General Cigar Holdings, Inc.*..............       22,900         661,238
                                                             -------------
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
TRUCKING -- 2.6%
  Hub Group Inc.*............................       11,500   $     426,937
  MS Carriers, Inc.*.........................       22,000         585,750
  Simon Transportation Services, Inc.*.......       15,600         368,550
  Smithway Motor Xpress Corp.*...............       20,600         288,400
  U S Xpress Enterprises, Inc.*..............       51,200       1,024,000
                                                             -------------
                                                                 2,693,637
                                                             -------------
WHOLESALE DISTRIBUTION -- 2.3%
  Anicom, Inc.*..............................       98,300       1,646,525
  Home Products International, Inc.*.........       45,400         663,975
                                                             -------------
                                                                 2,310,500
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $68,754,447).........................                   96,531,080
                                                             -------------

                                                 PRINCIPAL
                                                    AMOUNT
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 5.5%
--------------------------------------------------------------------------
  Associates Corp. of North America
    6.370%, 10/01/1997.......................  $   584,000         584,000
  J.P. Morgan & Co., Inc.
    6.250%, 10/01/1997.......................    5,051,000       5,051,000
                                                             -------------
TOTAL COMMERCIAL PAPER
  (Cost $5,635,000)..........................                    5,635,000
                                                             -------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $74,389,447)......................................     102,166,080
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%.............         465,441
                                                             -------------
NET ASSETS -- 100.0%......................................   $ 102,631,521
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                              Thomas E. Bleakley,
                               Portfolio Manager
                             Ronald J. Krystyniak,
                               Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. equity securities of companies with market capitalizations below $500 million.

  REVIEW AND OUTLOOK: Smaller-cap growth stocks recorded impressive returns during the period April 1 through September 30, 1997. Marking a reversal from their performance last spring when they significantly trailed larger-capitalized stocks, small caps bounced back with a vengeance in May and June, continuing their upward trek in the succeeding months. For the six-month period ending September 30, the Nicholas-Applegate Emerging Growth Fund climbed 46.3%, outpacing the Russell 2000 Growth Index, which was up 37.4%.

  Key factors positively impacting performance included superior earnings growth and greater investor recognition of compelling valuation levels among the Fund's holdings relative to large caps. Expectations that earnings acceleration for many larger-cap stocks would slow also benefited small caps.

  Exceptional stock selection in the technology, financial services, and energy sectors positively impacted returns.

  Maverick Tube Corporation, a manufacturer of tubular products used in the energy industry, was among the best-performing stocks in the Fund. The company specializes in the manufacture of products for drilling, production, and transportation applications in the energy industry, as well as industrial tubing products used in various industrial applications.

  Cost Plus, a leading specialty retailer of casual home living products, was also a strong performer during the period. The company benefits from its focus on selling competitively-priced goods, showcasing a wide array of products from around the world. Cost Plus is expected to post significant earnings growth through the continued expansion of its West Coast and East Coast stores. In 1996, total sales increased 17% while earnings per share rose 50%.

  The Emerging Growth Fund retains solid fundamentals. The projected median earnings growth rate for the Fund's holdings as of September 30 was 39.7% versus 20.6% for the Russell 2000 Growth index.

  Going forward, we believe investors will continue to focus on stocks offering consistent earnings strength.

  In this light, our Emerging Growth portfolio is poised to benefit from its smaller-cap orientation, and better-than-benchmark earnings growth rates.

                            REPRESENTATIVE HOLDINGS

                               American Disposal
                                     Arqule
                            Assisted Living Concepts
                                   Cost Plus
                               Digital Microwave
                                   Harbinger
                                 Maverick Tube
                           Personnel Group of America
                                Rainforest Cafe
                              Southern Electronics

--------------------------------------------------------------------------------

EMERGING GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 09/30/97
 1 YEAR                            5 YEARS                          10 YEARS
 21.93%                            21.82%                            15.73%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               EMERGING GROWTH     RUSSELL 2000
             ADVISORY PORTFOLIO    GROWTH INDEX
31-Jul-85              10,000.00        10,000.00
31-Dec-85              11,123.52        10,697.01
31-Dec-86              11,800.54        11,080.15
31-Dec-87              11,316.41         9,919.35
31-Dec-88              14,331.13        11,940.08
31-Dec-89              18,227.77        14,348.09
31-Dec-90              16,656.88        11,850.04
31-Dec-91              25,940.89        17,915.70
31-Dec-92              29,162.92        19,307.77
31-Dec-93              33,746.19        21,887.27
31-Dec-94              32,453.88        21,355.00
31-Dec-95              43,985.49        27,987.96
31-Dec-96              52,547.15        31,140.28
30-Sep-97              65,437.98        38,278.53

This graph compares a $10,000 investment in the Emerging Growth Advisory Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership and a pooled trust managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 10/1/93. Limited partnership/pooled trust returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership and pooled trust had been registered as investment companies under the federal securities laws, their performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 96.3%
----------------------------------------------------------------------------
ADVERTISING -- 0.1%
  Abacus Direct Corp.*.......................       29,000      $    931,625
                                                                ------------
AEROSPACE -- 0.4%
  AAR Corp...................................       68,800         2,296,200
  Doncasters PLC Sponsored ADR*..............       34,800         1,044,000
                                                                ------------
                                                                   3,340,200
                                                                ------------
AGRICULTURE -- 0.7%
  Dekalb Genetics Corp. Class B..............      125,200         5,555,750
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.9%
  Airnet Systems, Inc.*......................       37,100           895,037
  Circle International Group, Inc............       44,100         1,311,975
  Expeditors International Of Washington,
    Inc......................................      116,500         4,878,437
                                                                ------------
                                                                   7,085,449
                                                                ------------
AIRLINES -- 0.1%
  Ryanair Holdings PLC Sponsored ADR*........       26,800           805,256
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.1%
  Canandaigua Wine Co. Class A*..............       23,900         1,126,287
                                                                ------------
APPAREL -- 0.8%
  Authentic Fitness Corp.....................       66,800           985,300
  Big Dog Holdings, Inc.*....................       15,000           210,000
  Cutter & Buck, Inc.*.......................       19,300           398,062
  Fossil, Inc.*..............................       19,100           374,837
  Genesco, Inc.*.............................       74,100         1,083,712
  Nautica Enterprises, Inc.*.................       44,450         1,250,156
  Wolverine World Wide, Inc..................       67,200         1,696,800
                                                                ------------
                                                                   5,998,867
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.0%
  Aftermarket Technology Corp.*..............       15,900           377,625
                                                                ------------
BIOTECHNOLOGY -- 0.5%
  Arqule, Inc.*..............................       28,400           596,400
  BioReliance Corp.*.........................        5,100           133,875
  Guilford Pharmaceuticals, Inc.*............      118,450         3,494,275
                                                                ------------
                                                                   4,224,550
                                                                ------------
BROADCASTING -- 1.3%
  Chancellor Media Corp.*....................      104,250         5,486,156
  Emmis Broadcasting Corp. Class A*..........       63,000         3,008,250
  Saga Communications, Inc. Class A*.........       55,277         1,340,467
  Westwood One, Inc..........................       10,200           323,850
                                                                ------------
                                                                  10,158,723
                                                                ------------
BUILDING MATERIALS -- 1.1%
  Advance Lighting Technologies, Inc.*.......       25,800           696,600
  AFC Cable Systems, Inc.....................       28,100           997,550
  Comfort Systems USA, Inc.*.................      132,600         2,535,975
  Hexcel Corp.*..............................      148,500         4,260,094
  Triangle Pacific Corp.*....................       19,500           677,625
                                                                ------------
                                                                   9,167,844
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
CATALOG/OUTLET STORES -- 0.4%
  Coldwater Creek*...........................       33,700      $    977,300
  Delia's, Inc.*.............................       39,700           888,287
  Insight Enterprises, Inc.*.................       43,200         1,431,000
                                                                ------------
                                                                   3,296,587
                                                                ------------
CHEMICALS -- 0.7%
  O.M. Group, Inc............................       83,250         3,324,797
  Scotts Co. (The) Class A*..................       73,700         1,934,625
  Spartech Corp..............................       26,700           400,500
                                                                ------------
                                                                   5,659,922
                                                                ------------
CLOTHING CHAINS -- 2.2%
  99 Cents Only Stores*......................       43,800         1,437,187
  Buckle, Inc.*..............................       19,200           468,000
  Goody's Family Clothing, Inc...............       80,500         2,596,125
  Men's Wearhouse, Inc.*.....................       93,800         3,494,050
  Pacific Sunwear of California*.............       38,700         1,586,700
  Paul Harris Stores, Inc.*..................       24,500           676,812
  Stage Stores, Inc.*........................      108,600         4,683,375
  Stein Mart Inc.*...........................       89,400         2,927,850
                                                                ------------
                                                                  17,870,099
                                                                ------------
COAL MINING -- 0.1%
  Zeigler Coal Holding Co....................       45,700         1,068,237
                                                                ------------
COMPUTER/OFFICE AUTOMATION -- 2.5%
  Advanced Digital Information Corp.*........       78,500         1,599,437
  Apex PC Solutions, Inc.*...................       38,800         1,469,550
  DAOU Systems, Inc.*........................       14,000           437,500
  Discreet Logic, Inc.*......................       43,100         1,144,844
  Encad, Inc.................................       42,500         1,306,875
  Geac Computer Corp. LTD*...................       40,500         2,508,357
  Microtouch Systems, Inc.*..................       54,900         1,530,337
  Neomagic Corp..............................        6,300           127,181
  Network Appliance, Inc.*...................      128,900         6,992,825
  QLogic Corp.*..............................       14,800           619,750
  Safeguard Scientifics, Inc.*...............       12,600           368,550
  Splash Technology Holdings, Inc.*..........       52,100         2,038,412
                                                                ------------
                                                                  20,143,618
                                                                ------------
CONTAINERS -- 0.1%
  Silgan Holdings, Inc.*.....................       27,600         1,104,000
                                                                ------------
CONTRACT DRILLING -- 2.5%
  Atwood Oceanics, Inc.*.....................       41,900         4,718,987
  Cliff's Drilling Co.*......................       84,200         5,862,425
  Marine Drilling Co., Inc.*.................      226,800         7,087,500
  Patterson Energy, Inc.*....................       37,200         1,948,350
  Unit Corp.*................................       34,300           525,219
                                                                ------------
                                                                  20,142,481
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.2%
  Ames Department Stores, Inc.*..............      103,600         1,554,000
  Tuesday Morning Corp.*.....................        8,950           210,884
                                                                ------------
                                                                   1,764,884
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

DRUGS/PHARMACEUTICALS -- 3.2%
  Curative Health Services, Inc.*............       68,500      $  2,132,062
  Incyte Pharmaceuticals, Inc.*..............       73,600         6,182,400
  Inhale Therapeutic Systems*................       19,600           614,950
  Kos Pharmaceuticals, Inc.*.................       46,900         1,676,675
  NBTY, Inc.*................................       55,300         1,168,212
  NCS Healthcare, Inc. Class A*..............       17,100           436,050
  Paraxel International Corp.*...............       82,400         3,254,800
  PathoGenesis Corp.*........................       28,400         1,008,200
  Sepracor, Inc.*............................      110,000         3,616,250
  Theragenics Corp.*.........................      101,400         5,031,975
                                                                ------------
                                                                  25,121,574
                                                                ------------
ELECTRONIC DATA PROCESSING -- 0.0%
  Factset Research Systems, Inc.*............       12,800           380,800
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.8%
  Aehr Test Systems*.........................       46,900           829,544
  Avid Technology, Inc.*.....................       84,800         2,756,000
  Coherent, Inc.*............................       26,900         1,489,587
  Lecroy Corp.*..............................       29,200         1,292,100
  Lo-Jack Corp.*.............................       14,800           210,900
  Molecular Dynamics, Inc.*..................       12,400           334,800
  Orbotech Ltd.*.............................       36,800         2,125,200
  Plexus Corp.*..............................       87,100         3,059,387
  Southern Electronics Corp.*................       40,400           787,800
  Veeco Instruments, Inc.*...................       22,900         1,446,994
                                                                ------------
                                                                  14,332,312
                                                                ------------
ENTERTAINMENT -- 0.2%
  American Classic Voyages Co.*..............       32,300           565,250
  Cinar Films, Inc. Class B*.................       21,100           804,437
                                                                ------------
                                                                   1,369,687
                                                                ------------
ENVIRONMENTAL SERVICES -- 1.4%
  American Disposal Services, Inc.*..........       39,800         1,243,750
  Eastern Environmental Services, Inc.*......       46,000         1,173,000
  Newpark Resources, Inc.*...................       93,570         3,678,471
  Superior Services, Inc.*...................       56,600         1,613,100
  Tetra Tech, Inc.*..........................       19,300           472,850
  USA Waste Services, Inc.*..................       73,852         2,944,848
                                                                ------------
                                                                  11,126,019
                                                                ------------
FINANCE COMPANIES -- 1.8%
  American Capital Strategies Ltd.*..........       33,900           678,000
  Imperial Credit Industries, Inc.*..........      135,500         3,590,750
  Jackson Hewitt, Inc.*......................       30,600         1,170,450
  New Century Financial Corp.*...............       32,100           547,706
  Ocwen Financial Corp.*.....................       67,700         2,851,862
  Resource Bancshares Mortgage Group, Inc....       15,800           206,387
  Sirrom Capital Corp........................       92,000         4,772,500
  Southwest Securities Group, Inc............       14,960           344,080
                                                                ------------
                                                                  14,161,735
                                                                ------------
FOOD CHAINS -- 0.1%
  Wild Oats Markets, Inc.*...................       19,300           576,587
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
GROCERY PRODUCTS -- 0.6%
  Michael Foods, Inc.........................       49,500      $  1,268,437
  Morningstar Group, Inc.*...................       76,100         3,272,300
                                                                ------------
                                                                   4,540,737
                                                                ------------
HOME FURNISHINGS -- 0.7%
  Bombay Co., Inc.*..........................       38,500           295,969
  Ethan Allen Interiors, Inc.................      171,000         5,301,000
                                                                ------------
                                                                   5,596,969
                                                                ------------
HOMEBUILDING -- 0.1%
  Standard-Pacific Corp......................       55,500           582,750
                                                                ------------
HOSPITALS -- 0.2%
  National Surgery Centers, Inc.*............       64,200         1,396,350
                                                                ------------
INVESTMENT COMPANIES -- 0.4%
  AmeriTrade Holding Corp.*..................       28,900           715,275
  Everen Capital Corp........................       28,600         1,161,875
  Ocwen Asset Investment Corp................       65,000         1,495,000
                                                                ------------
                                                                   3,372,150
                                                                ------------
LIFE INSURERS -- 0.2%
  ARM Financial Group, Inc. Class A..........       54,000         1,285,875
  Protective Life Corp.......................       11,600           585,800
                                                                ------------
                                                                   1,871,675
                                                                ------------
LODGING -- 1.7%
  Capstar Hotel Co.*.........................      124,850         4,190,278
  Signature Resorts, Inc.*...................      118,700         5,638,250
  Silverleaf Resorts, Inc.*..................       35,900           821,212
  Suburban Lodges Of America, Inc.*..........       15,200           400,900
  Trendwest Resorts, Inc.*...................       12,000           282,000
  Wyndham Hotel Corp.*.......................       43,800         1,938,150
                                                                ------------
                                                                  13,270,790
                                                                ------------
MACHINERY/EQUIPMENT -- 2.8%
  Asyst Technologies, Inc.*..................       53,000         2,353,531
  DT Industries, Inc.........................       51,000         1,683,000
  Helix Technology, Inc......................       44,600         2,761,019
  Kuhlman Corp...............................       70,100         2,523,600
  Magnetek, Inc.*............................       95,100         2,127,862
  Motivepower Industries, Inc.*..............       98,377         2,557,802
  OmniQuip International, Inc................       50,500           927,937
  Regal Beloit Corp..........................       65,100         2,001,825
  Robbins & Myers, Inc.......................       26,200         1,008,700
  Terex Corp.*...............................       72,500         1,504,375
  Varlen Corp................................       32,500         1,283,750
  Watsco, Inc. Class A.......................       44,250         1,382,812
                                                                ------------
                                                                  22,116,213
                                                                ------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.4%
  FPA Medical Management, Inc.*..............       55,343         1,902,416
  Healthcare Recoveries, Inc.*...............       39,300           884,250
  Specialty Care Network, Inc.*..............       19,200           237,600
                                                                ------------
                                                                   3,024,266
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

MEDICAL SPECIALTIES -- 1.0%
  Hanger Orthopedic Group, Inc.*.............        8,500      $    126,969
  Medical Resources, Inc.*...................       90,900         1,761,187
  Urologix, Inc.*............................       73,900         1,755,125
  VISX, Inc.*................................       86,600         2,208,300
  Vivus, Inc.*...............................       55,300         2,073,750
                                                                ------------
                                                                   7,925,331
                                                                ------------
MEDICAL SUPPLIES -- 1.8%
  Capstone Pharmacy Services, Inc.*..........       55,400           668,262
  Graham-Field Health Products, Inc.*........       86,500         1,405,625
  Minimed, Inc.*.............................       61,100         2,398,175
  Molecular Devices Corp.*...................       41,300           903,437
  Penederm, Inc.*............................       19,700           268,412
  Respironics, Inc.*.........................       30,900           849,750
  Sabratek Corp.*............................       53,800         1,956,975
  Safeskin Corp.*............................       85,800         3,807,375
  Serologicals Corp.*........................       29,450           669,987
  Spine Tech, Inc............................        7,200           270,900
  Ventana Medical Systems, Inc.*.............       29,500           475,687
  Vista Medical Technologies, Inc.*..........       28,500           423,937
  Wesley Jessen VisionCare, Inc.*............       17,000           480,250
                                                                ------------
                                                                  14,578,772
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.6%
  ABR Information Services, Inc..............       77,400         2,138,175
  Alternative Living Services, Inc.*.........       33,500           812,375
  Assisted Living Concepts, Inc.*............       31,800           508,800
  Atria Communities, Inc.*...................       20,200           363,600
  CareMatrix Corp.*..........................       38,900           987,087
  Centennial Healthcare Corp.*...............        5,300           121,900
  Coast Dental Services, Inc.*...............       31,600           940,100
  Concentra Managed Care, Inc.*..............       96,304         3,400,735
  Diagnostic Health Services, Inc.*..........       23,300           352,412
  Ocular Sciences, Inc.*.....................       46,100         1,066,062
  Sunrise Assisted Living, Inc.*.............       46,800         1,690,650
                                                                ------------
                                                                  12,381,896
                                                                ------------
METALS -- 0.7%
  Lone Star Technologies, Inc.*..............       33,700         1,758,719
  Mueller Industries, Inc.*..................       60,800         2,762,600
  Oregon Steel Mills, Inc....................       34,700           941,237
                                                                ------------
                                                                   5,462,556
                                                                ------------
MILITARY/DEFENSE TECHNOLOGY -- 0.4%
  Electromagnetic Sciences, Inc.*............       28,500           805,125
  Tracor, Inc.*..............................       67,800         2,084,850
                                                                ------------
                                                                   2,889,975
                                                                ------------
MULTI-LINE INSURERS -- 0.1%
  Delphi Financial Group, Inc. Class A*......       26,452         1,135,783
                                                                ------------
OCEAN FREIGHT/SHIPPING -- 0.2%
  Kirby Corp.................................       14,500           278,219
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

OCEAN FREIGHT/SHIPPING (CONTINUED)

  OMI Corp.*.................................      111,800      $  1,397,500
                                                                ------------
                                                                   1,675,719
                                                                ------------
OIL REFINING/MARKETING -- 0.1%
  Tesoro Petroleum Corp.*....................       27,900           503,944
                                                                ------------
OIL/GAS PRODUCTION -- 1.7%
  Abraxas Petroleum Corp.*...................       28,200           408,900
  Harken Energy Corp.*.......................      271,800         1,732,725
  KCS Energy, Inc............................       52,600         1,551,700
  Nuevo Energy Co.*..........................       34,200         1,637,325
  Petsec Energy Ltd.*........................       63,600         1,637,700
  St. Mary Land & Exploration Co.............       52,400         2,377,650
  Swift Energy Co.*..........................       93,500         2,635,531
  Vintage Petroleum, Inc.....................       25,700         1,265,725
                                                                ------------
                                                                  13,247,256
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 7.4%
  Cal Dive International, Inc.*..............       47,500         1,769,375
  Camco International, Inc...................       24,000         1,674,000
  Eagle Geophysical, Inc.*...................        7,500           148,125
  EVI, Inc...................................       63,100         4,038,400
  Friede Goldman International, Inc.*........       40,400         2,424,000
  Global Industries Ltd.*....................      112,200         4,473,975
  Gulfmark Offshore, Inc.*...................       11,700           403,650
  Hvide Marine, Inc. Class A*................       46,800         1,497,600
  Maverick Tube Corp.*.......................       19,100           787,875
  Oceaneering International, Inc.*...........       98,600         2,347,912
  Pool Energy Services Co.*..................      109,100         3,695,762
  Pride International, Inc.*.................      166,900         5,674,600
  Seacor Holdings, Inc.*.....................       65,000         4,030,000
  Seitel, Inc.*..............................       10,000           443,750
  Stolt Comex Seaway S.A.*...................       33,900         2,120,869
  Superior Energy Services, Inc.*............       81,900           757,575
  Trico Marine Services, Inc.*...............      113,600         3,947,600
  Tuboscope Vetco International Corp.*.......      245,800         7,711,975
  UNIFAB International, Inc.*................        5,000           163,750
  Varco International, Inc.*.................      137,500         6,668,750
  Veritas DGC, Inc.*.........................      108,300         4,609,519
                                                                ------------
                                                                  59,389,062
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 7.2%
  Administaff, Inc.*.........................       45,100         1,048,575
  Affiliated Computer Services, Inc. Class
    A*.......................................       89,400         2,212,650
  ASE Test Ltd.*.............................       10,200           864,450
  Billing Information Concepts*..............       76,700         2,684,500
  Computer Task Group, Inc...................      177,200         7,431,325
  Data Processing Resources Corp.*...........       64,800         1,620,000
  Fine Host Corp.*...........................       33,000         1,278,750
  Forrester Research, Inc.*..................       57,100         1,548,837
  G & K Services, Inc. Class A...............       22,950           797,512
  Getty Communications PLC ADR*..............       22,000           407,000
  Hall Kinion & Associates, Inc.*............       27,400           578,825
  Host Marriott Services Corp.*..............       30,800           458,150
  Information Management Resources, Inc.*....       91,800         2,616,300
  Kellstrom Industries, Inc.*................       12,700           261,937
  Lason Holdings, Inc.*......................       54,300         1,500,037

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES (CONTINUED)

  Meta Group, Inc.*..........................       14,000      $    346,500
  Metro Information Services, Inc.*..........       37,500           820,313
  Metzler Group, Inc.*.......................       75,900         3,045,488
  NCO Group, Inc.*...........................       29,300         1,084,100
  Norrell Corp.*.............................       63,400         2,179,375
  Nova Corp.*................................       22,200           564,712
  On Assignment, Inc.*.......................       31,600         1,437,800
  Personnel Group of America, Inc.*..........       75,500         2,585,875
  PMT Services, Inc.*........................      104,350         1,617,425
  Romac International, Inc.*.................       85,900         3,747,388
  RWD Technologies, Inc.*....................       23,600           542,800
  Source Services Corp.*.....................       21,000           624,750
  StaffMark, Inc.*...........................       33,400         1,273,375
  Steiner Leisure Ltd.*......................       11,600           426,300
  Syntel, Inc.*..............................       34,200           542,925
  Technology Solutions Co.*..................       87,300         2,815,425
  Vestcom International, Inc.*...............        8,500           170,000
  Vincam Group, Inc.*........................       36,400         1,046,500
  Warrantech Corp.*..........................       93,000         1,057,875
  Whittman-Hart, Inc.*.......................      186,900         5,700,450
  Youth Services International, Inc.*........       27,700           455,319
                                                                ------------
                                                                  57,393,543
                                                                ------------
OTHER CONSUMER DURABLES -- 0.4%
  Action Performance Cos., Inc.*.............      114,100         3,323,163
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.2%
  Helen of Troy Ltd.*........................       72,400         1,429,900
                                                                ------------
OTHER CONSUMER SERVICES -- 0.5%
  Bally Total Fitness Holding Corp.*.........       22,200           382,950
  Equity Corp. International*................       22,800           531,525
  MemberWorks, Inc.*.........................       25,300           566,088
  Strayer Education, Inc.*...................       51,500         2,343,250
  Travel Services International, Inc.*.......        4,300            89,225
                                                                ------------
                                                                   3,913,038
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.1%
  Healthcare Financial Partners, Inc.*.......       29,900           923,163
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.6%
  Access Health Market, Inc.*................       57,600         1,987,200
  Envoy Corp.*...............................       83,200         2,376,400
  MedQuist, Inc.*............................       18,450           431,269
                                                                ------------
                                                                   4,794,869
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  Chicago Miniature Lamp, Inc.*..............       63,500         2,111,375
  Encore Wire Corp.*.........................       63,750         2,047,969
  Griffon Corp.*.............................       70,000         1,137,500
  Interface, Inc.............................       50,300         1,464,988
  Libbey, Inc................................       35,900         1,281,181
  Rexel, Inc.*...............................       40,500           870,750
  Special Metals Corp.*......................       17,900           335,625
                                                                ------------
                                                                   9,249,388
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
OTHER RETAIL TRADE -- 0.4%
  Cost Plus, Inc.*...........................       43,100      $  1,249,900
  Fred's, Inc................................       27,600           572,700
  RDO Equipment Co. Class A*.................       25,600           588,800
  Renters Choice, Inc.*......................       37,100           842,866
                                                                ------------
                                                                   3,254,266
                                                                ------------
OTHER TECHNOLOGY -- 0.9%
  CHS Electronics, Inc.*.....................       65,700         1,798,538
  Computer Products, Inc.*...................       73,500         2,186,625
  Henry(Jack) & Associates...................       88,650         2,338,144
  Pegasus Systems, Inc.*.....................        6,000           108,750
  Xionics Document Technologies, Inc.*.......       30,700           533,413
                                                                ------------
                                                                   6,965,470
                                                                ------------
OTHER TRANSPORTATION -- 0.2%
  Coach USA, Inc.*...........................       46,000         1,382,875
                                                                ------------
PRINTING/FORMS -- 1.3%
  Applied Graphics Technologies, Inc.*.......       66,300         3,729,375
  Consolidated Graphics, Inc.*...............       85,200         4,238,700
  Mail-Well, Inc.*...........................       98,900         2,682,663
                                                                ------------
                                                                  10,650,738
                                                                ------------
PUBLISHING -- 0.2%
  Scholastic Corp.*..........................       50,000         1,975,000
                                                                ------------
RECREATIONAL PRODUCTS -- 0.0%
  Swisher International Group, Inc. Class
    A*.......................................       18,500           334,156
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
  American General Hospitality Corp..........       31,100           905,788
  FelCor Suite Hotels, Inc...................       27,800         1,141,538
  Golf Trust Of America, Inc.................       48,600         1,312,200
  Health Care Real Estate Investment Trust...       43,500         1,196,250
  Innkeepers USA Trust.......................      118,400         2,035,000
  Kilroy Realty Corp.........................      107,825         2,911,275
  Price Real Estate Investment Trust.........        9,000           361,688
  Storage USA, Inc...........................       34,700         1,409,688
  Walden Residential Properties, Inc.........       43,600         1,100,900
                                                                ------------
                                                                  12,374,327
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.4%
  CB Commercial Real Estate Services Group,
    Inc.*....................................       34,200         1,094,400
  Grubb & Ellis Co.*.........................       20,900           304,356
  Lasalle Partners, Inc.*....................       46,100         1,613,500
                                                                ------------
                                                                   3,012,256
                                                                ------------
REGIONAL BANKS -- 0.9%
  Bay View Capital Corp......................       50,400         1,379,700
  Peoples Heritage Financial Group, Inc......       68,200         2,885,713
  Provident Bankshares Corp..................       50,585         2,883,345
                                                                ------------
                                                                   7,148,758
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.1%
  Avis Rent A Car, Inc.*.....................       18,000           429,750
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

RESTAURANTS -- 2.3%
  CKE Restaurants, Inc.......................      199,650      $  8,385,300
  Foodmaker, Inc.*...........................      159,000         2,991,188
  Logan's Roadhouse, Inc.*...................       21,800           566,800
  NPC International, Inc.....................       29,400           371,175
  PJ America, Inc.*..........................       11,000           189,750
  Rainforest Cafe, Inc.*.....................      108,400         3,495,900
  Sonic Corp.*...............................       76,700         2,147,600
  Star Buffet, Inc.*.........................       12,000           189,000
                                                                ------------
                                                                  18,336,713
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.4%
  Suiza Foods Corp.*.........................       55,600         2,863,400
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.1%
  MAF Bancorp, Inc...........................       30,550           989,056
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 10.8%
  3Dlabs, Inc. Ltd...........................       16,300           525,675
  Aavid Thermal Technologies, Inc.*..........       32,700           985,088
  ACT Manufacturing, Inc.*...................       42,200         1,403,150
  Ade Corp.*.................................       55,900         2,242,987
  Advanced Energy Industries, Inc.*..........       39,200         1,109,850
  Advanced Technology Materials, Inc.*.......       43,900         1,613,325
  Anadigics, Inc.*...........................       51,314         2,530,422
  Benchmark Electronics, Inc.*...............       38,400         1,082,400
  Burr-Brown Corp.*..........................       21,300           710,888
  C.P. Clare Corp.*..........................       14,200           280,450
  Credence Systems Corp.*....................       55,300         2,695,875
  DII Group, Inc.*...........................      129,800         4,255,006
  Electroglas, Inc.*.........................       59,600         2,026,400
  General Scanning, Inc.*....................       54,600         1,900,763
  JPM Co.*...................................       30,300           730,988
  Kulicke & Soffa Industries, Inc.*..........      104,100         4,821,131
  Micrel, Inc.*..............................       59,800         2,530,288
  MRV Communications, Inc.*..................       65,500         2,390,750
  Photronics, Inc.*..........................      106,400         6,443,850
  PMC-Sierra, Inc.*..........................      112,200         2,861,100
  Radisys Corp.*.............................       50,400         2,532,600
  Sawtek, Inc.*..............................       65,400         3,024,750
  Semitool, Inc.*............................       29,300           736,163
  Semtech Corp.*.............................       40,000         2,765,000
  Sipex Corp.*...............................      160,200         5,086,350
  Speedfam International, Inc.*..............      109,600         6,617,100
  STB Systems, Inc.*.........................       44,600         1,627,900
  Stormedia, Inc.*...........................       89,000           517,313
  Tower Semiconductor Ltd.*..................       81,700         1,623,788
  Ultratech Stepper, Inc.*...................       93,200         3,168,800
  Uniphase Corp.*............................       65,500         5,207,250
  Vitesse Semiconductor, Inc.*...............      153,700         7,617,756
  Zygo Corp.*................................       90,200         2,706,000
                                                                ------------
                                                                  86,371,156
                                                                ------------
SOFTWARE -- 7.8%
  Advantage Learning Systems, Inc.*..........       15,000           378,750
  American Software, Inc. Class A*...........       78,700         1,150,988
  Applied Voice Technology, Inc.*............       41,300         1,182,213
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Aspen Technology, Inc.*....................       53,800      $  1,889,725
  CBT Group PLC Sponsored ADR*...............       72,300         5,802,075
  CCC Information Services Group*............       79,600         1,691,500
  Computer Learning Centers, Inc.*...........       53,700         2,094,300
  Credit Management Solutions, Inc.*.........        5,300            96,725
  Documentum, Inc.*..........................       47,600         1,582,700
  Geotel Communications Corp.*...............       21,100           398,263
  Harbinger Corp.*...........................      130,550         4,748,756
  HPR, Inc...................................       15,400           336,875
  Hyperion Software Corp.*...................       58,200         1,815,113
  Imnet Systems, Inc.........................       38,500         1,034,688
  Industri-Matematik International Corp.*....       29,100           712,950
  ITEQ, Inc.*................................       42,200           588,162
  Manugistics Group, Inc.*...................       54,100         1,934,075
  Memco Software Ltd.*.......................       42,300           930,600
  National Instruments Corp.*................       88,500         4,104,188
  Open Text Corp.*...........................       87,100         1,219,400
  Peerless Systems Corp.*....................        7,400           103,600
  Pegasystems, Inc.*.........................       69,300         2,104,988
  Peregrine Systems, Inc.*...................       17,600           312,400
  Peritus Software Services, Inc.*...........       29,400           753,375
  Pervasive Software, Inc.*..................       27,000           310,500
  QAD, Inc.*.................................       53,600           998,300
  QuickResponse Services, Inc.*..............       21,200           726,100
  Rogue Wave Software, Inc...................       21,700           298,375
  Summit Design, Inc.*.......................       88,200         1,565,550
  Tecnomatix Technologies Ltd.*..............        9,700           371,025
  Veritas Software Co.*......................      110,400         4,850,700
  Viasoft, Inc.*.............................       51,600         2,554,200
  Visio Corp.*...............................      167,200         6,980,600
  Walker Interactive Systems, Inc.*..........       52,700           925,544
  Wind River Systems, Inc.*..................      129,800         5,354,250
                                                                ------------
                                                                  61,901,553
                                                                ------------
SPECIALTY CHAINS -- 3.3%
  Budget Group, Inc.*........................       29,000           957,000
  Children's Place Retail Stores, Inc.*......       20,100           291,450
  Claire's Stores, Inc.......................       31,000           693,625
  Cole National Corp. Class A*...............       29,200         1,213,625
  Cort Business Services Corp.*..............       96,700         3,861,956
  Garden Ridge Corp.*........................       62,800           918,450
  Guitar Center, Inc.*.......................       63,100         1,561,725
  Linens 'N Things, Inc.*....................      131,700         4,411,950
  Party City Corp.*..........................       14,100           370,125
  Petco Animal Supplies, Inc.*...............       80,400         2,522,550
  Pier 1 Imports, Inc........................      252,300         4,525,631
  Rental Service Corp.*......................       71,200         1,597,550
  Williams-Sonoma, Inc.*.....................       78,300         3,347,325
                                                                ------------
                                                                  26,272,962
                                                                ------------
SPECIALTY INSURERS -- 0.1%
  International Alliance Services, Inc.*.....       66,600           657,675
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.4%
  Cidco, Inc.*...............................       38,400           739,200
  Comverse Technology, Inc.*.................       48,500         2,558,375
  Davox Corp.*...............................       75,250         2,520,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)

  Digital Microwave Corp.*...................      140,300      $  6,278,425
  Gilat Satellite Networks Ltd.*.............       67,200         2,479,050
  IFR Systems, Inc...........................       38,500         1,270,500
  Innova Corp.*..............................       50,900         1,202,513
  Intelect Communications Systems Ltd........       48,600           552,825
  Natural Microsystems Corp.*................       81,700         3,104,600
  Nice Systems Ltd. .........................       49,900         2,806,875
  P-COM, Inc.*...............................      105,800         2,532,588
  Premisys Communications, Inc.*.............       69,600         1,770,450
  Remec, Inc.*...............................       57,950         2,115,175
  RF Micro Devices, Inc.*....................        5,300            98,713
  Spectrain Corp.*...........................       35,000         2,244,375
  Stanford Telecommunications, Inc.*.........       47,300         1,034,688
  Superior TeleCom, Inc.*....................       38,300         1,508,063
  Tekelec*...................................       82,600         2,813,563
  Teledata Communications Ltd.*..............       96,700         4,363,588
  World Access, Inc.*........................       28,000           910,000
                                                                ------------
                                                                  42,904,441
                                                                ------------
TELECOMMUNICATIONS SERVICES -- 0.3%
  Dycom Industries, Inc.*....................       42,500           942,969
  Pacific Gateway Exchange, Inc.*............       45,900         1,795,838
                                                                ------------
                                                                   2,738,807
                                                                ------------
TEXTILES -- 0.4%
  Culp, Inc..................................       68,300         1,417,225
  Novel Demim Holdings Ltd...................       45,200         1,220,400
  Quaker Fabric Corp.*.......................       14,300           323,538
                                                                ------------
                                                                   2,961,163
                                                                ------------
TOBACCO PRODUCTS -- 0.2%
  General Cigar Holdings, Inc.*..............       57,100         1,648,763
                                                                ------------
TRUCKING -- 1.6%
  Arkansas Best Corp.*.......................       99,900         1,130,119
  Consolidated Freightways Corp.*............      149,500         2,634,938
  Knight Transportation, Inc.*...............        9,100           254,800
  M.S. Carriers, Inc.*.......................       20,000           532,500
  Roadway Express, Inc.......................       60,700         1,661,663
  Swift Transportation Co., Inc.*............       46,800         1,480,050
  U S Xpress Enterprises, Inc. Class A*......          700            14,000
  USFreightways Corp.........................       73,600         2,474,800
  Yellow Corp.*..............................       85,300         2,777,581
                                                                ------------
                                                                  12,960,451
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
WHOLESALE DISTRIBUTION -- 2.1%
  Anicom, Inc.*..............................       63,700      $  1,066,975
  Aviall, Inc.*..............................       83,800         1,283,188
  Brightpoint, Inc.*.........................      115,750         5,360,672
  CellStar Corp.*............................      125,700         5,845,050
  Inacom Corp.*..............................       36,400         1,353,625
  Industrial Distribution Group, Inc.*.......        6,300           132,300
  MicroAge, Inc.*............................       47,100         1,365,900
                                                                ------------
                                                                  16,407,710
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $506,299,513)......................................      767,421,422
                                                                ------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
--------------------------------------------------------------------------------
  Associates Corp. of North America 6.370%, 10/1/97...  $28,864,000    28,864,000
                                                                   -------------
  J.P. Morgan & Co., Inc.
    6.250%, 10/1/97...................................  3,171,000      3,171,000
                                                                   -------------
TOTAL COMMERCIAL PAPER
  (Cost $32,035,000).............................................     32,035,000
                                                                   -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.2%
--------------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $9,210,000 at 6.250%,
    (Agreement dated 9/30/97; to be repurchased at
    $9,211,527 on 10/01/97: collateralized by
    $8,640,000 FNMA Notes, 7.125% due 04/30/26) (VALUE
    $9,652,500)
    (Cost $9,210,000).................................  9,210,000      9,210,000
                                                                   -------------
TOTAL INVESTMENTS -- 101.4%
  (Cost $547,544,513)............................................    808,666,422
LIABILITIES IN EXCESS OF OTHER ASSETS (1.4%).....................    (11,437,890)
                                                                   -------------
NET ASSETS 100.0%................................................  $ 797,228,532
                                                                   -------------
                                                                   -------------

------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.,
                       Partner, Chief Investment Officer,
                             Mid/Large Cap Equities

                              Andrew B. Gallagher,
                               Portfolio Manager

                                Maren Lindstrom,
                               Portfolio Manager

                              Thomas J. Sullivan,
                          Assistant Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with more than $500 million in market capitalization.

  REVIEW AND OUTLOOK: Following an extended period of large-cap outperformance, investors turned their attention back to mid-cap stocks in May. Contributing factors included compelling earnings, growth rates, and valuations in the mid-cap segment relative to large caps. Investors who held on to their mid-cap stocks throughout a long period of underperformance were rewarded as mid-cap growth investing returned to favor. While the Fund showed some volatility, its earnings and valuations proved to be extremely attractive, and we are optimistic about its outlook. Strict adherance to our investment philosophy rewarded shareholders with significant appreciation. The Fund gained 30.5% in the six-month period ending September 30, 1997. The Russell Mid Cap Growth Index was up 30.8% while the S&P 500 Index was up 26.2%.

  Superior stock selection in the technology sector was a major contributor to the Fund's performance. Through Nicholas-Applegate's bottom-up style, our portfolio managers identified the stocks of many technology companies benefiting from the trend in domestic businesses to improve their technology infrastructures. For example, ASM Lithography, one of the best performers for the Fund during the quarter, experienced increased demand in the semiconductor industry. The company was able fulfill strong product demand and increase shipping capacity.

  The Fund also enjoyed superior stock selection in the wireless telecommunications industry, as Nextell Communications increased its share in the market and showed growth well ahead of expectations.

  Teleport Communications also demonstrated significant growth during the period, with a gain of over 75%.

  Our outlook remains positive for the Core Growth Fund with the benefits of the capital gains tax cut, as well as high earnings growth rates and attractive relative valuations.

                            REPRESENTATIVE HOLDINGS

                          Advanced Fibre Communication
                                Airborne Freight
                            Allied Waste Industries
                                  BMC Software
                                CKE Restaurants
                               Four Season Hotel
                              Jones Apparel Group
                                  Price/Costco
                           Robert Half International
                            Teleport Communications

--------------------------------------------------------------------------------

CORE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL MID CAP GROWTH INDEX AND THE S&P 400 MID CAP INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 09/30/97
 1 YEAR                            5 YEARS                           10 YEARS
 19.04%                             19.62%                            15.13%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 CORE GROWTH
             ADVISORY PORTFOLIO    RUSSELL MID CAP GROWTH INDEX     S&P 400 MID CAP INDEX
30-Sep-85             $10,000.00                       $10,000.00                $10,000.00
31-Dec-85              12,466.54                        10,000.00                $11,765.38
31-Dec-86              16,521.83                        11,755.04                $13,673.59
31-Dec-87              17,072.51                        12,079.37                $13,394.70
31-Dec-88              19,187.60                        13,640.50                $16,189.95
31-Dec-89              25,633.99                        17,935.18                $21,944.35
31-Dec-90              25,756.56                        17,014.58                $20,820.87
31-Dec-91              39,960.61                        25,016.75                $31,255.66
31-Dec-92              45,263.92                        27,196.19                $34,982.08
31-Dec-93              54,328.19                        30,240.33                $39,861.97
31-Dec-94              48,410.76                        29,585.30                $38,430.72
31-Dec-95              66,921.22                        39,641.61                $50,324.62
31-Dec-96              77,673.77                        46,571.16                $59,981.98
30-Sep-97              92,875.98                        58,703.55                $78,623.05

This graph compares a $10,000 investment in Core Growth Advisory Portfolio with the Russell Mid Cap Growth Index and the S&P 400 Mid-Cap Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell Mid Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The average market capitalization is $4 billion. The Russell Mid Cap Growth Index is considered generally representative of the U.S. market for mid cap stocks.

The S&P 400 Index is an unmanaged index considered generally representative of the market for the stocks of mid-sized U.S. companies. It consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation.

In future annual reports, Nicholas-Applegate will compare the Core Growth Fund only to the Russell Mid Cap Growth Index for purposes of showing annualized total returns. We believe this shift in benchmark measures is appropriate since the composition of the Fund more closely matches the composition of the Russell Mid Cap Growth Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 93.9%
---------------------------------------------------------------------------------
AIRFREIGHT/SHIPPING -- 1.8%
  Airborne Freight Corp......................          150,300      $   9,102,544
                                                                    -------------
APPAREL -- 1.9%
  Jones Apparel Group, Inc.*.................          172,100          9,293,400
                                                                    -------------
BIOTECHNOLOGY -- 3.6%
  Biochem Pharma, Inc.*......................          200,000          6,300,000
  Centocor, Inc.*............................          156,700          7,453,044
  Guilford Pharmaceuticals, Inc.*............          135,000          3,982,500
                                                                    -------------
                                                                       17,735,544
                                                                    -------------
BROADCASTING -- 3.5%
  Chancellor Media Corp.*....................          148,000          7,788,500
  Clear Channel Communications, Inc.*........          146,800          9,523,650
                                                                    -------------
                                                                       17,312,150
                                                                    -------------
CLOTHING CHAINS -- 1.3%
  TJX Companies, Inc.........................          220,100          6,726,806
                                                                    -------------
COMPUTER/OFFICE AUTOMATION -- 2.9%
  Computer Horizons Corp.*...................          182,650          6,621,062
  Sterling Commerce, Inc.*...................          215,100          7,730,156
                                                                    -------------
                                                                       14,351,218
                                                                    -------------
CONTAINERS -- 1.3%
  Owens-Illinois, Inc.*......................          190,000          6,448,125
                                                                    -------------
CONTRACT DRILLING -- 1.0%
  Diamond Offshore Drilling, Inc.............           93,800          5,176,588
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 6.1%
  Consolidated Stores Corp.*.................          205,906          8,622,314
  Costco Companies, Inc.*....................          228,800          8,608,600
  Fred Meyer, Inc............................          128,400          6,837,300
  Kohls Corp.*...............................           84,100          5,971,100
                                                                    -------------
                                                                       30,039,314
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 1.8%
  Elan Corp. PLC-Sponsored ADR*..............          175,800          8,800,987
                                                                    -------------
ELECTRIC UTILITIES -- 2.3%
  AES Corp.*.................................          261,400         11,436,250
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 2.3%
  Fiserv, Inc*...............................          136,300          5,980,162
  E*Trade Group, Inc.*.......................          120,000          5,640,000
                                                                    -------------
                                                                       11,620,162
                                                                    -------------
ELECTRONICS/MUSIC CHAINS -- 1.0%
  CompUSA, Inc.*.............................          138,100          4,833,500
                                                                    -------------
ENVIRONMENTAL SERVICES -- 3.0%
  USA Waste Services, Inc....................          172,165          6,865,079
  Allied Waste Industries, Inc.*.............          407,500          7,793,438
                                                                    -------------
                                                                       14,658,517
                                                                    -------------
GAMING -- 1.9%
  Carnival Corp. -- Class A..................          200,000          9,250,000
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
HOMEBUILDING -- 0.7%
  Centex Construction Products, Inc..........           60,100      $   3,508,337
                                                                    -------------
HOSPITALS -- 2.7%
  Healthsouth Corp.*.........................          300,000          8,006,250
  Vencor, Inc.*..............................          127,400          5,255,250
                                                                    -------------
                                                                       13,261,500
                                                                    -------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.8%
  Empresas ICA Sociedad Controlladora S.A. de
    C.V.-ADR.................................          227,500          3,995,469
                                                                    -------------
LODGING -- 2.9%
  Four Seasons Hotel, Inc....................          118,100          4,842,100
  Host Marriott Corp.........................          427,100          9,716,525
                                                                    -------------
                                                                       14,558,625
                                                                    -------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 1.6%
  Wellpoint Health Networks, Inc.*...........          135,000          7,821,562
                                                                    -------------
MEDICAL/HEALTH SERVICES -- 0.6%
  Concentra Managed Care, Inc.*..............           82,600          2,916,812
                                                                    -------------
MEDICAL SUPPLIES -- 0.9%
  Sybron International Corp.*................          104,700          4,495,556
                                                                    -------------
MULTI-LINE INSURERS -- 1.5%
  Provident Companies, Inc...................          105,000          7,343,437
                                                                    -------------
OIL/GAS PRODUCTION -- 4.1%
  Devon Energy Corp..........................          199,900          8,795,600
  Santa Fe Energy Resources, Inc.............          440,400          5,505,000
  Valero Energy Corp.........................          185,500          6,086,719
                                                                    -------------
                                                                       20,387,319
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 4.1%
  Camco International, Inc...................           90,000          6,277,500
  Global Industries, Ltd.*...................          154,800          6,172,650
  Smith International, Inc.*.................          100,000          7,768,750
                                                                    -------------
                                                                       20,218,900
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 4.4%
  Information Management Resources, Inc.*....          155,000          4,417,500
  Mastec, Inc.*..............................           84,400          3,692,500
  Robert Half International, Inc.*...........          210,000          8,688,750
  Tyco International Limited.................           60,000          4,923,750
                                                                    -------------
                                                                       21,722,500
                                                                    -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.9%
  McKesson Corp..............................           91,750          9,352,766
                                                                    -------------
OTHER PRODUCERS/MANUFACTURING -- 1.1%
  Knoll, Inc.*...............................          170,000          5,695,000
                                                                    -------------
OTHER TRANSPORTATION -- 1.3%
  GATX Corp..................................           92,700          6,263,044
                                                                    -------------
PAPER -- 1.3%
  Fort James Corp............................           62,662          2,870,703

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
PAPER (CONTINUED)

  Jefferson Smurfit Corp.*...................          185,000      $   3,700,000
                                                                    -------------
                                                                        6,570,703
                                                                    -------------
PRINTING/FORMS -- 1.2%
  Applied Graphics Technologies, Inc.*.......          110,000          6,187,500
                                                                    -------------
PUBLISHING -- 1.3%
  Valassis Communications, Inc...............          195,000          6,215,625
                                                                    -------------
RENTAL/LEASING COMPANIES -- 1.0%
  Comdisco, Inc.*............................          150,000          4,884,375
                                                                    -------------
RESTAURANTS -- 1.6%
  CKE Restaurants, Inc.......................          190,000          7,980,000
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 4.0%
  Analog Devices, Inc.*......................          193,300          6,475,550
  ASM Lithography Holding NV.................           23,800          2,350,250
  Integrated Process Equipment Corp.*........          223,100          8,226,813
  PRI Automation, Inc.*......................           45,500          2,661,750
                                                                    -------------
                                                                       19,714,363
                                                                    -------------
SOAPS/COSMETICS -- 1.6%
  Revlon, Inc. -- Class A*...................          160,600          7,959,738
                                                                    -------------
SOFTWARE -- 5.5%
  BMC Software, Inc .*.......................          121,500          7,867,125
  Compuware Corp.*...........................          134,900          8,161,450
  Electronics for Imaging, Inc.*.............          131,400          6,701,400
  Qad, Inc. -- Class A*......................          128,900          2,400,763
  Visio Corp.*...............................           50,000          2,087,500
                                                                    -------------
                                                                       27,218,238
                                                                    -------------
SPECIALTY CHAINS -- 2.5%
  Borders Group, Inc.*.......................          346,900          9,539,750
  Zale Corp..................................          100,000          2,593,750
                                                                    -------------
                                                                       12,133,500
                                                                    -------------
SPECIALTY INSURERS -- 1.6%
  MGIC Investment Corp.*.....................          137,600          7,886,200
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 4.1%
  Advanced Fibre Communications, Inc.*.......          178,200          7,306,200
  Nokia Corp.-Sponsored ADR -- Class A.......           65,800          6,172,863
  Pairgain Technologies, Inc.*...............          243,800          6,948,300
                                                                    -------------
                                                                       20,427,363
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
TELEPHONE -- 1.8%
  Nextlink Communications, Inc...............           47,000      $   1,128,000
  Teleport Communications Group, Inc. --
    Class A*.................................          170,100          7,633,238
                                                                    -------------
                                                                        8,761,238
                                                                    -------------
TRUCKING -- 1.1%
  Consolidated Freightways, Inc..............          130,200          5,671,837
                                                                    -------------
WHOLESALE DISTRIBUTION -- 1.0%
  Danka Business Systems-Sponsored ADR.......          107,200          4,770,400
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $370,517,777).........................................        464,707,012
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
---------------------------------------------------------------------------------
  Associates Corp. of North America
    6.370%, 10/01/97.........................     $  6,871,000          6,871,000
  J.P. Morgan & Co., Inc.
    6.250%, 10/01/97.........................          984,000            984,000
                                                                    -------------
TOTAL COMMERCIAL PAPER
  (Cost $7,855,000)...........................................          7,855,000
                                                                    -------------
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.8%
---------------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $23,516,000 at
    5.970%, (Agreement dated 9/30/97; to be
    repurchased at $23,519,000 on 10/01/97;
    collateralized by $24,080,000 FNMA Notes,
    6.30% due 9/25/02) (VALUE $24,019,198)
    (Cost $23,516,000).......................       23,516,000         23,516,000
                                                                    -------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $401,888,777).........................................        496,078,012
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%)...............         (1,316,671)
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 494,761,341
                                                                    -------------
                                                                    -------------

---------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.,
                       Partner, Chief Investment Officer,
                             Mid/Large Cap Equities

                              Andrew B. Gallagher,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Large Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies generally over $3 billion in market capitalization.

  REVIEW AND OUTLOOK: As the stocks of large companies climbed to all-time highs several times during the period April 1 through September 30, 1997, the Large Cap Growth Fund was up 38.3% versus a 26.2% gain for the S&P 500 Index.

  The Fund's outperformance is the direct result of stock selection. U.S. corporations continue to reap the benefits of improved efficiencies, especially as a result of retooling their technological infrastructures.

  Additionally, the worldwide personal computer market is experiencing extremely high growth. As a result, the Fund holds several large-cap technology stocks that are benefiting from such growth.

  Relative to the S&P 500 Index, the Fund had a higher weighting in technology sector during the third quarter. Within the technology sector, stocks of telecommunications and computers/office automation companies performed the best for the Fund during the period.

  For example, Nokia, a major supplier of telecommunications systems and the world's largest maker of mobile phones, delivered strong results. Nokia is well positioned to benefit from potential deregulation around the world. Because of its commitment to Latin American markets, Nokia is poised to capitalize on the strong growth expected in the region. Nextel Communications, another solid performer, also recorded strong growth in the sales of its wireless communications products.

  Stock selection in the energy sector also contributed to the Fund's outperformance. Santa Fe International, an oil and gas contract drilling company, was one of the Fund's best performers. The company has shown tremendous growth, boosting second quarter earnings by more than 166% versus the prior year period. Operating drilling rigs in 16 countries, Santa Fe is well positioned to capitalize on accelerating worldwide land and offshore rig activity.

  Reflecting the strength of our stock selection, all of the Fund's holdings reported second quarter earnings results which met or exceeded analysts' consensus expectations.

  We remain optimistic about the outlook for the Large Cap Growth Fund as we continue to find promising stocks meeting our criteria in this segment.

                            REPRESENTATIVE HOLDINGS

                                  Bay Networks
                                   Compuware
                               Ford Motor Company
                                   Home Depot
                              Lucent Technologies
                                     Nokia
                             Santa Fe International
                                  Schlumberger
                                  Time Warner
                                  Westinghouse

--------------------------------------------------------------------------------

LARGE CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE LARGE CAP GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 1000 GROWTH INDEX.

                                 TOTAL RETURN
                               SINCE INCEPTION
                                As of 09/30/97
                                    43.58%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LARGE CAP GROWTH ADVISORY PORTFOLIO    RUSSELL 1000 GROWTH INDEX
 27-DEC-96               $ 10,000.00                       $ 10,000.00
31-Jan-97                             $ 10,888.65                  $ 10,538.08
28-Feb-97                             $ 10,706.64                  $ 10,466.42
31-Mar-97                             $ 10,385.44                   $ 9,899.98
30-Apr-97                             $ 10,781.58                  $ 10,557.34
31-May-97                             $ 11,991.43                  $ 11,319.26
30-Jun-97                             $ 12,430.41                  $ 11,772.03
31-Jul-97                             $ 13,982.87                  $ 12,812.68
31-Aug-97                             $ 13,661.67                  $ 12,063.14
30-Sep-97                             $ 14,357.60                  $ 12,656.77

This graph compares a $10,000 investment in the Large Cap Growth Advisory Portfolio with the Russell 1000 Growth Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Portfolio's registration statement was on 7/21/97. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                 NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
------------------------------------------------------------------------
APPAREL -- 0.4%
  Polo Ralph Lauren Corp. Class A*...........        500    $     13,094
                                                            ------------
AUTOMOBILES -- 3.5%
  Ford Motor Co..............................      2,700         122,175
                                                            ------------
BIOTECHNOLOGY -- 3.3%
  Centocor, Inc.*............................      2,400         114,150
                                                            ------------
BROADCASTING -- 3.0%
  Tele-Communications TCI Ventures Grp Class
    A (Investment Co.).......................      1,855          38,259
  Tele-Communications, Inc. Class A*.........      3,245          66,522
                                                            ------------
                                                                 104,781
                                                            ------------
BUILDING MATERIALS CHAINS -- 2.4%
  Home Depot,Inc.............................      1,600          83,400
                                                            ------------
CLOTHING CHAINS -- 2.9%
  Nordstrom, Inc.............................      1,600         102,000
                                                            ------------
COMPUTER/OFFICE AUTOMATION -- 5.6%
  Bay Networks, Inc.*........................      2,700         104,287
  Cisco Systems, Inc .*......................        700          51,144
  Sun Microsystems, Inc.*....................        800          37,450
                                                            ------------
                                                                 192,881
                                                            ------------
CONTRACTING DRILLING -- 4.4%
  Noble Drilling Corp.*......................      3,700         119,325
  Santa Fe International Corp.*..............        700          32,550
                                                            ------------
                                                                 151,875
                                                            ------------
DEPARTMENT/DISCOUNT STORES -- 9.1%
  CVS Corp...................................      2,000         113,750
  Dayton-Hudson Corp.........................      1,800         107,887
  Wal-Mart Stores, Inc.......................      2,600          95,225
                                                            ------------
                                                                 316,862
                                                            ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 0.3%
  Teradyne, Inc..............................        200          10,762
                                                            ------------
ENTERTAINMENT -- 3.3%
  Time Warner, Inc...........................      2,100         113,794
                                                            ------------
ENVIRONMENTAL SERVICES -- 2.6%
  USA Waste Services, Inc.*..................      2,300          91,712
                                                            ------------
FINANCE COMPANIES -- 2.1%
  American Express Co........................        900          73,687
                                                            ------------
HOSPITALS -- 1.0%
  Healthsouth Corp.*.........................      1,300          34,694
                                                            ------------
OIL/GAS PRODUCTION -- 8.2%
  Anadarko Petroleum Corp....................      1,500         107,719
  Apache Corp................................      2,800         120,050
  Enron Oil & Gas Co.........................      2,600          57,850
                                                            ------------
                                                                 285,619
                                                            ------------

                                                 NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 3.4%
  Schlumberger LTD...........................      1,400    $    117,862
                                                            ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 2.0%
  Robert Half International, Inc.*...........      1,650          68,269
                                                            ------------
OTHER CONSUMER SERVICES -- 0.7%
  At Home Corp. Series A*....................      1,000          23,125
                                                            ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 3.3%
  HBO & Co...................................      3,000         113,250
                                                            ------------
OTHER PRODUCERS/MANUFACTURING -- 2.4%
  Tyco International LTD.....................      1,000          82,062
                                                            ------------
OTHER TECHNOLOGY -- 3.6%
  Westinghouse Electric Corp.................      4,600         124,488
                                                            ------------
SOFTWARE -- 3.5%
  Compuware Corp.*...........................      2,000         121,000
                                                            ------------
SPECIALTY CHAINS -- 3.5%
  Gap, Inc...................................      2,400         120,150
                                                            ------------
SPECIALTY INSURERS -- 3.6%
  MGIC Investment Corp.......................      2,200         126,088
                                                            ------------
TELECOMMUNICATIONS EQUIPMENT -- 11.2%
  Boston Technology, Inc.*...................      2,500          84,688
  CIENA Corp.................................      1,300          64,391
  Lucent Technologies, Inc...................        600          48,825
  MAS Technology LTD Sponsored ADR*..........        500          11,375
  Newbridge Networks Corp.*..................      1,300          77,838
  Nokia Corp.-Sponsored ADR Class A..........      1,100         103,194
                                                            ------------
                                                                 390,311
                                                            ------------
TELECOMMUNICATIONS SERVICES -- 5.7%
  Nextel Communications, Inc. Class A*.......      3,800         109,725
  Paging Network, Inc.*......................      7,000          88,813
                                                            ------------
                                                                 198,538
                                                            ------------
TOBACCO PRODUCTS -- 2.0%
  Philip Morris Cos., Inc....................      1,700          70,656
                                                            ------------
TOTAL COMMON STOCKS
  (Cost $3,190,902)......................................      3,367,285
                                                            ------------
TOTAL INVESTMENTS -- 97.0%
  (Cost $3,190,902)......................................      3,367,285
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.0%............        105,119
                                                            ------------
NET ASSETS -- 100.0%.....................................   $  3,472,404
                                                            ------------
                                                            ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management

                                Sandra K. Durn,
                               Portfolio Manager

                                  Stan Rogers,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return by investing primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: A buoyant bond market and the equity market's record-breaking ascent bolstered returns for our Income & Growth Fund from April 1 through September 30, 1997. The Fund rose 21.6% during the six-month period, versus a 19.7% gain for the First Boston Convertible Index. Issue selection and the strong gains among smaller-cap stocks contributed to its outperforming its benchmark.

  The Fund is comprised primarily of convertible bonds issued by small- and mid-cap companies. Reflecting the smaller-cap nature of the convertible market, of the total number of firms issuing convertible bonds, about two-thirds have market capitalizations less than $2 billion.

  The Fund continued to deliver returns consistent with our goal of achieving asymmetrical market participation by capturing approximately 70% to 80% of the upside performance of the underlying equities with only 50% or less of the downside exposure. Over the first six months of the fiscal year, the Fund participated in 81.0% of the gain of the S&P 500 Index, which was up 26.2% in the period.

  As an example of downside protection, when the S&P 500 Index dipped 5.6% in August amid the downturn in the large- and mid-cap segments of the market, the Income & Growth Fund was off just 1.2% -- a participation rate of less than 22%.

  During the first six months of the fiscal year, we increased the Fund's allocation among select issues in the technology, retail trade, and commercial/ industrial sectors.

  Among the Fund's best-performing holdings was Airtouch Communications, a major wireless telecommunications holding company, with significant cellular interests in the United States, Europe, and Asia. The company is one the largest providers of paging services in the United States, and is forecast to benefit from the projected growth in infrastructure and technology development.

  Ahmanson, one of the largest thrift institutions in the country, also made a positive contribution to the Fund during the period. Forecasts of strong earnings for the company, combined with its recent acquisition of Coast Savings Financial, which is expected to result in significant cost savings, should further enhance Ahmanson's attractiveness.

  We believe convertibles continue to provide investors with appreciation potential and downside protection. Looking ahead, we remain confident of our bottom-up approach and our ability to reward shareholders with long-term results and limited downside risk.

                            REPRESENTATIVE HOLDINGS

                                    Ahmanson
                            Airtouch Communications
                                  Baker Hughes
                              Continental Airlines
                                     Costco
                           Diamond Offshore Drilling
                                 Hilton Hotels
                                    Omnicom
                              Penn Treaty American
                                    Worldcom

--------------------------------------------------------------------------------

INCOME & GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH ADVISORY PORTFOLIO WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                       ANNUALIZED TOTAL RETURNS
                            As of 09/30/97
 1 YEAR                        5 YEARS                           10 YEARS
 27.49%                         18.21%                            14.98%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INCOME AND GROWTH    FIRST BOSTON INDEX
              ADVISORY PORTFOLIO       CONVERTIBLE
31-Dec-86               10,000.00            10,000.00
31-Dec-87                9,663.34             9,977.54
31-Dec-88               11,555.85            11,315.70
31-Dec-89               14,800.60            12,872.89
31-Dec-90               15,035.29            11,986.43
31-Dec-91               20,751.93            15,476.19
31-Dec-92               22,736.71            18,196.62
31-Dec-93               28,832.09            21,571.50
31-Dec-94               26,576.57            20,554.30
31-Dec-95               32,416.83            25,429.45
31-Dec-96               39,126.14            28,949.79
30-Sep-97               48,218.55            34,817.36

This graph compares a $10,000 investment in Income & Growth Advisory Portfolio with a similar investment in the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                    NUMBER
                                                  OF SHARES         VALUE
-----------------------------------------------------------------------------
COMMON STOCKS -- 8.8%
-----------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.0%
  Pacific Gas and Electric Corp..............              1     $         23
                                                                 ------------
GAS UTILITIES -- 1.1%
  MCN Energy Group, Inc......................         69,530        2,224,960
                                                                 ------------
MACHINERY/EQUIPMENT -- 0.7%
  Cooper Industries, 6.00%, "WYMN"...........         57,100        1,313,300
                                                                 ------------
OIL/GAS PRODUCTION -- 0.0%
  Valero Energy Corp.........................              2               66
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.0%
  Bay Apartment Communities, Inc.............         32,286        1,289,422
  Cali Realty Corp...........................         40,730        1,695,386
  CCA Prison Realty Trust....................         12,500          471,875
  CenterPoint Properties Corp................         42,700        1,550,544
  Crescent Real Estate Equities Co...........         45,160        1,812,045
  Equity Residential Properties Trust........         27,040        1,475,370
  FelCor Suite Hotels, Inc...................         20,800          854,100
  Reckson Associates Realty Corp.............         69,866        1,860,182
  Spieker Properties, Inc....................         34,021        1,379,977
                                                                 ------------
                                                                   12,388,901
                                                                 ------------
SPECIALTY INSURERS -- 1.0%
  Merrill, 6.50%, "MTG" (Strypes)............         21,900        2,113,350
                                                                 ------------
TOTAL COMMON STOCKS
  (Cost $13,545,165)........................................       18,040,600
                                                                 ------------
-----------------------------------------------------------------------------
PREFERRED STOCKS -- 31.4%
-----------------------------------------------------------------------------
BROADCASTING -- 2.4%
  Chancellor Media Corp.,* Series A,
    12.25%...................................         11,700        1,602,900
  Evergreen Media Corp., 6.00%...............         41,310        2,463,108
  Sinclair Broadcast Group, 6.00%............         14,100          761,400
                                                                 ------------
                                                                    4,827,408
                                                                 ------------
DRUGS/PHARMACEUTICALS -- 2.1%
  McKesson Corp., 144A $2.50.................         60,700        4,385,575
                                                                 ------------
ELECTRIC UTILITIES -- 3.7%
  AES Trust I, Series A, 5.375%..............         67,920        4,635,540
  Calenergy Capital Trust, 6.25%.............         44,440        2,877,490
                                                                 ------------
                                                                    7,513,030
                                                                 ------------
FINANCE COMPANIES -- 3.4%
  Finova Finance Trust, 5.50%................         46,920        3,090,855
  H.F. Ahmanson, Series D, 6.00%.............         32,398        3,790,566
                                                                 ------------
                                                                    6,881,421
                                                                 ------------
LODGING -- 2.0%
  Host Marriott Financial Trust,
    6.75%, 144A..............................         52,725        3,585,300

                                                    NUMBER
                                                  OF SHARES         VALUE
-----------------------------------------------------------------------------

LODGING (CONTINUED)

  Host Marriott Financial Trust, $13.375.....          8,010     $    544,680
                                                                 ------------
                                                                    4,129,980
                                                                 ------------
MULTI-LINE INSURERS -- 1.5%
  American Bankers Insurance, Series B,
    $3.125...................................         37,580        3,081,560
                                                                 ------------
OIL REFINING/MARKETING -- 1.4%
  Tosco Financing Trust, 144A................         41,400        2,546,100
  Tosco Corp., Series F, $4.3750.............          6,400          393,600
                                                                 ------------
                                                                    2,939,700
                                                                 ------------
OIL/GAS PRODUCTION -- 1.7%
  Devon Financing Trust, $3.25 Pfd Cv........          5,700          458,850
  Devon Financing Trust, $6.50, 144A.........         37,876        3,053,752
                                                                 ------------
                                                                    3,512,602
                                                                 ------------
OTHER CONSUMER NON-DURABLES -- 0.9%
  Ralston Purina Co., 7.00%..................         28,300        1,906,712
                                                                 ------------
OTHER PRODUCERS/MANUFACTURING -- 1.1%
  Corning Delaware LP, 6.00%.................         29,200        2,188,175
                                                                 ------------
OTHER TRANSPORTATION -- 1.2%
  Hvide Capital Trust, 6.50%.................         38,600        2,557,250
                                                                 ------------
PIPELINES -- 1.1%
  Williams Companies, $3.50..................         20,600        2,278,875
                                                                 ------------
PUBLISHING -- 1.3%
  Houston Industries, Inc., 7.00%............         52,800        2,745,600
                                                                 ------------
SAVINGS & LOAN/THRIFTS -- 0.7%
  Sovereign Bancorp, Series B, 6.25%.........         13,200        1,404,150
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.8%
  LM Ericcson Telephone Co., ADR.............        550,470        3,646,864
                                                                 ------------
TELECOMMUNICATION SERVICES -- 3.9%
  Airtouch Communications, Series C, 4.25%...         51,718        2,918,835
  SBC Communications, Inc., 7.75%............         51,000        2,492,625
  Worldcom, Inc., 8.00%......................         20,240        2,489,520
                                                                 ------------
                                                                    7,900,980
                                                                 ------------
TRUCKING -- 1.2%
  CNF Trust I, Series A, 5.00%...............         39,000        2,510,625
                                                                 ------------
TOTAL PREFERRED STOCKS
  (Cost $53,412,622)........................................       64,410,507
                                                                 ------------

                                                     PAR
                                                    VALUE
-----------------------------------------------------------------------------
CORPORATE BONDS -- 56.6%
-----------------------------------------------------------------------------
ADVERTISING -- 2.2%
  Omnicom Group
    4.250%, 01/03/07                              $3,441,000        4,473,300
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                     PAR
                                                    VALUE           VALUE
-----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

AEROSPACE -- 0.9%
  Morgan Stanley Group, Series MTNC 0.000%,
    09/30/00                                      $1,440,000     $  1,864,800
                                                                 ------------
AIRLINES -- 0.3%
  Continental Airlines
    6.750%, 04/15/06.........................        480,000          680,400
                                                                 ------------
AUTOMOTIVE EQUIPMENT -- 1.0%
  Tower Automotive, Inc.
    5.000%, 08/01/04.........................      1,960,000        2,107,000
                                                                 ------------
BUILDING MATERIALS -- 1.3%
  Cemex SA Euro,
    4.250%, 11/01/97.........................        920,000          915,400
  Hexcel Corp.
    7.000%, 08/01/03.........................        844,000        1,654,240
                                                                 ------------
                                                                    2,569,640
                                                                 ------------
BUILDING MATERIALS CHAINS -- 2.2%
  Home Depot, Inc.
    3.250%, 10/01/01.........................      3,621,000        4,490,040
                                                                 ------------
CLOTHING CHAINS -- 0.4%
  The Men's Wearhouse, Inc.
    5.250%, 03/01/03.........................        681,000          850,399
                                                                 ------------
COMPUTERS/OFFICE AUTOMATION -- 7.9%
  Adaptec, Inc.
    4.750%, 02/01/04.........................        994,000        1,120,735
  Adaptec, Inc., 144A
    4.750%, 02/01/04.........................        984,000        1,109,460
  C-Cube Microsystems, Inc.
    5.875%, 11/01/05.........................        500,000          608,125
  Comverse Technology, Inc.
    5.750%, 10/01/06.........................      1,408,000        1,860,320
  Data General Corp.
    6.000%, 05/15/04.........................        723,000          896,520
  EMC Corp.
    3.250%, 03/15/02.........................      2,780,000        3,898,949
  Safeguard Scientifics
    6.000%, 02/01/06.........................      1,245,000        1,301,025
  Wind River Systems, Inc.
    5.000%, 08/01/02.........................      1,727,000        1,770,175
  Xerox Credit Corp., Series MTNE
    2.875%, 07/01/02.........................      3,539,000        3,654,017
                                                                 ------------
                                                                   16,219,326
                                                                 ------------
CONTRACT DRILLING -- 2.8%
  Diamond Offshore Drilling
    3.750%, 02/15/07.........................        858,000        1,231,230
  Loews Corp.
    3.125%, 09/15/07.........................      2,474,000        2,576,053
  Nabors Industries, Inc.
    5.000%, 05/15/06.........................        898,000        2,004,785
                                                                 ------------
                                                                    5,812,068
                                                                 ------------
                                                     PAR
                                                    VALUE           VALUE
-----------------------------------------------------------------------------
DEPARTMENT/DISCOUNT STORES -- 3.0%
  Costco Companies, Inc.
    0.000%, 08/19/17.........................     $6,678,000     $  3,597,772
  Federated Department Stores
    5.000%, 10/01/03.........................      1,861,000        2,533,286
                                                                 ------------
                                                                    6,131,058
                                                                 ------------
DRUG CHAINS -- 1.4%
  Rite Aid Corp.
    5.250%, 09/15/02.........................      2,883,000        2,951,471
                                                                 ------------
DRUGS/PHARMACEUTICALS -- 4.1%
  Elan International Finance
    0.000%, 10/16/12.........................      2,284,000        2,503,835
  Sandoz Capital BVI LTD.
    2.000%, 10/06/02.........................        900,000        1,320,750
  Sandoz Capital BVI LTD. Euro,
    2.000%, 10/06/02.........................      1,470,000        2,162,811
  Sepracor, Inc. Euro,
    7.000%, 12/01/02.........................        649,000        1,138,995
  Sepracor, Inc.
    7.000%, 12/01/02.........................        685,000        1,202,175
                                                                 ------------
                                                                    8,328,566
                                                                 ------------
ELECTRONIC DATA PROCESSING -- 2.3%
  Automatic Data Processing
    0.000%, 02/20/12.........................      5,177,000        3,365,050
  National Data Corp.
    5.000%, 11/01/03.........................      1,360,000        1,411,000
                                                                 ------------
                                                                    4,776,050
                                                                 ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 3.4%
  ADT Operations, Inc.
    0.000%, 07/06/10.........................      3,358,000        3,731,577
  SCI Systems, Inc.
    5.000%, 05/01/06.........................      1,545,000        3,144,075
                                                                 ------------
                                                                    6,875,652
                                                                 ------------
ENVIRONMENTAL SERVICES -- 2.5%
  United Waste Systems, Inc., 144A
    4.500%, 06/01/01.........................         45,000           63,394
  US Filter Corp.
    4.500%, 12/15/01.........................        897,000        1,111,159
  USA Waste Services, Inc.
    4.000%, 02/01/02.........................      3,498,000        3,839,055
                                                                 ------------
                                                                    5,013,608
                                                                 ------------
INDUSTRIAL BONDS -- 0.9%
  Tecnomatix Technologies
    5.250%, 08/15/04.........................      1,612,000        1,791,335
                                                                 ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.2%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................      3,044,000        2,522,715
                                                                 ------------
LIFE INSURERS -- 0.7%
  Penn Treaty American Corp.
    6.250%, 12/01/03.........................      1,026,000        1,368,427
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     PAR
                                                    VALUE           VALUE
-----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

LODGING -- 3.9%
  ARV Assisted Living
    6.750%, 04/01/06.........................     $1,000,000     $    946,250
  Carematrix Corp.
    6.250%, 08/15/04.........................      1,014,000        1,079,910
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................      3,219,000        3,830,610
  Marriott International
    0.000%, 03/25/11.........................      1,312,000          864,280
  Signature Resorts, Inc.
    5.750%, 01/15/07.........................        999,000        1,193,805
                                                                 ------------
                                                                    7,914,855
                                                                 ------------
MACHINERY/EQUIPMENT -- 1.9%
  Thermo Electron Corp.
    4.250%, 01/01/03.........................      3,329,000        3,919,898
                                                                 ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 1.1%
  Tenet Healthcare
    6.000%, 12/01/05.........................      1,879,000        2,271,241
                                                                 ------------
OILFIELD SERVICES/EQUIPMENT -- 1.9%
  Baker Hughes, Inc.
    0.000%, 05/05/08.........................      2,198,000        1,865,553
  Key Energy Group, Inc.
    5.000%, 09/15/04.........................        732,000          742,980
  Pride Petroleum Services, Inc.
    6.250%, 02/15/06.........................        414,000        1,188,698
                                                                 ------------
                                                                    3,797,231
                                                                 ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.0%
  Corestaff, Inc.
    2.940%, 08/15/04.........................      2,315,000        2,109,544
                                                                 ------------
OTHER PRODUCERS/MANUFACTURING -- 2.9%
  Alfa S.A. DE C.V. Euro,
    8.000%, 09/15/00.........................      1,180,000        2,340,790
  Alfa S.A. DE C.V.
    8.000%, 09/15/00.........................      1,000,000        1,960,000
  Halter Marine Group, Inc.
    4.500%, 09/15/04.........................      1,451,000        1,659,581
                                                                 ------------
                                                                    5,960,371
                                                                 ------------
                                                     PAR
                                                    VALUE           VALUE
-----------------------------------------------------------------------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.5%
  Analog Devices
    3.500%, 12/01/00.........................     $1,179,000     $  1,974,825
  National Semiconductor
    6.500%, 10/01/02.........................      1,450,000        1,671,125
  Xilinx, Inc.
    5.250%, 11/01/02.........................      1,304,000        1,519,160
                                                                 ------------
                                                                    5,165,110
                                                                 ------------
SPECIALTY CHAINS -- 1.7%
  Staples, Inc.
    4.500%, 10/01/00.........................      2,544,000        3,339,000
  Staples Inc. Euro,
    4.500%, 10/01/00.........................        150,000          198,375
                                                                 ------------
                                                                    3,537,375
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
  Motorola, Inc.
    0.000%, 09/27/13.........................      1,619,000        1,380,198
                                                                 ------------
TELECOMMUNICATIONS SERVICES -- 0.5%
  Smartalk Teleservices
    5.750%, 09/15/04.........................      1,028,000        1,117,950
                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $99,284,536)........................................      115,999,628
                                                                 ------------

-----------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.9%
-----------------------------------------------------------------------------
  Associates Corp. of North America
    6.370%, 10/01/97
    (Cost $8,001,000)........................      8,001,000        8,001,000
                                                                 ------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $174,243,323).......................................      206,451,735
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%).............       (1,365,288)
                                                                 ------------
NET ASSETS -- 100.0%........................................     $205,086,447
                                                                 ------------
                                                                 ------------

---------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                             Lawrence S. Speidell,
                           CFA, Partner, Director of
                     Global/Systematic Portfolio Management
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                              James E. Kellerman,
                           Partner, Portfolio Manager
                                 Malcom S. Day,
                             CFA, Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities primarily of U.S. companies and 40% of total assets in debt securities, money market instruments and other short-term investments.

  REVIEW AND OUTLOOK: The Fund climbed 29.7% for the six-month period ending September 30, 1997 versus an 18.4% gain for a balanced index comprised of 60% S&P 500 Index and 40% Lehman Government/Corporate Bond Index.

  Among the Fund's top performers were electronics manufacturer Avid Technology Inc. and Unitrode Corporation, which assembles semiconductors and telecommunications equipment.

  Fluctuating interest rates affected government debt securities held by the Fund. The Federal Reserve Board raised short-term interest rates in late March, resulting in a mild sell-off in the first half of April. A reported increase in real GDP to 5.9% also affected bonds negatively. Bonds did well in July following Alan Greenspan's Humphrey-Hawkins testimony before Congress, and leveled off in August prompted by a climb in interest rates and stronger than expected economic reports. Lower than predicted results from the producer price index and retail sales in early September again boosted the bond market in spite of increased production during August. Weak housing starts spurred a rally through the end of the period.

  Our long-term outlook for fixed-income investing is positive in spite of short-term cyclical fluctuations in the bond market. We expect economic growth to continue to slow over the short-term and then re-accelerate into 1998. We are confident that the combination of our disciplined style of selecting dynamic growth stocks and the benefits of diversification offered by fixed-income securities will continue to deliver favorable long-term results.

                            REPRESENTATIVE HOLDINGS

                                Airborne Freight
                                Compaq Computer
                                 Dell Computer
                           North Fork Bancorporation
                           Robert Half International
                                 TJX Companies
                    Australian Govt. Debenture 9.50 8/15/03
                   Cox Communications Debenture 6.69 9/20/04
                       General Electric Note 7.50 8/21/35
                    United States Treasury Note 6.25 1/31/0

--------------------------------------------------------------------------------

BALANCED GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH ADVISORY PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 09/30/97                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 26.66%                             20.61%                            15.62%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BALANCED GROWTH     BALANCED 60/40
             ADVISORY PORTFOLIO         INDEX

19-Apr-93             $10,000.00         $10,000.00
30-Jun-93              11,052.07          10,167.89
30-Sep-93              11,689.69          10,460.54
31-Dec-93              11,360.26          10,593.91
31-Mar-94              10,977.68          10,220.09
30-Jun-94              10,329.44          10,196.47
30-Sep-94              10,871.41          10,516.10
31-Dec-94              10,680.13          10,533.05
31-Mar-95              11,370.88          11,358.01
30-Jun-95              12,422.95          12,302.76
30-Sep-95              13,417.64          12,982.35
31-Dec-95              13,229.45          13,694.89
31-Mar-96              13,695.05          14,001.13
30-Jun-96              14,508.36          14,403.65
30-Sep-96              15,057.97          14,779.90
31-Dec-96              15,459.66          15,701.27
31-Mar-97              14,689.94          15,904.46
30-Jun-97              16,693.11          17,775.90
30-Sep-97              19,071.71          18,834.70

This graph compares a $10,000 investment in the Balanced Growth Advisory Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Advisory Portfolio's registration statement was on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 63.3%
----------------------------------------------------------------------------
AIR FREIGHT/SHIPPING -- 1.5%
  Airborne Freight Corp......................         3,700     $    224,081
  Expeditors International Of Washington,
    Inc......................................         5,800          242,875
                                                                ------------
                                                                     466,956
                                                                ------------
AIRLINES -- 0.6%
  Continental Airlines Holding, Inc. *.......         4,700          185,062
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.7%
  Canandaigua Wine Co........................         4,800          226,200
                                                                ------------
APPAREL -- 1.8%
  Jones Apparel Group, Inc. *................         3,700          199,800
  Kellwood Co................................         5,900          209,081
  Stride Rite Corp...........................        11,100          150,544
                                                                ------------
                                                                     559,425
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 1.4%
  Federal-Mogul Corp.........................         5,200          193,050
  SPX Corp...................................         4,000          234,500
                                                                ------------
                                                                     427,550
                                                                ------------
BROADCASTING -- 0.0%
  Optel, Inc. *..............................           225                2
                                                                ------------
BUILDING MATERIALS CHAINS -- 0.6%
  Centex Construction Products, Inc..........         6,600          195,525
                                                                ------------
CATALOG/OUTLET STORES -- 0.5%
  Lands' End, Inc............................         4,900          150,981
                                                                ------------
CLOTHING CHAINS -- 2.8%
  Burlington Coat Factory, Inc...............         8,900          188,013
  Ross Stores, Inc...........................        11,400          389,025
  TJX Companies, Inc.........................         9,200          281,175
                                                                ------------
                                                                     858,213
                                                                ------------
COAL MINING -- 0.2%
  Zeigler Coal Holding Co....................         2,700           63,112
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 6.0%
  Compaq Computer Corp. *....................         5,750          429,812
  Creative Tecchnology Ltd. *................         5,600          143,150
  Dell Computer Corp. *......................         4,600          445,625
  EMC Corp. *................................         4,400          256,850
  Quantum Corp. *............................         7,000          268,187
  Western Digital Corp. *....................         7,200          288,450
                                                                ------------
                                                                   1,832,074
                                                                ------------
CONTRACT DRILLING -- 3.3%
  Cliff's Drilling Co. *.....................         4,400          306,350
  Global Marine, Inc. *......................        11,100          369,075
  Marine Drilling Co., Inc. *................        10,700          334,375
                                                                ------------
                                                                   1,009,800
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 2.3%
  Family Dollar Stores, Inc..................         9,600          219,000

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

DEPARTMENT/DISCOUNT STORES (CONTINUED)

  MacFrugals Bargains Close-Outs,
    Inc. *...................................         6,800     $    207,400
  Shopko Stores, Inc.........................         6,500          169,000
  Woolworth Corp.............................         4,300           95,137
                                                                ------------
                                                                     690,537
                                                                ------------
ELECTRONIC INSTRUMENTS -- 1.4%
  Avid Technology, Inc. *....................         6,900          224,250
  Orbotech, Ltd..............................         3,700          213,675
                                                                ------------
                                                                     437,925
                                                                ------------
FINANCE COMPANIES -- 1.5%
  Green Tree Financial Corp..................         1,500           70,500
  MBNA Corp..................................         3,100          125,550
  Student Loan Marketing Association.........         1,800          278,100
                                                                ------------
                                                                     474,150
                                                                ------------
GROCERY PRODUCTS -- 2.0%
  Dean Foods Corp............................         4,000          185,000
  Interstate Bakeries Corp...................         3,800          260,537
  Smithfield Foods, Inc. *...................         6,000          180,000
                                                                ------------
                                                                     625,537
                                                                ------------
HOME FURNISHINGS -- 1.8%
  Bed Bath and Beyond, Inc. *................         1,500           52,687
  Ethan Allen Interiors, Inc.................         8,800          272,800
  Furniture Brands International, Inc. *.....        11,200          211,400
                                                                ------------
                                                                     536,887
                                                                ------------
HOSPITALS -- 0.2%
  Health Management Associates, Inc. -- Class
    A *......................................         1,700           53,762
                                                                ------------
INVESTMENT COMPANIES -- 0.4%
  Bear Stearns Co............................         2,820          124,080
                                                                ------------
LIFE INSURERS -- 0.2%
  Conseco, Inc...............................         1,400           68,337
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 0.9%
  Oxford Health Plan, Inc. *.................         3,800          284,525
                                                                ------------
METALS -- 0.5%
  Bethlehem Steel Corp.......................        15,500          159,844
                                                                ------------
MILITARY/DEFENSE TECHNOLOGY -- 0.8%
  Rohr, Inc. *...............................         7,900          244,406
                                                                ------------
MONEY-CENTER BANKS -- 0.8%
  North Fork Bancorporation, Inc.............         8,000          232,000
                                                                ------------
MULTI-LINE INSURERS -- 0.6%
  Torchmark Corp.............................         5,000          196,250
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 4.8%
  Camco International, Inc...................         4,700          327,825
  Cooper Cameron Corp. *.....................         4,400          315,975
  EVI, Inc...................................         4,600          294,400
  Rowan Cos., Inc. *.........................         2,900          103,313
  Tidewater, Inc.............................         2,200          130,350

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT (CONTINUED)

  Varco International, Inc. *................         5,900     $    286,150
                                                                ------------
                                                                   1,458,013
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 0.3%
  Robert Half International, Inc. *..........         2,400           99,300
                                                                ------------
OTHER FINANCIAL SERVICES -- 1.1%
  Sunamerica, Inc............................         8,700          340,931
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.9%
  HBO & Co...................................         7,200          271,800
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.6%
  Crane Co...................................         4,300          176,837
  Herman Miller, Inc.........................         5,800          310,300
                                                                ------------
                                                                     487,137
                                                                ------------
PAPER -- 1.1%
  Fort James Corp............................         7,300          334,431
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.8%
  Orion Capital Corp.........................         5,400          244,688
                                                                ------------
PUBLISHING -- 1.4%
  Central Newspapers, Inc....................         3,000          222,750
  Valassis Communication, Inc................         6,200          197,625
                                                                ------------
                                                                     420,375
                                                                ------------
REGIONAL/COMMERCIAL BANKS -- 0.6%
  Provident Financial Group..................         3,600          170,325
                                                                ------------
RESTAURANTS -- 0.7%
  Foodmaker, Inc. *..........................        11,500          216,344
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.7%
  Greenpoint Financial Corp..................         3,500          221,813
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 4.4%
  Altera Corp. *.............................         2,000          102,500
  Dallas Semiconductor Corp..................         4,700          210,325
  Jabil Circuit, Inc. *......................         7,400          484,700
  Unitrode Corp. Commo.......................         2,500          185,313
  Vitesse Semiconductor, Inc. *..............         7,650          379,153
                                                                ------------
                                                                   1,361,991
                                                                ------------
SOFTWARE -- 6.5%
  BMC Software, Inc . *......................         5,400          349,650
  Cadence Design Systems, Inc. *.............         1,800           96,300
  Compuware Corp. *..........................         6,100          369,050
  Keane, Inc. *..............................         8,800          279,400
  McAfee Associates, Inc. *..................         6,300          333,900
  Microsoft Corp. *..........................         1,600          211,700
  Peoplesoft, Inc. *.........................         5,400          322,650
                                                                ------------
                                                                   1,962,650
                                                                ------------
SPECIALTY CHAINS -- 1.2%
  Michaels Stores, Inc. *....................         5,900          180,319
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SPECIALTY CHAINS (CONTINUED)

  Payless Shoesource, Inc. *.................         3,000     $    179,062
                                                                ------------
                                                                     359,381
                                                                ------------
SPECIALTY IMPORTS -- 0.6%
  Pier 1 Imports, Inc........................        10,500          188,344
                                                                ------------
TELEPHONE -- 0.6%
  Airtouch Communictions, Inc. *.............         5,300          187,819
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
  CellStar Corp. *...........................         7,600          353,400
  Tekelec, Inc. *............................         6,600          224,813
  Tellabs, Inc. *............................         3,800          195,700
                                                                ------------
                                                                     773,913
                                                                ------------
TEXTILES -- 0.7%
  Carlisle Cos., Inc.........................         4,500          199,969
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $12,147,100).......................................       19,402,364
                                                                ------------
----------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
----------------------------------------------------------------------------
BROADCASTING -- 0.4%
  Chancellor Media Corp. Series A, 12.250%
    *........................................         1,000          137,000
OTHER COMMUNICATION/INDUSTRIAL SERVICES -- 0.4%
  IXC Communications, Inc. *.................         1,000          116,000
                                                                ------------
TOTAL PREFERRED STOCKS
  (Cost $234,000)..........................................          253,000
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 9.1%
----------------------------------------------------------------------------
AUTOMOBILES -- 0.3%
  Chrysler Corp.
    7.450%, 02/01/49.........................     $ 100,000          101,344
                                                                ------------
BANKS -- 0.8%
  First Union Corp.
    6.875%, 09/15/05.........................       225,000          226,758
                                                                ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.2%
  Drypers Corp.
    10.25%, 06/15/07.........................        50,000           50,375
                                                                ------------
ELECTRONIC DATA PROCESSING -- 0.1%
  Electronic Retailing Systems, Inc.
    0.000%, 02/01/04.........................        50,000           33,500
                                                                ------------
FINANCIAL SERVICES -- 3.6%
  American Resource Corp. Services B
    7.450%, 12/15/26.........................       225,000          232,020
  Credit Suisse First Boston-London
    7.900%, 04/29/49.........................        95,000          100,344
  General Electric Capital Services
    7.500%, 08/21/35.........................       200,000          213,770

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)

  Hartford Life, Inc.
    7.650%, 06/15/27.........................     $ 125,000     $    130,425
  Ocwen Financial Corp.
    11.875%, 10/01/03........................        75,000           84,094
  Resource America, Inc.
    12.000%, 08/01/04........................        50,000           52,250
  Signature Resorts, Inc.*
    9.750%, 10/01/07.........................       100,000          101,000
  Suntrust Capital II
    7.900%, 06/15/27.........................       200,000          204,640
                                                                ------------
                                                                   1,118,543
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.1%
  Cox Communications Inc
    6.690%, 09/20/04.........................       125,000          124,406
  Highway Master Comm
    13.750%, 09/15/05........................        75,000           78,750
  Musicland Group
    9.000%, 06/15/03.........................       150,000          135,000
                                                                ------------
                                                                     338,156
                                                                ------------
MISCELLANEOUS ASSETS -- 0.4%
  Arauco
    6.950%, 09/15/06.........................       125,000          124,538
                                                                ------------
MONEY-CENTER BANKS -- 0.5%
  ABN Amro Bank NV
    7.125%, 06/18/07.........................       150,000          153,797
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 0.7%
  Associated Materials, Inc.
    11.500%, 08/15/03........................       100,000          106,750
  Interlake Corp.
    12.125%, 03/01/02........................       100,000          104,500
                                                                ------------
                                                                     211,250
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.4%
  Railcar Leasing LLC
    7.125%, 01/15/13.........................       125,000          128,438
                                                                ------------
RESTAURANTS -- 0.2%
  Foodmaker, Inc. *
    9.250%, 03/01/99.........................        71,000           72,864
                                                                ------------
TELEPHONE -- 0.8%
  Bellsouth Cap.
    7.120%, 07/15/47.........................       100,000          100,000
  Nextel Communications, Inc. Sr. Disc. Notes
    0.000%, 09/01/03.........................       150,000          145,500
                                                                ------------
                                                                     245,500
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $2,743,504)........................................        2,805,063
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

FOREIGN BONDS -- 6.1%
----------------------------------------------------------------------------
AUSTRALIAN -- 1.3%
  Australian Government
    9.500%, 08/15/03.........................     $ 475,000     $    406,877
                                                                ------------
CANADIAN -- 0.8%
  Canadian Government
    6.250%, 09/15/98.........................       310,000          228,468
                                                                ------------
DENMARK -- 1.6%
  Kingdom of Denmark
    8.000%, 11/15/01.........................       730,000          120,108
  Kingdom of Denmark
    8.000%, 05/15/03.........................     2,250,000          376,516
                                                                ------------
                                                                     496,624
                                                                ------------
GERMAN -- 2.4%
  Global Federal National Mortgage
    Association
    5.000%, 02/16/01.........................     1,300,000          742,248
                                                                ------------
TOTAL FOREIGN BONDS
  (Cost $1,905,029)........................................        1,874,217
                                                                ------------

----------------------------------------------------------------------------
CMO'S AND ASSET BACKED SECURITIES -- 4.7%
----------------------------------------------------------------------------
BANKS -- 0.4%
  Bank Boston Marine Trust
    6.570%, 11/15/09.........................       120,000          120,563
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.4%
  Federal National Mortgage Association
    6.500%, 06/25/23.........................       350,000          345,516
  Federal National Mortgage Association
    6.500%, 07/25/23.........................       400,000          386,500
                                                                ------------
                                                                     732,016
                                                                ------------
FINANCE COMPANIES -- 0.7%
  Standard Credit Card Master Trust
    5.900%, 02/07/01.........................       200,000          199,813
                                                                ------------
FINANCIAL SERVICES -- 1.2%
  EQCC Home Equity Loan Trust
    6.470%, 08/15/10.........................       255,000          255,956
  Honda Auto Receivables Corp. Grantor Trust
    5.850%, 02/15/03.........................        55,889           55,854
  Signet Credit Card Master Trust
    5.400%, 02/15/02.........................        65,000           64,533
                                                                ------------
                                                                     376,343
                                                                ------------
TOTAL CMO'S AND ASSET BACKED SECURITIES
  (Cost $695,161)..........................................        1,428,735
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 13.4%
----------------------------------------------------------------------------
U.S. TREASURY BONDS -- 3.9%
  10.625%, 08/15/15..........................     $ 205,000     $    295,272
  6.625%, 02/15/27...........................       890,000          911,502
                                                                ------------
                                                                   1,206,774
                                                                ------------
U.S. TREASURY NOTES -- 9.5%
  5.625%, 11/30/98...........................       400,000          399,676
  6.250%, 03/31/99...........................        75,000           75,553
  6.375%, 03/31/01...........................       780,000          790,085
  6.250%, 01/31/02...........................     1,480,000        1,493,779
  7.875%, 11/15/04...........................       130,000          142,997
                                                                ------------
                                                                   2,902,090
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,046,890)........................................        4,108,864
                                                                ------------
----------------------------------------------------------------------------
MUTUAL FUND -- 1.7%
----------------------------------------------------------------------------
  Blackrock 2001 Term
    (Cost $505,050)..........................        60,000          510,000
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.4%
----------------------------------------------------------------------------
  J.P. Morgan & Co., Inc.
    6.250%, 10/01/97
    (Cost $430,000)..........................     $ 430,000     $    430,000
                                                                ------------
----------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS -- 0.0%
  Electronic Retailing Systems, Inc.
    (Cost $2,036)............................            50            3,000
                                                                ------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $23,395,200).......................................       30,815,243
LIABILITES IN EXCESS OF ASSETS -- (0.5%)...................         (147,344)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 30,667,899
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                                Fred Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                                  Malcom Day,
                               Portfolio Manager
                              James E. Kellerman,
                       Partner, Senior Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Government Income Fund seeks to maximize current income through investing primarily in intermediate-term debt securities of the U.S. Government and its agencies and instrumentalities.*

  REVIEW AND OUTLOOK: The Fund returned 7.83% for the six-month period ending September 30, as compared to a 6.92% return for its benchmark, the Lehman Government Bond Index. Performance for the Government Income Fund continued to be affected by interest rate fluctuations in government debt securities in which the Fund invests. The Federal Reserve Board raised short-term interest rates in late March, resulting in a mild sell-off in the first half of April. A reported increase in real GDP to 5.9% also affected bonds negatively. Retail and motor vehicle sales fell in April and May, and unemployment claims rose in May and June, contributing to declining yields.

  Fixed-income performance in the third quarter improved in July following Alan Greenspan's testimony before Congress. Bond prices were buoyed by increasing liquidity as short-term money supply growth accelerated. Personal income and factory orders increased more than predicted, but lower than expected results from the producer price index, retail sales, and housing starts in early September boosted the bond market.

  In spite of short-term cyclical fluctuations in the bond market, the long-term outlook for fixed-income securities is favorable. We expect economic growth to continue to slow over the short-term and then to re-accelerate into 1998. The long-term trend toward disinflation remains intact, increasing the attractiveness of fixed-income securities, while the short-term outlook is slightly positive.

------------
*The government guarantee of the Fund's portfolio securities does not guarantee the value of the Fund's shares, which will fluctuate.

--------------------------------------------------------------------------------

GOVERNMENT INCOME ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE GOVERNMENT INCOME ADVISORY PORTFOLIO WITH THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 09/30/97                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 10.38%                             8.28%                              6.52%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GOVERNMENT INCOME AVISORY PORTFOLIO     LEHMAN BROTHERS GOVERNMENT BOND INDEX
 19-APR-93                $ 10,000.00                              $ 10,000.00
30-Jun-93                              $ 10,346.77                                 $ 10,249.56
30-Sep-93                              $ 10,768.51                                 $ 10,582.10
31-Dec-93                              $ 10,740.39                                 $ 10,546.44
31-Mar-94                              $ 10,506.09                                 $ 10,228.83
30-Jun-94                              $ 10,421.74                                 $ 10,111.52
30-Sep-94                              $ 10,431.12                                 $ 10,154.40
31-Dec-94                              $ 10,496.72                                 $ 10,190.82
31-Mar-95                              $ 10,918.46                                 $ 10,670.35
30-Jun-95                              $ 11,593.25                                 $ 11,332.37
30-Sep-95                              $ 11,807.87                                 $ 11,532.20
31-Dec-95                              $ 12,369.24                                 $ 12,058.96
31-Mar-96                              $ 11,986.52                                 $ 11,785.18
30-Jun-96                              $ 11,863.95                                 $ 11,840.65
30-Sep-96                              $ 11,996.84                                 $ 12,040.75
31-Dec-96                              $ 12,409.09                                 $ 12,392.06
31-Mar-97                              $ 12,310.45                                 $ 12,291.38
30-Jun-97                              $ 12,774.98                                 $ 12,716.45
30-Sep-97                              $ 13,242.30                                 $ 13,142.35

This graph compares a $10,000 investment in the Government Income Advisory Portfolio with the Lehman Brothers Government Bond Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Portfolio's registration statement was on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

The Index reflects the reinvestment of interest income and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
GOVERNMENT INCOME FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 16.8%
----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.4%
  Pool B00623
    9.000%, 06/01/06.........................     $ 106,813     $    111,286
  Pool G43
    6.500%, 12/01/22.........................       145,000          142,507
  Pool 1579PM
    6.700%, 09/01/23.........................       210,000          205,537
                                                                ------------
                                                                     459,330
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.3%
  Pool 94.27J
    6.500%, 06/25/23.........................       255,000          251,733
  Pool 1996-59 Class K
    6.500%, 07/25/23.........................        80,000           77,300
                                                                ------------
                                                                     329,033
                                                                ------------
TENNESSEE VALLEY AUTHORITY -- 4.1%
  TVA - Global
    6.375%, 06/15/05.........................       250,000          250,390
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,015,448)........................................        1,038,753
                                                                ------------
----------------------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 4.0%
----------------------------------------------------------------------------
  Community Program Loan Trust
    4.500%, 04/01/29
    (Cost $238,947)..........................       340,000          251,175
                                                                ------------
----------------------------------------------------------------------------
FOREIGN BONDS -- 12.9%
----------------------------------------------------------------------------
AUSTRALIA -- 4.8%
  Australian Government
    9.500%, 08/15/03.........................       350,000          299,804
                                                                ------------
CANADA -- 1.8%
  Canadian Government
    6.250%, 09/15/98.........................       150,000          110,549
                                                                ------------
DENMARK -- 1.5%
  Kingdom of Denmark
    8.000%, 11/15/01.........................       550,000           90,493
                                                                ------------
GERMANY -- 4.8%
  Treuhandanstalt
    7.750%, 10/01/02.........................       470,000          298,777
                                                                ------------
TOTAL FOREIGN BONDS
  (Cost $781,716)..........................................          799,623
                                                                ------------

                                                  NUMBER OF
                                                     SHARES        VALUE
----------------------------------------------------------------------------
MUTUAL FUNDS -- 4.7%
----------------------------------------------------------------------------
  Blackrock 2001 Term
    (Cost $286,195)..........................        34,000     $    289,000
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 59.9%
----------------------------------------------------------------------------
U.S. TREASURY BONDS -- 25.4%
  7.500%, 02/02/00...........................        95,000          100,121
  10.625%, 08/15/15..........................       630,000          908,183
  9.250%, 02/15/16...........................       335,000          435,135
  8.125%, 08/15/21...........................       105,000          125,656
                                                                ------------
                                                                   1,569,095
                                                                ------------
U.S. TREASURY NOTES -- 34.5%
  5.875%, 10/31/98...........................       155,000          155,242
  5.500%, 11/15/98...........................        15,000           14,965
  5.125%, 11/30/98...........................       145,000          144,049
  5.625%, 11/30/98...........................       375,000          374,647
  6.250%, 03/31/99...........................       125,000          125,879
  6.375%, 03/31/01...........................       140,000          141,772
  6.250%, 01/31/02...........................     1,090,000        1,100,050
  7.500%, 02/15/05...........................        75,000           80,978
                                                                ------------
                                                                   2,137,582
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,672,025)........................................        3,706,677
                                                                ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $5,994,331)........................................        6,085,228

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%..............          103,020
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  6,188,248
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                Pedro V. Marcal,
                            Senior Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                 Jon Borchardt,
                          Assistant Portfolio Manager
                               Jessica Hilinski,
                          Assistant Portfolio Manager
                                Aylin Uckunkaya,
                               Investment Analyst

  GOAL: The Emerging Countries Fund seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Countries Fund delivered outstanding results during the period April 1 through September 30, 1997 based on the strength of stock selection. Notwithstanding the currency market debacle that sent equity prices lower in South East Asia, the Fund rose 19.3% while its benchmark, the MSCI Emerging Markets Free Index, declined 1.2%.

  Applying our bottom-up approach, we select stocks based on their potential to benefit from positive changes in some of the world's fastest developing countries.

  Due to the currency turmoil in the region, few stocks met our investment criteria in South East Asia. The Fund was underweighted in the region relative to the benchmark. During the period, we continued to pick stocks that are poised to grow despite the unfavorable economic environment, such as export-oriented companies that generate their revenues in U.S. dollars. For example, we own PT Daya Guna Samudera, Indonesia's largest fully-integrated fishing company which exports its products. The company generates 95% of its revenues in U.S. dollars and is a direct beneficiary of the rupiah's devaluation.

  Another solid performer was Peak International, a Hong Kong-based precision-packaging materials producer with manufacturing facilities in China. The company is a leading low-cost provider of protective packages used for shipping integrated circuits.

  Our overweighting in Latin America relative to the benchmark was a major factor contributing to the Fund's gains in the period. We identified companies in the region benefiting from the ongoing trend toward privatization, deregulation, and infrastructure development. Companies including steel producer Siderugica Venezola benefited from Venezuela's infrastructure recovery. In Mexico, entertainment firm Corporacion Interamericana de Entretenimiento (CIE), was a strong performer as the company continues to benefit from a consumer-led economic recovery.

  Eastern European stocks also performed well in the period. Gedeon Richter, a Hungarian pharmaceutical company, and the Portuguese cement company, Cimpor Cimentos, contributed significantly to the Fund's performance.

                            REPRESENTATIVE HOLDINGS

                           Banco Bradesco SA, Brazil
                        CIA Energetica De Minas, Brazil
             Corporacion Interamericana de Entretenimiento, Mexico
                              Disco SA, Argentina
                               Ferreyros SA, Peru
                            Gedeon Richter, Hungary
                      Gulf Indonesia Resources, Indonesia
                              Nice Systems, Israel
                                  NIIT, India
                           Peak International, China

--------------------------------------------------------------------------------

EMERGING COUNTRIES ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING COUNTRIES ADVISORY PORTFOLIO WITH THE MSCI EMERGING MARKETS FREE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURN                   INCEPTION
 32.69%                         As of 09/30/97                        20.38%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              EMERGING COUNTRIES     MSCI EMF
              ADVISORY PORTFOLIO      INDEX
28-Nov-94              $10,000.00    $10,000.00
31-Dec-94                9,552.88      8,721.60
31-Mar-95                8,804.82      7,639.95
30-Jun-95               10,128.98      8,432.90
30-Sep-95               10,756.66      8,378.76
31-Dec-95               10,206.36      8,265.82
31-Mar-96               11,332.76      8,780.71
30-Jun-96               12,493.55      9,147.21
30-Sep-96               12,760.11      8,816.67
31-Dec-96               13,035.12      8,764.70
31-Mar-97               14,198.97      9,506.39
30-Jun-97               16,337.01     10,319.96
30-Sep-97               16,931.86      9,394.68

This graph compares a $10,000 investment in the Emerging Countries Advisory Portfolio with the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Advisory Portfolio's registration statement was on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The MSCI EMF is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 94.7%
--------------------------------------------------------------------------
ARGENTINA -- 5.6%
  Banco de Galicia Y Buenos Aires S.A. de
    C.V. -- ADR..............................       22,700   $     672,487
  Banco Frances del Rio de la Plata S.A. --
    ADR......................................       29,600         967,550
  Disco S.A. -- ADR*.........................       37,400       1,720,400
  Perez Companc S.A..........................      352,274       2,828,762
  Siderar S.A.I.C. -- A......................      342,836       1,902,740
  Siderca S.A. -- A..........................    1,306,714       3,920,141
  YPF Sociedad Anonima -- ADR................       75,300       2,776,687
                                                             -------------
                                                                14,788,767
                                                             -------------
BRAZIL -- 10.4%
  Banco Brasileiro de Decontos SA............   60,528,000         629,924
  Centrais Eletricas Brasileiras S.A. --
    ADR......................................      137,700       3,827,234
  Companhia Energetica de Minas Gerais PN....   85,715,000       4,710,647
  Companhia Energetica de Sao Paulo -- ADR...       22,000         548,196
  Companhia Energetica de Sao Paulo -- SP
    ADR......................................       28,000         697,704
  Companhia Paulista de Forca de Luz.........   13,614,700       2,423,650
  Compania Riograndense Telecom PFA..........      741,000         968,022
  Ericsson Telecomunicacoes SA...............   29,024,000       1,391,054
  Petroleo Brasiliero S.A. -- ADR............      134,800       3,789,767
  Telecomunicacoes Brasileiras SA -- ADR.....       29,229       3,763,234
  Telecomunicacoes de Sao Paulo SA --
    Preferred................................    6,299,966       1,926,683
  Telecomunicacoes do Parana SA --
    Preferred................................    2,643,628       1,954,846
  Uniao de Bancos Brasileiros S.A. -- GDR....       22,400         820,400
                                                             -------------
                                                                27,451,361
                                                             -------------
CHILE -- 4.3%
  Chilgener S.A. -- ADR......................       93,493       2,565,214
  CIA de Telecomunicaciones de Chile S.A. --
    ADR......................................       30,300         980,963
  Compania Cervecerias Unidos S.A. -- ADR....      100,400       2,886,500
  Enersis S.A. -- ADR........................       48,200       1,786,412
  Laboratorio Chile -- ADR...................       62,200       1,671,625
  Vina Concha y Toro S.A. -- ADR.............       42,000       1,296,750
                                                             -------------
                                                                11,187,464
                                                             -------------
CHINA -- 4.4%
  Beijing Datang Power Generation Co.,
    Ltd.*....................................    2,242,000       1,260,364
  China Merchants Holdings International Co.,
    Ltd......................................      606,000       1,401,835
  China Resources Enterprise Ltd.............      286,000       1,197,519
  Chongqing Changan Automobile Co., Ltd......       88,500          42,660
  Guangdong Kelon Electric Holdings..........      445,000         575,084
  Hutchison Whampoa Ltd......................       30,000         295,619
  Kowloon Motor Bus Co., Ltd.................      695,900       1,861,609
  Peak International Ltd.....................       62,800       1,499,350

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

CHINA (CONTINUED)

  Qingling Motors Co.........................      163,000   $     103,218
  Shanghai Industrial Holdings Ltd...........      298,000       1,852,391
  Zhejiang Southeast Electric Power Co.,
    Ltd......................................    3,741,000       1,346,760
                                                             -------------
                                                                11,436,409
                                                             -------------
COLOMBIA -- 0.5%
  Banco Ganadero S.A. -- ADR.................       43,400       1,253,175
                                                             -------------
EGYPT -- 2.4%
  Al-Ahram Beverages Co. S.A.E. -- GDR.......        2,600          81,900
  Al-Ahram Beverages Co. S.A.E. -- GDR
    144A*....................................       43,000       1,354,500
  Ameriya Cement Co..........................       42,498       1,058,244
  Arabian International Construction Co......       29,500         697,194
  Commercial International Bank of Egypt --
    GDR*.....................................       53,100       1,274,400
  Commercial International Bank of Egypt --
    SP GDR*..................................        3,000          72,000
  Helwan Portland Cement Co..................       19,800         428,873
  Paints & Chemical Industries -- GDR
    144A*....................................      110,200       1,283,830
                                                             -------------
                                                                 6,250,941
                                                             -------------
GREECE -- 3.4%
  Aktor S.A..................................      113,640       1,471,747
  Attica Enterprises S.A.....................      111,200       1,394,332
  Hellenic Technodomiki S.A..................      120,800       1,614,244
  Sarantis S.A...............................       88,960       1,144,149
  Titan Cement Co. S.A.......................       22,600       1,364,275
  Titan Cement Co. S.A. -- Preferred.........       39,600       1,857,070
                                                             -------------
                                                                 8,845,817
                                                             -------------
HUNGARY -- 3.0%
  Danubius Hotel and Spa Rt..................        6,500         210,113
  Gedeon Richter Rt..........................       42,491       4,509,427
  Gedeon Richter -- GDR 144A*................        5,300         562,314
  Graboplast Rt..............................       12,560         743,104
  Matav Rt...................................        1,439         619,718
  Mol Magyar Olaj-Es Gazipari Rt.............       52,300       1,147,624
  Tigaz Rt...................................       27,400         191,048
                                                             -------------
                                                                 7,983,348
                                                             -------------
INDIA -- 6.6%
  Bharat Heavy Electricals Ltd...............       45,000         450,995
  BSES Ltd. -- GDR*..........................       42,000         866,250
  BSES Ltd. -- GDR 144A*.....................       30,000         618,750
  Hindalco Industries Ltd. -- ADR............       24,900         862,162
  Hindalco Industries Ltd. -- GDR............       53,200       1,842,050
  ITC Limited -- GDR.........................       66,200       1,340,550
  ITC Limited -- 144A*.......................       20,500         415,125
  Larsen & Toubro Ltd. -- GDR................        3,100          40,300
  Larsen & Toubro Ltd. -- GDR Reg S..........       21,500         279,500
  Mahindra & Mahindra Ltd. -- ADR............       12,500         146,875
  Mahindra & Mahindra Ltd. -- GDR*...........       64,000         752,000
  NIIT Ltd...................................      128,000       2,179,043
  Oriental Bank of Commerce Ltd..............      418,000         745,397
  Punjab Tractors Ltd........................       25,000         489,356
  Reliance Industries -- GDR.................       55,600       1,275,325

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
INDIA (CONTINUED)

  State Bank of India Ltd....................      125,000   $     956,421
  State Bank of India -- ADR.................       63,600       1,478,700
  State Bank of India -- GDR*................       38,000         883,500
  Videsh Sanchar Nigam Ltd. -- GDR*..........        3,000          50,625
  Videsh Sanchar Nigam Ltd. -- GDR 144A*.....       99,000       1,670,625
                                                             -------------
                                                                17,343,549
                                                             -------------
INDONESIA -- 0.5%
  PT Bank Bira TBK -- Foreign................      660,000         191,802
  PT Daya Guna Samudera -- Foreign...........      600,000       1,000,306
  PT Indofood Sukses Makmur -- Foreign.......       25,200          30,642
                                                             -------------
                                                                 1,222,750
                                                             -------------
ISRAEL -- 7.6%
  Bank Leumi Le-Israel.......................    1,176,000       1,935,233
  Elbit Systems Ltd..........................       92,100       1,266,375
  Formula Systems (1985) Ltd.................      111,406       3,388,253
  Gilat Satellite Networks Ltd.*.............       76,900       2,836,889
  Makhteshim Chemical Works Ltd..............      186,414       1,287,552
  New Dimension Software Ltd.................       51,900       1,070,438
  NICE-Systems Ltd. -- ADR*..................       45,900       2,581,875
  Tecnomatix Technologies Ltd.*..............       65,500       2,505,375
  Tefron Ltd.................................       36,600         732,000
  Teledata Communications Ltd.*..............       38,800       1,750,850
  Teva Pharmaceutical Industries Ltd. --
    ADR......................................       13,000         724,750
                                                             -------------
                                                                20,079,590
                                                             -------------
KOREA -- 2.7%
  Housing & Commercial Bank of Korea.........          310           5,327
  LG Information & Communication Ltd.........        9,844         956,200
  LG Semiconductor Co........................       36,000       1,216,991
  Pohang Iron & Steel Co.....................       23,520       1,886,040
  Pohang Iron & Steel Co., Ltd. -- ADR.......        3,700          95,275
  Samsung Electronics Co.....................       23,222       2,339,022
  SK Telecom Co., Ltd........................       10,570         648,516
                                                             -------------
                                                                 7,147,371
                                                             -------------
MEXICO -- 14.8%
  Alfa SA de C.V.............................      447,000       4,245,637
  Cemex S.A. de C.V. -- B....................      421,800       2,508,000
  Cifra S.A. de C.V. -- A....................    1,242,859       2,719,254
  Cifra S.A. de C.V. -- B....................        1,399           3,284
  Cifra S.A. de C.V. -- C....................       97,200         210,162
  Coca-Cola Femsa S.A. -- ADR................       23,000       1,335,438
  Consorcio ARA S.A. de C.V.*................      228,000         947,799
  Corparacion Geo S.A. de C.V. -- B*.........      173,097       1,076,008
  Corporacion Interamericana de
    Entertenimiento S.A.*....................    1,052,600       6,367,079
  Fomento Economico Mexicano
    S.A. -- B................................      308,000       2,655,856
  Grupo S.A. de C.V. -- B....................      533,000         120,731
  Grupo Cementos de Chihuahua S.A. de C.V....    1,400,000       1,917,117
  Grupo Elektra S.A. de C.V..................      174,900       2,827,212
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

MEXICO (CONTINUED)

  Grupo Financiero Bancomer S.A. de C.V......    2,508,600   $   1,711,143
  Grupo Modelo S.A. de C.V...................      276,600       2,616,487
  Organizacion Soriana S.A. de C.V. -- B.....      671,500       2,679,086
  Pasteleria Francesa S.A....................    2,744,000       1,151,279
  Pepsi-Gemex S.A. -- GDR....................       82,100       1,400,831
  TV Azteca S.A. de C.V. -- ADR*.............      111,000       2,497,500
                                                             -------------
                                                                38,989,903
                                                             -------------
PAKISTAN -- 0.7%
  Hub Power Co.*.............................      635,000         849,648
  Pakistan State Oil Co., Ltd................       54,970         573,198
  SUI Northern Gas Pipelines*................      465,750         371,726
                                                             -------------
                                                                 1,794,572
                                                             -------------
PERU -- 1.4%
  Cementos Lima S.A..........................       54,400       1,107,308
  Cementos Norte Pacasmayo S.A...............            1               1
  Cervecercia Backus & Johnston S.A..........    1,339,704       1,320,229
  Enrique Ferreyros S.A......................      532,598         583,173
  Luz del Sur Servicios S.A. -- B............      480,800         584,548
                                                             -------------
                                                                 3,595,259
                                                             -------------
PHILIPPINES -- 0.9%
  Metropolitan Bank & Trust Co...............        1,437          12,996
  Music Corporation*.........................    5,155,000       2,312,169
  Selecta Dairy Products, Inc................       50,000           2,941
                                                             -------------
                                                                 2,328,106
                                                             -------------
POLAND -- 2.4%
  Amica Wronki S.A...........................       64,100       1,295,139
  Debica S.A.................................       44,000       1,281,991
  Elektrim Spolka Akcyjna S.A................      125,800       1,410,876
  Okocimskie Zaklady Piwowarskie S.A.........       52,200         320,996
  Polish National Investment Fund............       30,200       1,277,862
  Zaklady Przemyslu Cukierniczego Jutrzenka
    S.A......................................       26,700         664,568
                                                             -------------
                                                                 6,251,432
                                                             -------------
PORTUGAL -- 3.3%
  BPI-SGPS, SA...............................       49,000       1,115,573
  Cimpor-Cimentos de Portugal, SGPS, SA......       95,900       2,592,079
  Portugal Telecom SA........................      112,475       4,878,261
                                                             -------------
                                                                 8,585,913
                                                             -------------
RUSSIA -- 4.1%
  First NIS Regional Fund....................       15,000         292,500
  Kubanelectrosvyaz..........................       43,700         937,365
  Kuzbassenergo..............................      932,000         745,600
  Lukoil Holding -- ADR......................       15,400       1,512,665
  Moscow City Tele Network -- RDC 144A*......          554       1,301,900
  Tatneft -- ADR 144A*.......................       11,700       1,858,440
  Unified Energy Systems -- GDR..............    6,159,000       2,463,600
  Vimpel Communications -- ADR*..............       39,300       1,640,775
                                                             -------------
                                                                10,752,845
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

SINGAPORE -- 2.4%
  Advanced Systems Automation Ltd............      383,000   $   1,096,646
  Creative Technology Ltd....................       87,000       2,223,938
  Datacraft Asia Ltd.........................      292,500         930,150
  Elec & Eltek International Co., Ltd........      160,000       1,408,000
  Parkway Holdings Ltd.......................      188,000         761,979
                                                             -------------
                                                                 6,420,713
                                                             -------------
SOUTH AFRICA -- 2.3%
  ABSA Group Ltd.............................       99,300         676,489
  Barlow Ltd.................................       84,800         968,909
  Bidvest Group Ltd..........................       41,086         334,999
  Dimension Data Holdings Ltd.*..............      263,000       1,100,418
  First SA Food Holdings Ltd.................      640,200         695,078
  First South Africa Corp., Ltd..............       62,500         546,875
  Liberty Life Association of Africa Ltd.....          330           9,630
  Meikles Africa Ltd.........................       30,000          65,250
  South African Breweries Ltd.*..............       59,334       1,721,902
                                                             -------------
                                                                 6,119,550
                                                             -------------
SRI LANKA -- 0.7%
  Ceylon Brewery Ltd.........................      125,700         158,180
  John Keells Holdings Ltd...................      238,000       1,357,718
  National Development Bank..................       82,000         364,597
                                                             -------------
                                                                 1,880,495
                                                             -------------
TAIWAN -- 2.1%
  ASE Test Ltd.*.............................       30,500       2,584,875
  China Steel Co. -- GDR*....................       33,825         680,728
  Compal Electronics Inc.....................       98,800         352,364
  ROC Taiwan Fund*...........................       45,000         545,625
  Siliconware Precision Industries -- GDR....       21,200         377,572
  Siliconware Precision Industries -- SP
    GDR......................................       39,000         694,590
  Taiwan Fund Inc............................       14,450         366,669
                                                             -------------
                                                                 5,602,423
                                                             -------------
TURKEY -- 2.8%
  Akbank T.A.S...............................   17,500,000       1,353,093
  Aksa Akrilik Kimya Sanayii A.S.............   15,010,000       1,482,947
  Aksigorta A.S..............................    5,813,000         391,196
  Brisa Bridgestone Sabanci Lastik San Ve Tic
    A.S......................................    3,066,000       1,352,131
  Haci Omer Sabanci Holding A.S.*............   27,321,000       1,204,878
  Vestel Elektronik Sanayi Ve Ticaret A.S....   16,173,000       1,482,062
                                                             -------------
                                                                 7,266,307
                                                             -------------
UNITED KINGDOM -- 0.3%
  Billiton PLC...............................      174,200         671,678
                                                             -------------

UNITED STATES OF AMERICA -- 1.3%
  800-Jr Cigar, Inc.*........................       17,800         623,000
  Comverse Technology, Inc.*.................       21,000       1,107,750
  Harken Energy Corp.*.......................      258,900       1,650,487
                                                             -------------
                                                                 3,381,237
                                                             -------------
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
VENEZUELA -- 3.8%
  Bancaracas Mercados de Capitales S.A.......      541,705   $     837,576
  Banco Provincial S.A.......................      334,326         728,401
  C.A. La Electricidad de Caracas S.A.C.A....      810,833       1,305,799
  Compania Anonima Nacional Telefonos de
    Venezuela -- ADR.........................       27,600       1,262,700
  Corimon C.A. S.A.C.A.......................   35,445,000       1,088,973
  Corimon C.A. S.A.C.A. -- ADR...............       21,300         163,744
  Corporacion Venezolana de Cementos
    S.A.C.A..................................      311,133         724,727
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. -- ADR..........................      436,100       2,568,193
  Sudamtex de Venezuela -- 144A*.............       77,350       1,242,473
                                                             -------------
                                                                 9,922,586
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $216,724,814).....................................     248,553,561
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT
--------------------------------------------------------------------------
CORPORATE BONDS -- 0.2%
--------------------------------------------------------------------------
UNITED STATES OF AMERICA
  Siliconware Precision Industries
    (Cost $610,000)
    0.500%, 7/21/2004........................  $   610,000         652,700
                                                             -------------
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 5.5%
--------------------------------------------------------------------------
  Associates Corp. of North America
    6.370%, 10/01/1997.......................   12,964,000      12,964,000
  J.P. Morgan & Co., Inc.
    6.250%, 10/01/1997.......................    1,581,000       1,581,000
                                                             -------------
TOTAL COMMERCIAL PAPER
  (Cost $14,545,000)......................................      14,545,000
                                                             -------------

                                                 NUMBER
                                                OF SHARES
--------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.1%
--------------------------------------------------------------------------
HONG KONG -- 0.1%
  Guangnan Holdings -- Warrants
    (Cost $3,872)............................       84,857          35,092
                                                             -------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $231,883,686).....................................     263,786,353

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)...........
                                                                (1,302,072)
                                                             -------------
NET ASSETS -- 100%........................................   $ 262,484,281
                                                             -------------

---------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Alcoholic Beverages.........................         5.4%
Apparel.....................................         0.3
Automotive..................................         0.4
Automotive Equipment........................         1.0
Beverages/Soft Drinks.......................         1.2
Broadcasting................................         0.9
Building Materials..........................         6.2
Chemicals...................................         1.0
Closed End/Country Funds....................         0.9
Computers/Office Automation.................         1.4
Consumer Electrical.........................         0.8
Department/Discount Stores..................         2.2
Drugs/Pharmaceuticals.......................         2.8
Electric Utilities..........................        10.1
Electronics/Music Chains....................         1.6
Entertainment...............................         2.4
Finance Companies...........................         1.1
Food Chains.................................         1.4
Gas Pipelines...............................         0.1
Gas Utilities...............................         0.1
Grocery Products............................         1.1
Homebuilding................................         0.4
Industrial Engineering/Construction.........         1.7
Integrated Oil Companies....................         3.6
Investment Companies........................         0.4
Life Insurers...............................         0.0

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Lodging.....................................         0.1%
Machinery/Equipment.........................         1.4
Metals......................................         4.5
Miliary/Defense.............................         0.5
Money Center Banks..........................         0.8
Oil/Gas Production..........................         2.6
Other Commercial/Industrial Services........         1.3
Other Consumer Non-Durables.................         0.7
Other Consumer Services.....................         0.4
Other Energy................................         0.3
Other Production/Manufacturing..............         4.7
Other Transportation........................         1.2
Property-Casualty Insurance.................         0.1
Real Estate Development/Investment..........         0.9
Regional/Commercial Banks...................         5.3
Semiconductors/Electric Companies...........         3.6
Soaps/Cosmetics.............................         0.4
Software....................................         3.5
Telecommunication Equipment.................         3.7
Telecommunication Services..................         1.9
Telephone...................................         6.7
Textiles....................................         1.0
Tobacco Products............................         0.9
Short Term Obligations......................         5.5
Liabilities in Excess of Other Assets.......        (0.5)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Melisa Grigolite,
                               Portfolio Manager
                                 Aaron Harris,
                               Portfolio Manager
                                Pedro V. Marcal,
                            Senior Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                               Loretta J. Morris,
                            Senior Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                 John Tribolet,
                               Investment Analyst

  GOAL: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of small non-U.S. companies.
  REVIEW AND OUTLOOK: The International Small Cap Growth Fund delivered strong results for the period April 1 through September 30, 1997, outperforming its benchmark, the Salomon EPAC/EMI (Europe Pacific Australasia Composite/Extended Market Index), on the strength of its superior stock selection. The Fund advanced 21.0% versus a 1.2% increase for the benchmark.

  Nicholas-Applegate invests for the International Small Cap Fund utilizing our bottom-up method of selecting the stocks of smaller-sized companies based on their potential to benefit from positive changes in countries around the world.

  The Fund's strong performance during the period can be attributed primarily to holdings in the technology sector.

  In the Netherlands, ASM Lithography and Baan, companies expected to benefit from the robust growth in the technology industry, were among the best-performing holdings in the Fund. ASM Lithography is forecast to enjoy continued progress as it participates in a consortium of leading technology firms that will develop lithography tools designed to support the next generation of computer equipment.

  Ibiden, a producer of next-generation plastic packages for Intel microprocessors, was one of the Fund's top-performing holdings in Japan. The company is a direct beneficiary of Intel's continued strong growth prospects.

  The July 1 handover of Hong Kong to China provided many excellent opportunities during the period. The Fund benefited from stock selection in many "red chips," stocks of mainland Chinese companies listed in Hong Kong.

  South East Asia's currency crisis presented a negative environment during the period. We virtually eliminated our holdings in the Philippines, Malaysia, Indonesia and Thailand prior to the crisis. Although we continue to be underexposed to South East Asia as a whole, the Fund continues to uncover exciting investments in export-oriented companies benefiting from the devaluations in the region.

  Despite the challenges faced by a number of the world's markets, our International Small Cap Growth Fund continues to uncover opportunities in regions across the globe.

                            REPRESENTATIVE HOLDINGS

                            Ares-Serono, Switzerland
                         Petroleum Geo Services, Norway
                             Tomra Systems, Norway
                            Raision Tehtaat, Finland
                                Porsche, Germany
                                Coflexip, France
                                 Terumo, Japan
                                 Ibiden, Japan
                               Siderar, Argentina
                             Ryanair Hldgs, Ireland

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL SMALL CAP GROWTH ADVISORY PORTFOLIO WITH THE SALOMON EPAC EMI INDEX

                       ANNUALIZED TOTAL RETURNS
                            As of 09/30/97
 1 YEAR                        5 YEARS                       SINCE INCEPTION
 32.41%                         15.48%                            7.69%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INTERNATIONAL SMALL CAP         SALOMON
            GROWTH ADVISORY PORTFOLIO    EPAC/EMI INDEX
6-07-90                     $10,000.00         $10,000.00
6-30-90                      10,138.25          10,135.00
9-30-90                       7,904.74           7,880.19
12-31-90                      8,239.99           8,303.82
3-31-91                       8,953.31           9,051.40
6-30-91                       8,489.88           8,511.83
9-30-91                       9,169.84           9,033.08
12-31-91                      9,188.08           8,857.15
3-31-92                       8,349.53           7,967.30
6-30-92                       8,702.67           8,329.44
9-30-92                       8,368.08           7,906.76
12-31-92                      8,031.98           7,557.32
3-31-93                       8,860.60           8,594.15
6-30-93                      10,010.99           9,479.41
9-30-93                      10,461.68          10,092.36
12-31-93                     10,097.69           9,764.47
3-31-94                      10,858.48          10,693.45
6-30-94                      11,279.40          11,128.80
9-30-94                      11,409.45          11,018.18
12-31-94                     10,940.09          11,685.83
3-31-95                      10,680.27          10,605.69
6-30-95                      10,836.70          10,573.78
9-30-95                      11,583.60          10,994.72
12-31-95                     11,565.33          11,197.92
3-31-96                      12,350.97          11,834.25
6-30-96                      13,127.47          12,376.53
9-30-96                      12,981.31          12,059.30
12-31-96                     13,649.10          11,922.57
3-31-97                      14,206.83          11,686.63
6-30-97                      16,092.96          12,529.00
9-30-97                      17,188.14          11,839.87

This graph compares a $10,000 investment in the International Small Cap Growth Advisory Portfolio with the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller capitalization companies with available float market capitalizations greater than U.S. $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
---------------------------------------------------------------------------
ARGENTINA -- 2.2%
  Banco Frances del Rio de la Plata
    S.A.-ADR.................................         7,015     $   229,303
  Disco S.A.-ADR*............................         8,300         381,800
  Siderar-A*.................................       101,232         561,838
  Siderca S.A.-A.............................        94,689         284,067
                                                                -----------
                                                                  1,457,008
                                                                -----------
BELGIUM -- 0.8%
  Barco N.V..................................         2,465         516,386
                                                                -----------
BRAZIL -- 2.0%
  Compania Riograndense Telecom PFA..........       379,200         495,376
  Telecomunicacoes do Parna S/A-Preferred....       652,021         482,141
  Uniao de Bancos Brasileiros S.A.-GDR.......         8,600         314,975
                                                                -----------
                                                                  1,292,492
                                                                -----------
CANADA -- 5.6%
  ATI Technologies, Inc.*....................        36,000         763,186
  Canadian Natural Resources Ltd.*...........        31,500         928,750
  Four Seasons Hotels, Inc...................         9,500         389,500
  Newcourt Credit Group, Inc ................        23,500         883,312
  Suncor Energy Inc..........................         8,400         305,101
  Yogen Fruz World Wide Inc.*................        69,800         414,123
                                                                -----------
                                                                  3,683,972
                                                                -----------
CHINA -- 0.3%
  China Merchants Holdings International Co.,
    Ltd......................................        52,000         120,289
  Qingling Motors Co.........................       108,000          68,390
                                                                -----------
                                                                    188,679
                                                                -----------
FINLAND -- 2.7%
  Huhtamaki Group............................         6,700         263,435
  Oy Nokia Ab-ADR............................         7,100         666,069
  Raision Tehtaat Oy.........................         7,300         833,481
                                                                -----------
                                                                  1,762,985
                                                                -----------
FRANCE -- 8.6%
  Atos (Ex-Axime) S.A.*......................         6,500         703,295
  Bertrand Faure S.A.........................        13,193         862,487
  Cap Gemini Sogeti SA.......................        12,200         791,607
  Coflexip S.A.-ADR..........................        15,000         843,750
  Compagnie Generale de Geophysique, SA-
    ADR......................................        32,700         895,162
  Dassault Systemes SA.......................         7,300         467,515
  Genset SA-ADR*.............................        27,400         578,825
  Zodiac S.A.................................         2,300         552,372
                                                                -----------
                                                                  5,695,013
                                                                -----------
GERMANY -- 3.8%
  Pfeiffer Vacuum Technology AG-ADR*.........        14,000         434,000
  Porsche AG.................................           500         865,776
  Schmalbach Lubeca AG.......................         2,000         435,152
  Sixt AG....................................         5,000         478,158

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

GERMANY (CONTINUED)

  Sixt AG-Preferred*.........................         3,860     $   279,583
                                                                -----------
                                                                  2,492,669
                                                                -----------
GREECE -- 0.5%
  Titan Cement Company S.A...................         5,250         316,922
                                                                -----------
HONG KONG -- 2.6%
  China Aerospace Intl. Hldg. Ltd............       261,000         173,708
  CNPC Hong Kong Ltd.*.......................       450,000         258,788
  Cosco International Holdings Ltd.*.........       305,200         343,143
  Gitic Enterprises Ltd.*....................       530,000         333,904
  Lippo China Resources......................       352,000         322,977
  Novel Denim Holdings Ltd.*.................        14,200         383,400
                                                                -----------
                                                                  1,815,920
                                                                -----------
HUNGARY -- 0.6%
  Gedeon Richter-GDR 144A*...................         3,800         403,169
                                                                -----------
INDIA -- 1.0%
  Hindalco Industries Ltd.-GDR...............        10,000         346,250
  State Bank of India-GDR*...................        12,900         299,925
                                                                -----------
                                                                    646,175
                                                                -----------
IRELAND -- 0.9%
  Ryanair Holdings PLC-ADR*..................        20,700         621,970
                                                                -----------
ISRAEL -- 0.4%
  Tecnomatix Technologies Ltd.*..............         6,400         244,800
                                                                -----------
ITALY -- 4.7%
  Credito Italiano SpA.......................       253,000         684,477
  La Rinascente SpA..........................       122,000         935,770
  Pininfarina SpA............................        41,800         772,482
  Telecom Italia Mobile SpA..................       176,000         698,433
                                                                -----------
                                                                  3,091,162
                                                                -----------
JAPAN -- 17.6%
  Circle K Japan Co., Ltd....................         9,600         438,912
  Fuji Soft ABC Inc..........................        25,090         827,086
  Fujimi Inc.................................         8,300         493,593
  Hirose Electric Ltd........................         9,900         728,960
  Ibiden Co., Ltd............................        38,000         679,836
  Keyence Corp...............................         4,300         601,897
  Matsumotokiyoshi Co........................        15,000         641,073
  Meitec Corp................................        22,000         705,181
  Mitsui Toatsu Chemicals, Inc...............       200,000         308,113
  Net One Systems Co., Ltd...................         6,000         357,808
  Nichiei Co., Ltd...........................         6,000         571,500
  NTT Data Corp..............................           160         724,893
  Orix Corp..................................         8,600         653,895
  Rohm Co., Ltd..............................         6,000         705,678
  Sumitomo Realty & Development..............        92,000         727,709
  Takeda Chemical Industries.................        24,000         719,592
  Terumo Corp................................        39,000         723,568
  Tokyo Seimitsu Co., Ltd....................        16,000         430,695
  Union Tool Co..............................        23,000         611,505
                                                                -----------
                                                                 11,651,494
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

KOREA -- 0.4%
  LG Information & Communication Ltd.........         2,681     $   260,420
                                                                -----------
MEXICO -- 3.4%
  Cifra S.A. de C.V.-A.......................       239,619         524,263
  Cifra S.A. de C.V.-B.......................            22              52
  Consorcio ARA S.A. de C.V.*................        94,500         392,838
  Corporacion Interamericana de
    Entretenimiento S.A.*....................        89,200         539,562
  Organizacion Soriana S.A. de C.V.-B........       198,800         793,153
                                                                -----------
                                                                  2,249,868
                                                                -----------
NETHERLANDS -- 6.2%
  ASM Lithography Holding NV*................        10,100       1,015,532
  Baan Co., NV*..............................        10,500         757,123
  Fugro NV...................................        11,000         384,152
  Internatio-Muller NV.......................        22,550         727,456
  Smit International NV......................        28,000         879,353
  Volker Wessels Stevin NV...................        11,140         359,372
                                                                -----------
                                                                  4,122,988
                                                                -----------
NEW ZEALAND -- 0.7%
  MAS Technology Ltd.-ADR*...................        19,300         439,075
                                                                -----------
NORWAY -- 3.9%
  Awilco ASA.................................        50,000         696,889
  Petroleum Geo-Services ASA-ADR*............        14,800       1,000,850
  Tomra Systems ASA..........................        38,900         895,417
                                                                -----------
                                                                  2,593,156
                                                                -----------
PAKISTAN -- 0.5%
  Hub Power Co., Ltd.*.......................       254,000         339,859
                                                                -----------
PHILIPPINES -- 0.4%
  Music Corporation*.........................       661,000         296,478
                                                                -----------
PORTUGAL -- 0.9%
  Portugal Telecom SA........................        14,400         624,556
                                                                -----------
RUSSIA -- 1.0%
  Lukoil Oil Co.-ADR.........................         2,975         292,219
  Vimpel-Communications-ADR*.................         9,600         400,800
                                                                -----------
                                                                    693,019
                                                                -----------
SINGAPORE -- 2.8%
  Datacraft Asia Ltd.........................       106,000         337,080
  Electronic Resources Ltd...................       313,500         569,739
  Lindeteves-Jacoberg Ltd....................       204,000         326,731
  MMI Holdings Ltd.*.........................       479,600         294,714
  Sunright Ltd...............................       179,000         291,371
                                                                -----------
                                                                  1,819,635
                                                                -----------
SOUTH AFRICA -- 0.5%
  Dimension Data Holdings Ltd.*..............        71,800         300,418
  Liberty Life Association of Africa Ltd.....            84           2,451
                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

SOUTH AFRICA (CONTINUED)

  South African Breweries Ltd.*..............           175     $     5,079
                                                                -----------
                                                                    307,948
                                                                -----------
SPAIN -- 3.5%
  Cortefiel SA...............................        13,195         559,965
  Fomento De Construcciones y Contratas
    S.A......................................         4,700         724,725
  Tele Pizza S.A.*...........................        14,700       1,024,940
                                                                -----------
                                                                  2,309,630
                                                                -----------
SWEDEN -- 2.8%
  Ortivus AB-B*..............................        11,800         512,881
  Pricer AB*.................................        24,400         710,237
  Spectra Physics AB-A.......................        20,000         608,503
                                                                -----------
                                                                  1,831,621
                                                                -----------
SWITZERLAND -- 4.9%
  Adecco SA..................................         1,560         627,605
  Ares Serono Group..........................           610       1,099,099
  Kuoni Reisen Holdings AG...................           200         796,369
  Selectra Group*............................         5,000         725,535
                                                                -----------
                                                                  3,248,608
                                                                -----------
TAIWAN -- 1.6%
  ASE Test, Ltd.*............................        10,900         923,775
  Siliconware Precision Industries Co.*......        40,600         138,409
                                                                -----------
                                                                  1,062,184
                                                                -----------
TURKEY -- 1.1%
  Akbank T.A.S...............................     5,250,000         405,928
  Haci Omer Sabanci Holding A.S.*............     6,937,000         305,927
                                                                -----------
                                                                    711,855
                                                                -----------
UNITED KINGDOM -- 7.2%
  British Aerospace PLC......................           155           4,160
  Capita Group PLC...........................       127,000         582,909
  Dixons Group PLC...........................        57,200         595,211
  Doncasters PLC-ADR*........................        21,600         648,000
  Dr. Solomon's Group PLC*...................         8,200         208,075
  Ecsoft Group PLC-ADR*......................        30,600         539,325
  Getty Communications PLC-ADR*..............        16,700         308,950
  GKN PLC....................................           215           4,856
  Johnson Matthey PLC........................        69,400         757,430
  Next PLC...................................        41,100         481,718
  Pilkington PLC.............................       249,400         631,701
                                                                -----------
                                                                  4,762,335
                                                                -----------
UNITED STATES OF AMERICA -- 0.6%
  Comverse Technology, Inc.*.................         7,000         369,250
                                                                -----------
VENEZUELA -- 0.6%
  C.A. La Electricidad de Caracas............       233,333         375,769
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $52,712,403).......................................      64,299,070
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                     AMOUNT           VALUE
---------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.1%
---------------------------------------------------------------------------
SINGAPORE -- 0.1%
  Lindeteves-Jacoberg Ltd. Loan Stock
    07/28/2002
    (Cost $25,771)...........................     $  85,000     $    40,008
                                                                -----------
---------------------------------------------------------------------------
COMMERCIAL PAPER -- 0.7%
---------------------------------------------------------------------------
  J.P. Morgan & Co., Inc.
    6.250%, 10/01/1997
    (Cost $478,000)..........................       478,000         478,000
                                                                -----------

                                                     NUMBER
                                                  OF SHARES           VALUE
---------------------------------------------------------------------------
WARRANTS/RIGHTS -- 0.2%
---------------------------------------------------------------------------
SINGAPORE -- 0.2%
  Lindeteves-Jacoberg -- Warrants (Cost
    $32,760).................................        85,000     $    93,352
                                                                -----------
TOTAL INVESTMENTS -- 98.3%
  (Cost $53,248,934).......................................      64,910,430
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%..............       1,151,579
                                                                -----------
NET ASSETS -- 100.0%.......................................     $66,062,009
                                                                -----------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         1.3%
Airlines....................................         0.9
Alcoholic Beverages.........................         0.0
Automotive..................................         2.6
Automotive Equipment........................         1.3
Biotechnology...............................         2.5
Building Materials..........................         2.1
Chemicals...................................         1.6
Clothing Chains.............................         0.8
Computers/Office Automation.................         2.1
Containers..................................         0.7
Department/Discount Stores..................         2.0
Drugs/Pharmaceuticals.......................         0.6
Electric Utilities..........................         1.1
Electronic Instruments......................         3.5
Electronics/Music Chains....................         0.9
Entertainment...............................         0.8
Finance Companies...........................         2.2
Food Chains.................................         2.2
Grocery Products............................         1.7
Homebuilding................................         0.6
Industrial Engineering/Construction.........         3.3
Integrated Oil Companies....................         0.5
Investment Companies........................         0.5
Life Insurers...............................         0.0
Lodging.....................................         0.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Machinery/Equipment.........................         2.8%
Medical Supplies............................         1.9
Metals......................................         1.8
Money Center Banks..........................         2.0
Oil/Gas Production..........................         2.2
Oilfield Services/Equipment.................         3.8
Other Commercial/Industrial Services........         7.5
Other Consumer Services.....................         1.6
Other Production/Manufacturing..............         3.5
Other Retail Trade..........................         2.5
Other Transportation........................         1.3
Real Estate Development/Investment..........         2.1
Regional/Commercial Banks...................         0.9
Rental/Leasing Companies....................         2.1
Restaurants.................................         1.6
Semiconductors/Electric Companies...........         7.2
Software....................................         6.1
Specialty Chains............................         1.4
Telecommunication Equipment.................         2.2
Telecommunication Services..................         1.4
Telephone...................................         2.7
Textiles....................................         0.6
Wholesale Distribution......................         1.8
Short Term Obligations......................         0.9
Other Assets in Excess of Liabilities.......         1.7
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Melisa Grigolite,
                               Portfolio Manager
                                 Aaron Harris,
                               Portfolio Manager
                                Pedro V. Marcal,
                            Senior Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                               Loretta J. Morris,
                            Senior Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                 John Tribolet,
                               Investment Analyst

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of mid- to large-sized non-U.S. companies.

  REVIEW AND OUTLOOK: Our International Core Growth Fund delivered outstanding returns during the period April 1 through September 30, 1997. The Fund registered an increase of 26.9% far outpacing its benchmark, the MSCI EAFE/EMF Index up 11.7%.

  Nicholas-Applegate's bottom-up stock selection approach, combined with the Fund's underweighted position in South East Asia relative to the Index, were key to the portfolio's strong advance during the period.

  Our stock selection led us to discover companies that enjoy strong earnings growth. One example is ASE Test, a Taiwan-based provider of circuit testing for semiconductor manufacturers. The company, one of the Fund's best performers in the first six months of the fiscal year, is forecast to generate increased revenues from the expected expansion in technology spending worldwide.

  In Japan, a number of holdings in the technology sector were strong contributors to the Fund's gains. For example, Minebea, a manufacturer of ball bearings for computer keyboards, delivered solid returns during the six-month period.

  In Hong Kong, we found many exciting opportunities as the former British-ruled peninsula was handed over to China in July. The Fund's stock selection among "red chips," stocks of mainland Chinese companies listed in Hong Kong, benefited the portfolio.

  The currency market turmoil raised concerns regarding the earnings sustainability for a number of holdings in the Philippines, Malaysia, Indonesia, and Thailand. We virtually eliminated our exposure to these countries prior to the crisis.

  Nicholas-Applegate believes that prospects for larger-cap stocks in developed international markets remain attractive. In Europe, for example, management teams are emulating the cost-cutting efficiencies achieved recently in the United States. Improved earnings growth and escalating stock prices are potential benefits of the restructuring trend.

                            REPRESENTATIVE HOLDINGS

                          ASM Lithography, Netherlands
                       British Aerospace, United Kingdom
                               Cap Gemini, France
                             Deutsche Bank, Germany
                                Ericsson, Sweden
                           Lloyds TSB, United Kingdom
                            Northern Telecom, Canada
                                  Sony, Japan
                             Telecom Italia, Italy
                      Telecomunicacoes Brasileiras, Brazil

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL CORE GROWTH ADVISORY PORTFOLIO WITH THE MSCI EAFE INDEX.
                                  TOTAL RETURN
                                SINCE INCEPTION
                                 As of 09/30/97

                                     43.35%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERNATIONAL CORE GROWTH
                ADVISORY PORTFOLIO        MSCI EAFE INDEX
12-27-96                    $10,000.00           $10,000.00
01-31-97                     10,984.04             9,629.74
02-28-97                     11,081.56             9,787.66
03-31-97                     11,303.19             9,822.90
04-30-97                     11,462.77             9,874.96
05-31-97                     12,526.59            10,517.82
06-30-97                     13,244.68            11,097.35
07-31-97                     14,095.74            11,277.13
08-31-97                     13,351.06            10,434.73
09-30-97                     14,335.10            11,019.07

This graph compares a $10,000 investment in the International Core Growth Advisory Portfolio with the MSCI EAFE Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Portfolio's registration statement was on 2/28/97. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets included in the index on a U.S. dollar adjusted basis.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 101.0%
----------------------------------------------------------------------------
ARGENTINA -- 1.8%
  Banco de Galicia y Buenos Aires S.A. de
    C.V. -- ADR..............................         9,200     $    272,550
  Perez Companc SA...........................        11,077           88,945
  Siderar S.A.I.C. -- A......................        27,200          150,960
  Siderca S.A. -- A..........................        64,739          194,218
  YPF Sociedad Anonima -- ADR................         3,000          110,625
                                                                ------------
                                                                     817,298
                                                                ------------
AUSTRALIA -- 1.6%
  Colonial Ltd.*.............................       114,500          377,926
  Westpac Banking Corp., Ltd.*...............        56,000          353,658
                                                                ------------
                                                                     731,584
                                                                ------------
BELGIUM -- 0.4%
  Banque Bruxelles Lambert SA................           660          169,931
                                                                ------------
BRAZIL -- 1.8%
  Centrais Eletricas Brasileiras SA -- ADR...        11,300          314,072
  Petroleo Brasiliero SA -- ADR..............         8,300          233,346
  Telecomunicacoes Brasileiras SA -- ADR.....           400           51,500
  Uniao de Bancos Brasileiros S.A. -- GDR....         6,200          227,075
                                                                ------------
                                                                     825,993
                                                                ------------
CANADA -- 6.3%
  ATI Technologies, Inc.*....................        16,000          339,194
  Canadian Natural Resources Ltd.*...........        21,400          630,960
  Four Seasons Hotel, Inc....................         8,000          328,000
  Newbridge Networks Corp.*..................         8,000          479,000
  Newcourt Credit Group, Inc.................        13,900          522,469
  Northern Telecom Ltd.......................         3,300          342,994
  Suncor Energy, Inc.........................         5,700          207,033
                                                                ------------
                                                                   2,849,650
                                                                ------------
CHILE -- 0.1%
  Laboratorio Chile -- ADR...................         2,100           56,438
                                                                ------------
CHINA -- 2.9%
  China Resources Enterprise Ltd.............        53,000          221,918
  Hutchison Whampoa Ltd......................        42,000          413,867
  Novel Demim Holdings Ltd.*.................        11,200          302,400
  Qingling Motors Co.........................       279,000          176,674
  Shanghai Industrial Holdings Ltd...........        32,000          198,914
                                                                ------------
                                                                   1,313,773
                                                                ------------
FINLAND -- 2.2%
  Oy Nokia Corp. AB -- ADR...................         5,250          492,516
  Raision Tehtaat Oy.........................         4,200          479,537
                                                                ------------
                                                                     972,053
                                                                ------------
FRANCE -- 6.6%
  Cap Gemini Sogeti SA.......................         8,600          558,018
  Compagnie Generale de Geophysique SA --
    ADR......................................         7,100          194,362
  Dassault Systemes S.A......................         5,700          365,046
  Schneider SA...............................         7,000          441,813

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

FRANCE (CONTINUED)

  Elf Aquitaine SA...........................         4,600     $    614,005
  Synthelabo SA..............................         3,400          402,258
  Usinor SA..................................        20,000          404,146
                                                                ------------
                                                                   2,979,648
                                                                ------------
GERMANY -- 5.2%
  Bayerische Motoren Werke AG................           290          246,316
  Deutsche Bank AG...........................         8,400          589,407
  Deutsche Lufthansa AG......................        19,500          383,446
  Mannesmann AG..............................         1,100          522,861
  RWE AG.....................................        12,600          611,034
                                                                ------------
                                                                   2,353,064
                                                                ------------
GREECE -- 0.5%
  Titan Cement Co. S.A.......................         3,600          217,318
                                                                ------------
INDIA -- 0.4%
  State Bank of India -- GDR*................         8,700          202,275
                                                                ------------
IRELAND -- 1.6%
  Bank of Ireland............................        26,700          332,518
  Ryanair Holdings PLC -- ADR*...............        13,300          399,623
                                                                ------------
                                                                     732,141
                                                                ------------
ISRAEL -- 1.1%
  Bank Leumi Le-Isreal.......................        50,000           82,280
  New Dimension Software Ltd.*...............         8,800          181,500
  Tecnomatix Technologies Ltd.*..............         2,400           91,800
  Teva Pharmaceutical Industries Ltd. --
    ADR......................................         2,200          122,650
                                                                ------------
                                                                     478,230
                                                                ------------
ITALY -- 4.9%
  Assicurazioni Generali SpA.................        19,700          445,095
  Credito Italiano SpA.......................       144,600          391,207
  La Rinascente SpA..........................        35,300          270,760
  Pininfarina SpA............................        14,000          258,726
  Telecom Italia Mobile SpA..................        75,900          301,199
  Telecom Italia SpA.........................        84,400          562,292
                                                                ------------
                                                                   2,229,279
                                                                ------------
JAPAN -- 20.7%
  Advantest Corp.............................         5,300          522,384
  Bridgestone Corp...........................        18,000          432,352
  Canon, Inc.................................        13,000          380,089
  Fujitsu Ltd................................        35,000          437,736
  Hirose Electric, Ltd.......................         4,000          294,529
  Ibiden Co., Ltd............................        30,000          536,713
  Keyence Corp...............................         2,500          349,940
  Mitsui Fudosan Co., Ltd....................        25,000          304,386
  Mitsui Toatsu Chemicals, Inc...............       140,000          215,679
  Nichiei Co., Ltd...........................         4,100          390,525
  Nintendo Co., Ltd..........................         5,000          467,967
  NTT Data Corp..............................            80          362,447
  Orix Corp..................................         5,300          402,982
  Rohm Co., Ltd..............................         4,000          470,452
  Seven-Eleven Japan Co., Ltd................         5,000          375,202
  SMC Corp...................................         3,500          333,375

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
JAPAN (CONTINUED)

  Sony Corp..................................         6,400     $    604,299
  Sumitomo Bank, Ltd.........................        32,000          482,379
  Takeda Chemical Industries.................        16,000          479,728
  TDK Corp...................................         6,000          536,713
  Terumo Corp................................        23,000          426,720
  Tokyo Electron Ltd.........................         9,000          549,385
                                                                ------------
                                                                   9,355,982
                                                                ------------
MEXICO -- 4.7%
  Alfa S.A. de C.V. -- A.....................        76,000          721,853
  Cifra S.A. de C.V. -- A....................       207,527          454,049
  Cifra S.A. de C.V. -- B....................            21               49
  Cifra S.A. de C.V. -- C....................        19,200           41,514
  Corporacion Interamericana de
    Entretenimiento S.A.*....................        74,000          447,619
  Organizacion Soriana S.A. de C.V. -- B.....        80,400          320,772
  TV Azteca S.A. de C.V. -- ADR*.............         5,800          130,500
                                                                ------------
                                                                   2,116,356
                                                                ------------
NETHERLANDS -- 7.2%
  Aegon NV...................................             8              641
  AKZO Nobel NV..............................         2,400          410,150
  ASM Lithography Holding NV*................         4,400          442,410
  Baan Co., NV*..............................         3,180          229,300
  ING Groep NV...............................         3,100          142,375
  Internati -- Muller NV.....................         4,400          141,943
  KLM Royal Dutch Airlines NV................        10,085          352,197
  Philips Electronics NV.....................         8,700          736,184
  PolyGram NV................................         6,400          370,795
  Royal Dutch Petroleum Co...................         8,000          444,000
                                                                ------------
                                                                   3,269,995
                                                                ------------
NORWAY -- 0.9%
  Petroleum Geo-Services ASA -- ADR*.........         6,250          422,656
                                                                ------------
PHILIPPINES -- 0.4%
  Music Corporation*.........................       449,000          201,390
                                                                ------------
POLAND -- 0.2%
  Elektrim Spolka Akcyjna S.A................         7,100           79,628
                                                                ------------
PORTUGAL -- 1.3%
  BPI-SGPS, SA...............................         6,300          143,431
  Cimpor-Cimentos de Portugal, SGPS, SA......         4,900          132,442
  Portugal Telecom SA........................         6,750          292,761
                                                                ------------
                                                                     568,634
                                                                ------------
RUSSIA -- 0.6%
  Lukoil Oil Co. -- ADR......................         2,975          292,219
                                                                ------------
SINGAPORE -- 1.8%
  Datacraft Asia Ltd.........................        61,000          193,980
  Electronic Resources Ltd...................       156,000          283,507
  MMI Holding Ltd.*..........................       118,200           72,634
  Parkway Holdings Ltd.......................        31,000          125,646
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SINGAPORE (CONTINUED)

  Sunright Ltd...............................        81,000     $    131,849
                                                                ------------
                                                                     807,616
                                                                ------------
SOUTH AFRICA -- 0.7%
  Barlow Ltd.................................        10,400          118,828
  Dimension Data Holdings Ltd.*..............        48,800          204,184
                                                                ------------
                                                                     323,012
                                                                ------------
SPAIN -- 3.7%
  Banco Central Hispano Americano SA.........         2,200           91,888
  Cortefiel SA...............................        10,100          428,620
  Fomento de Construcciones y Contratas SA...         1,300          200,456
  Tabacalera SA -- A.........................         8,900          624,718
  Tele Pizza S.A.*...........................         4,500          313,757
                                                                ------------
                                                                   1,659,439
                                                                ------------
SWEDEN -- 2.0%
  ABB AB -- A................................        19,000          269,019
  Pricer AB*.................................        10,900          317,278
  Telefonaktiebolaget LM Ericsson -- ADR.....         6,600          316,388
                                                                ------------
                                                                     902,685
                                                                ------------
SWITZERLAND -- 5.0%
  Adecco SA..................................           970          390,241
  Ares-Serono Group..........................           320          576,577
  Kuoni Reisen Holdings AG...................           120          477,821
  Nestle SA..................................           300          417,990
  Novartis AG................................           150          230,039
  Swiss Reinsurance Co.......................           100          149,990
                                                                ------------
                                                                   2,242,658
                                                                ------------
TAIWAN -- 0.7%
  Ase Test Ltd.*.............................         3,500          296,625
                                                                ------------
TURKEY -- 0.4%
  Haci Omer Sabanci Holding AS*..............     4,685,000          206,612
                                                                ------------
UNITED KINGDOM -- 12.3%
  Bank of Ireland............................        10,000          124,305
  Barclays PLC...............................        17,500          472,757
  British Aerospace PLC......................        15,600          418,661
  BTR PLC....................................        68,000          275,907
  Dixons Group PLC...........................        40,600          422,475
  Doncoasters PLC -- ADR*....................        12,600          378,000
  Glaxo Wellcome PLC.........................        18,000          404,954
  J. Sainsbury PLC...........................        46,000          344,714
  Johnson Matthey PLC........................        59,700          651,564
  Ladbroke Group PLC.........................        96,600          424,677
  Lloyds TSB Group PLC.......................        34,300          461,780
  Misys (Jersey) Ltd.*.......................         1,771           44,429
  Misys PLC..................................        14,000          353,474
  Next PLC...................................        28,300          331,694
  Pilkington PLC.............................       171,900          435,402
                                                                ------------
                                                                   5,544,793
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

UNITED STATES OF AMERICA -- 0.5%
  Syntel Inc.*...............................        12,900     $    204,788
                                                                ------------
VENEZUELA -- 0.5%
  Compania Anonima Nacional Telefonos de
    Venezuela -- ADR.........................         3,100          141,825
  Siderurgica Venezolana S.A.C.A.............        16,600           97,757
                                                                ------------
                                                                     239,582
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $41,720,975).......................................       45,663,345
                                                                ------------

                                                  PRINCIPAL
                                                     AMOUNT            VALUE
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 0.6%
----------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. 6.250%,
    10/01/97
    (Cost $277,000)..........................     $ 277,000     $    277,000
                                                                ------------
TOTAL INVESTMENTS -- 101.6%
  (Cost $41,997,975).......................................       45,940,345
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%)............         (741,112)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 45,199,233
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         0.7%
Airlines....................................         2.0
Automotive..................................         1.3
Automotive Equipment........................         0.5
Biotechnology...............................         0.7
Broadcasting................................         1.4
Building Materials..........................         2.9
Chemicals...................................         1.2
Clothing Chains.............................         0.1
Computers/Office Automation.................         2.9
Consumer Electrical.........................         1.1
Department/Discount Stores..................         3.6
Drugs/Pharmaceuticals.......................         6.0
Electric Utilities..........................         0.8
Electric Products Miscellaneous.............         0.2
Electronic Instruments......................         4.2
Electronics/Music Chains....................         0.9
Entertainment...............................         0.6
Finance Companies...........................         0.5
Food Chains.................................         1.0
Grocery Products............................         1.5
Industrial Engineering/Construction.........         0.6
Integrated Oil Companies....................         4.0
Investment Companies........................         1.8
Leisure/Gaming..............................         0.6
Lodging.....................................         1.2
Machinery/Equipment.........................         2.1
Medical Supplies............................         0.9
Metals......................................         2.7

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Money Center Banks..........................         8.2%
Multi-Line Insurers.........................         0.6
Oil/Gas Production..........................         3.8
Oilfield Services/Equipment.................         0.1
Other Commercial/Industrial Services........         2.9
Other Consumer Non-Durables.................         1.0
Other Consumer Services.....................         0.5
Other Energy................................         0.3
Other Financial Services....................         0.3
Other Production/Manufacturing..............         5.8
Real Estate Development/Investment..........         0.6
Regional/Commercial Banks...................         2.8
Rental/Leasing Companies....................         0.3
Reinsurance.................................         0.3
Restaurants.................................         0.4
Retail/Food Distribution....................         1.1
Savings & Loans/Thrifts.....................         0.4
Semiconductors/Electric Companies...........         7.3
Software....................................         4.5
Specialty Chains............................         0.9
Telecommunication Equipment.................         3.3
Telecommunication Services..................         4.3
Textiles....................................         1.5
Tobacco Products............................         1.0
Toys........................................         0.5
Wholesale Distribution......................         0.3
Short Term Obligations......................         0.6
Liabilities in Excess of Other Assets.......        (1.6)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                                   Management
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                                 Aaron Harris,
                               Portfolio Manager
                                Pedro V. Marcal,
                            Senior Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                               Loretta J. Morris,
                            Senior Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                Mark Stuckelman,
                               Portfolio Manager
                                 John Tribolet,
                               Investment Analyst

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation through investing in a portfolio of growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Worldwide Growth Fund registered a 26.4% increase during the period April 1 through September 30, 1997, outperforming its benchmark, the MSCI World Index, up 18.3%. Stock selection, particularly within the technology sector in the United States and overseas, bolstered returns for the portfolio.

  As businesses around the world invest in technology infrastructure and purchase large amounts of computer hardware and software, we continued to identify many companies benefiting from this trend. Some of the Fund's strongest performers during the first six months of the fiscal year were U.S.-based technology companies Dell Computer, Intel, and Compaq Computer.

  Reflecting the dramatic increase in demand for high-tech products, technology spending as a percentage of U.S. gross domestic product has tripled during the last five years. Other industrialized economies are expected to experience a similar trend.

  In the Netherlands, some of our best-performing holdings were also in technology. ASM Lithography benefited from an increased demand in the semiconductor industry, and Baan, which registered increased sales for its business management software products.

  Elsewhere in the world, we unearthed exciting stock picks in Japan, Taiwan, Italy, and Spain. Despite Japan's economic troubles during the period, Nicholas-Applegate's bottom-up stock selection approach helped us identify stocks which continue to thrive despite the unfavorable domestic climate. Healthcare shares, such as Takeda, a pharmaceutical company, and Terumo, a medical equipment exporter, were some of the contributors to the Fund's gains. Japan's healthcare industry is expected to benefit from an aging Japanese population.

  As we continue to find many excellent opportunities around the world using our bottom-up method of stock selection, our outlook for the Fund remains very positive.

                            REPRESENTATIVE HOLDINGS

                                Advantest, Japan
                          Ares-Serono SA, Switzerland
                       British Aerospace, United Kingdom
                         Compaq Computer, United States
                          Dell Computer, United States
                             Deutsche Bank, Germany
                               Lufthansa, Germany
                         Petroleum Geo Services, Norway
                                  Sony, Japan
                             Telecom Italia, Italy

--------------------------------------------------------------------------------

WORLDWIDE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE WORLDWIDE GROWTH ADVISORY PORTFOLIO WITH THE MSCI WORLD INDEX.

                       ANNUALIZED TOTAL RETURNS
                            As of 09/30/97
 1 YEAR                        3 Years                       Since Inception
 33.10%                         18.06%                            17.34%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               WORLDWIDE GROWTH      MSCI WORLD
              ADVISORY PORTFOLIO       INDEX
 19-APR-93        $10,000.00         $10,000.00
30-Jun-93               10,532.26       10,283.06
30-Sep-93               11,365.59       10,765.74
31-Dec-93               11,430.11       10,940.63
31-Mar-94               11,978.49       11,007.30
30-Jun-94               11,774.19       11,338.33
30-Sep-94               12,376.34       11,581.61
31-Dec-94               11,741.94       11,498.33
31-Mar-95               11,903.23       12,017.66
30-Jun-95               12,591.40       12,530.40
30-Sep-95               13,774.19       13,212.41
31-Dec-95               13,494.62       13,839.58
31-Mar-96               14,301.08       14,402.82
30-Jun-96               15,290.32       14,820.99
30-Sep-96               15,301.08       15,018.73
31-Dec-96               15,967.74       15,705.98
31-Mar-97               16,129.03       15,751.02
30-Jun-97               18,537.64       18,121.07
30-Sep-97               20,365.59       18,639.41

This graph compares a $10,000 investment in the Worldwide Growth Advisory Portfolio with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Portfolio's registration statement was on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
----------------------------------------------------------------------------
ARGENTINA -- 1.1%
  Banco Frances del Rio de la Plata S.A. --
    ADR......................................        16,100     $    526,269
  Perez Companc S.A..........................        47,637          382,529
  Siderar S.A.I.C. -- A......................         7,728           42,890
  Siderca S.A. -- A..........................       197,566          592,698
                                                                ------------
                                                                   1,544,386
                                                                ------------
AUSTRALIA -- 0.3%
  Australian Gas & Light Co., Ltd............         3,170           21,584
  Colonial Ltd.*.............................       103,600          341,949
                                                                ------------
                                                                     363,533
                                                                ------------
BRAZIL -- 1.2%
  Centrais Electricas Brasileiras SA -- ADR..        25,000          694,850
  Telecomunicacoes Brasileiras SA -- ADR.....         1,700          218,875
  Telecomunicacoes do Parana SA --
    Preferred................................       487,554          360,525
  Uniao de Bancos Brasileiros S.A. -- GDR....        11,900          435,838
                                                                ------------
                                                                   1,710,088
                                                                ------------
CANADA -- 3.9%
  Canadian Natural Resources Ltd.*...........        33,500          987,718
  Four Seasons Hotels, Inc...................        14,000          574,000
  Newbridge Networks Corp. -- ADR*...........        16,000          958,000
  Newcourt Credit Group, Inc.................        32,500        1,221,601
  Northern Telecom Ltd. -- ADR...............        10,000        1,039,375
  Suncor, Inc................................        17,800          646,523
                                                                ------------
                                                                   5,427,217
                                                                ------------
CHINA -- 1.8%
  China Resources Enterprise Ltd.............       110,000          460,584
  Hutchison Whampoa Ltd......................       118,600        1,168,681
  Qingling Motors Co. Ltd....................       500,000          316,619
  Shanghai Industrial Holdings Ltd...........        81,000          503,502
                                                                ------------
                                                                   2,449,386
                                                                ------------
FINLAND -- 2.1%
  Oy Nokia Ab -- ADR.........................        16,200        1,519,763
  Raision Tehtaat Oy.........................        13,000        1,484,282
                                                                ------------
                                                                   3,004,045
                                                                ------------
FRANCE -- 4.4%
  AXA-UAP....................................         8,000          536,614
  Cap Gemini Sogeti SA.......................        21,000        1,362,602
  Dassault Systemes S.A......................        10,900          698,070
  Elf Aquitaine SA...........................         7,300          974,400
  Schneider SA...............................        14,000          883,627
  Synthelabo SA..............................         7,000          828,179
  Usinor Sacilor S.A.........................        40,000          808,292
                                                                ------------
                                                                   6,091,784
                                                                ------------
GERMANY -- 4.4%
  Bayerische Motoren Werke AG................         2,000        1,698,732
  Deutsche Bank AG...........................        18,100        1,270,032
  Deutsche Lufthansa AG......................        71,000        1,396,135
  Mannesmann AG..............................         1,700          808,058

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

GERMANY (CONTINUED)

  RWE AG.....................................        21,200     $  1,028,090
                                                                ------------
                                                                   6,201,047
                                                                ------------
GREECE -- 0.4%
  Titan Cement Co. S.A.......................         8,300          501,039
                                                                ------------
INDIA -- 0.8%
  Bombay Suburban Electric Supply Co.,
    Ltd......................................         8,100           43,277
  HDFC Bank Ltd..............................       250,000          480,370
  State Bank of India -- GDR*................        24,400          567,300
                                                                ------------
                                                                   1,090,947
                                                                ------------
IRELAND -- 0.6%
  Bank of Ireland............................        65,000          807,981
                                                                ------------
ISRAEL -- 1.0%
  Bank Leumi Le-Israel.......................       204,000          335,704
  Makhteshim Chemical Works, Ltd.............        44,700          308,741
  Tecnomatix Technologies Ltd. -- ADR*.......        12,000          459,000
  Teva Pharmaceutical Industries Ltd. --
    ADR......................................         4,400          245,300
                                                                ------------
                                                                   1,348,745
                                                                ------------
ITALY -- 3.7%
  Assicurazioni Generali SpA.................        40,000          903,745
  Credito Italiano SpA.......................       602,000        1,628,677
  Telecom Italia SpA.........................       209,300        1,394,404
  Telecom Italia Mobile SpA..................       322,300        1,279,005
                                                                ------------
                                                                   5,205,831
                                                                ------------
JAPAN -- 12.9%
  Advantest Corp.............................        17,600        1,734,708
  Bank of Tokyo-Mitsubishi Ltd...............         2,000           38,100
  Bridgestone Corp...........................        37,000          888,723
  Canon, Inc.................................        38,000        1,111,028
  Fujitsu Ltd................................        90,000        1,125,606
  Hirose Electric Ltd........................        11,000          809,956
  Ibiden Co., Ltd............................        77,000        1,377,562
  Mitsui Fudosan Co., Ltd....................        70,000          852,280
  Mitsui Toatsu Chemicals, Inc...............       300,000          462,169
  Nichiei Co., Ltd...........................        15,600        1,485,899
  Nintendo Co., Ltd..........................        10,900        1,020,168
  Orix Corp..................................        19,800        1,505,479
  Sony Corp..................................        16,000        1,510,747
  Sumitomo Bank, Ltd.........................        61,000          919,535
  Takeda Chemical Industries.................        21,000          629,643
  TDK Corp...................................        13,000        1,162,877
  Terumo Corp................................        80,000        1,484,242
                                                                ------------
                                                                  18,118,722
                                                                ------------
MEXICO -- 0.9%
  TV Azteca S.A. de C.V. -- ADR*.............        57,300        1,289,250
                                                                ------------
NETHERLANDS -- 4.3%
  AKZO Nobel NV..............................         6,000        1,025,376
  Baan Co., NV*..............................        16,300        1,157,300
  Philips Electronics NV.....................        13,600        1,150,817
  Polygram NV................................        12,000          695,241

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
NETHERLANDS (CONTINUED)

  Royal Dutch Petroleum Co...................        24,000     $  1,343,450
  Volker Wessels Stevin NV...................        22,112          713,326
                                                                ------------
                                                                   6,085,510
                                                                ------------
NORWAY -- 1.6%
  Petroleum Geo-Services ASA -- ADR*.........        18,300        1,237,538
  Tomra Systems ASA..........................        44,500        1,024,321
                                                                ------------
                                                                   2,261,859
                                                                ------------
PAKISTAN -- 0.2%
  Hub Power Co., Ltd.*.......................       194,000          259,577
                                                                ------------
POLAND -- 0.2%
  Elektrim Spolka Akcyjna S.A................        29,650          332,531
                                                                ------------
PORTUGAL -- 1.3%
  BPI-SGPS, S.A..............................        26,000          591,937
  Portugal Telecom SA........................        29,000        1,257,787
                                                                ------------
                                                                   1,849,724
                                                                ------------
RUSSIA -- 0.4%
  Lukoil Oil Co. -- ADR......................         5,950          584,439
                                                                ------------
SINGAPORE -- 0.8%
  Lindeteves-Jacoberg Ltd....................       343,000          549,356
  Parkway Holdings Ltd.......................       151,000          612,015
                                                                ------------
                                                                   1,161,371
                                                                ------------
SOUTH AFRICA -- 0.0%
  Liberty Life Association of Africa Ltd.....           277            8,083
  South African Breweries Ltd.*..............           175            5,079
                                                                ------------
                                                                      13,162
                                                                ------------
SPAIN -- 2.2%
  Banco Central Hispanoamericano SA..........        14,300          597,271
  Fomento de Construcciones y Contratas
    S.A......................................         7,500        1,156,476
  Tabacalera SA -- A.........................        18,300        1,284,533
                                                                ------------
                                                                   3,038,280
                                                                ------------
SWEDEN -- 1.7%
  ABB AB -- A................................        60,000          849,534
  Astra AB...................................           133            2,361
  Telefonaktiebolaget LM Ericsson -- ADR.....        32,000        1,534,000
                                                                ------------
                                                                   2,385,895
                                                                ------------
SWITZERLAND -- 3.8%
  Adecco SA..................................         2,200          885,084
  Ares-Serono Group..........................           980        1,765,766
  Nestle SA..................................           600          835,981
  Novartis AG................................           525          805,137
  Swiss Reinsurance Co.......................           650          974,933
                                                                ------------
                                                                   5,266,901
                                                                ------------
TAIWAN -- 1.2%
  ASE Test Ltd.*.............................        17,500        1,483,125
  Siliconware Precision Industries Co.*......        40,600          138,409
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

TAIWAN (CONTINUED)

  Tuntex Distinct Corp.*.....................         6,131     $     35,158
                                                                ------------
                                                                   1,656,692
                                                                ------------
UNITED KINGDOM -- 7.3%
  Barclays PLC...............................        53,500        1,445,287
  British Aerospace PLC......................        33,887          909,434
  British Airways PLC........................           526            5,758
  BTR PLC....................................       140,000          568,043
  Dixons Group PLC...........................        67,900          706,553
  GKN PLC....................................         1,807           40,813
  Glaxo Wellcome PLC.........................        39,000          877,401
  Johnson Matthey PLC........................        93,000        1,015,000
  Ladbroke Group PLC.........................        16,800           73,857
  Lloyds TSB Group PLC.......................       100,000        1,346,299
  Misys (Jersey) Ltd. PLC*...................         3,285           82,410
  Misys PLC..................................        26,000          656,452
  Next PLC...................................        75,300          882,563
  Pilkington PLC.............................       359,500          910,571
  J. Sainsbury PLC...........................        95,000          711,909
                                                                ------------
                                                                  10,232,350
                                                                ------------
UNITED STATES OF AMERICA -- 32.7%
  AirTouch Communications, Inc.*.............        26,800          949,725
  AmSouth Bancorporation.....................        16,900          818,594
  Applied Materials, Inc.*...................         5,900          561,975
  Avid Technology, Inc.*.....................        14,200          461,500
  BankAmerica Corp...........................        20,500        1,502,906
  BMC Software, Inc.*........................         8,900          576,275
  Bristol-Myers Squibb Co....................        11,700          968,175
  Caterpillar, Inc...........................        21,400        1,154,262
  Comerica, Inc..............................         8,400          663,075
  Compaq Computer Corp.*.....................        22,000        1,644,500
  Compuware Corp.*...........................         8,600          520,300
  Corning, Inc...............................        22,300        1,053,675
  Costco Companies, Inc.*....................        12,000          451,500
  Dayton Hudson Corp.........................         8,800          527,450
  Dell Computer Corp.*.......................        15,300        1,482,187
  Electronics for Imaging, Inc.*.............         8,900          453,900
  Ensco International, Inc.*.................        20,800          820,300
  Exxon Corp.................................        23,800        1,524,687
  Fannie Mae.................................        11,800          554,600
  Federal-Mogul Corp.........................         9,200          341,550
  Ford Motor Co..............................        33,600        1,520,400
  Gannett Co., Inc...........................         9,600        1,036,200
  General Electric Co........................         9,400          639,787
  Home Depot, Inc............................        20,700        1,078,987
  Intel Corp.................................         4,900          452,331
  International Specialty Products, Inc.*....        15,500          231,531
  Interstate Bakeries Corp...................        12,500          857,031
  Jabil Circuit, Inc.*.......................        17,600        1,152,800
  Liz Claiborne, Inc.........................         7,500          412,032
  MBNA Corp..................................        19,700          797,850
  McAfee Associates, Inc.*...................         6,000          318,000
  Merck & Co., Inc...........................        14,500        1,449,094
  Microsoft Corp.*...........................         9,700        1,283,431
  NBTY, Inc.*................................        11,100          234,487
  New York Bancorp, Inc......................         1,800           53,887
  Oxford Health Plans, Inc.*.................        12,200          913,475

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED STATES OF AMERICA (CONTINUED)

  Praxair, Inc...............................         6,700     $    342,956
  Premark International, lnc.................        10,800          345,600
  QLogic Corp.*..............................        16,000          670,000
  Quaker Oats Co.............................        15,100          760,663
  Robert Half International, Inc.*...........        14,100          583,388
  Ross Stores, Inc...........................        27,200          928,200
  SLM Holding Corp...........................         2,900          448,050
  Smithfield Foods, Inc.*....................        26,000          780,000
  State Street Corp..........................        22,600        1,377,188
  Systems & Computer Technology Corp.*.......        11,900          536,244
  Tekelec, Inc. *............................        11,600          395,125
  Tellabs, Inc.*.............................         3,100          159,650
  Tesoro Petroleum Corp. *...................        25,600          462,400
  Texas Instruments, Inc.....................         8,200        1,108,025
  The Equitable Cos., Inc....................        33,900        1,392,019
  The Procter & Gamble Co....................        19,800        1,367,438
  Travelers Group, Inc.......................        15,000        1,023,750
  United Technologies Corp...................        14,400        1,166,400
  USX-Marathon Group.........................        30,900        1,149,094
  UTI Energy Corp. *.........................        12,700          524,669
  Wellpoint Health Networks, Inc.*...........        11,000          637,312
                                                                ------------
                                                                  45,620,630
                                                                ------------
VENEZUELA -- 0.8%
  C.A. La Electricidad de Caracas............       437,500          704,568
  Compania Anonima Nacional Telefonos de
    Venezuela -- ADR.........................        10,500          480,375
                                                                ------------
                                                                   1,184,943
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $107,799,957)......................................
                                                                 137,087,865
                                                                ------------

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.0%
-------------------------------------------------------------------------------
SINGAPORE
  Lindeteves-Jacoberg Ltd. Loan Stock
    1.500%, 7/28/02
    (Cost $30,319)...........................         100,000      $     47,068
                                                                   ------------
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.1%
-------------------------------------------------------------------------------
  J.P. Morgan & Co., Inc.
    6.250%, 10/1/97
    (Cost $4,341,000)........................           4,341         4,341,000
                                                                   ------------

                                                    NUMBER
                                                   OF SHARES
-------------------------------------------------------------------------------
WARRANTS/RIGHTS -- 0.1%
-------------------------------------------------------------------------------
SINGAPORE
  Lindeteves-Jacoberg -- Warrants
    (Cost $38,541)                                   100,000            109,825
                                                                   ------------
TOTAL INVESTMENTS -- 101.2%
  (Cost $112,209,817)........................................
                                                                    141,585,758
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.2%)..............        (1,671,810)
                                                                   ------------
NET ASSETS -- 100.0%.........................................      $139,913,948
                                                                   ------------

---------------

* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         1.5%
Airlines....................................         1.0
Alcoholic Beverages.........................         0.1
Apparel.....................................         0.3
Automotive..................................         2.5
Automotive Equipment........................         0.9
Biotechnology...............................         1.3
Broadcasting................................         0.9
Building Materials..........................         1.8
Chemicals...................................         1.7
Clothing Chains.............................         0.7
Computers/Office Automation.................         4.3
Consumer Electrical.........................         1.1
Contract Drilling...........................         0.4
Department/Discount Stores..................         0.7
Drugs/Pharmaceuticals.......................         4.3
Electric Utilities..........................         1.2
Electronic Data Process.....................         0.4
Electronic Instruments......................         2.7
Entertainment...............................         0.5
Finance Companies...........................         3.2
Gas Utilities...............................         0.1
Grocery Products............................         3.4
Industrial Engineering/Construction.........         1.3
Investment Companies........................         0.4
Leisure/Gaming..............................         0.1
Life Insurers...............................         1.0
Machinery/Equipment.........................         3.8
Managed Health Care/HMOs....................         1.1

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Medical Supplies............................         1.1%
Metals......................................         1.0
Lodging.....................................         0.4
Money Center Banks..........................         5.3
Multi-Line Insurers.........................         1.8
Oil/Gas Production..........................         5.4
Oilfield Services/Equipment.................         1.5
Oil Refining Marketing......................         0.3
Other Commercial/Industrial Services........         2.5
Other Consumer Non-Durables.................         1.3
Other Energy................................         0.7
Other Financial Services....................         0.3
Other Production/Manufacturing..............         4.1
Publishing..................................         0.7
Real Estate Development/Investment..........         0.9
Recreational Products.......................         0.7
Regional/Commercial Banks...................         4.3
Rental/Leasing Companies....................         1.1
Retail/Food Distribution....................         0.5
Savings & Loans/Thrifts.....................         0.7
Semiconductors/Electric Companies...........         4.7
Software....................................         5.4
Specialty Chains............................         0.6
Telecommunication Equipment.................         4.0
Telephone...................................         4.2
Textiles....................................         1.0
Tobacco Products............................         0.9
Short Term Obligations......................         3.1
Liabilities in Excess of Other Assets.......        (1.2)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                 NET ASSET        NET        NET REALIZED     DISTRIBUTIONS
                                 VALUES AT    INVESTMENT    AND UNREALIZED      FROM NET       DISTRIBUTIONS
                                 BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT          FROM
                                 OF PERIOD     (DEFICIT)    ON INVESTMENTS       INCOME        CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
MINI-CAP GROWTH+
  Institutional (For the
    period ended 09/30/97)#...   $   15.94     $    0.04       $    9.32               --               --
  Institutional (For the year
    ended 03/31/97)...........       15.85         (0.17)           0.84               --        $   (0.58)
  Institutional (For the
    period ended 03/31/96)....       12.50         (0.05)           3.40               --               --
EMERGING GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........       13.19          0.06            6.04               --               --
  Advisory (For the year ended
    03/31/97).................       14.16         (0.07)          (0.77)              --            (0.13)
  Advisory (For the period
    ended 03/31/96)...........       12.50         (0.03)           1.69               --               --
CORE GROWTH+++
  Advisory (For the period
    ended 09/30/97)#..........       18.01         (0.08)           5.53               --               --
  Advisory (For the year ended
    03/31/97).................       17.99         (0.04)           0.32               --            (0.26)
  Advisory (For the year ended
    03/31/96).................       13.66         (0.07)           4.86               --            (0.46)
  Advisory (For the period
    ended 03/31/95)...........       12.50         (0.02)           1.18               --               --
LARGE CAP GROWTH++++
  Advisory (For the period
    ended 09/30/97)#..........       12.50            --            0.91               --               --
INCOME & GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........       15.19          0.47            2.78        $   (0.24)              --
  Advisory (For the year ended
    03/31/97).................       13.72          0.42            1.50            (0.42)           (0.03)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.17            1.22            (0.17)              --
BALANCED GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........       13.42          0.24            3.76            (0.12)              --
  Advisory (For the year ended
    03/31/97).................       12.69          0.24            0.73            (0.24)              --
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.15            0.19            (0.15)              --
GOVERNMENT INCOME++
  Advisory (For the period
    ended 09/30/97)#..........       11.61          0.52            0.34            (0.34)              --
  Advisory (For the year ended
    03/31/97).................       12.44          0.70           (0.39)           (0.71)           (0.43)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.37           (0.06)           (0.37)              --
EMERGING COUNTRIES++
  Advisory (For the period
    ended 09/30/97)#..........       16.47          0.03            3.14               --               --
  Advisory (For the year ended
    03/31/97).................       13.18         (0.04)           3.37               --            (0.04)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.01            0.67               --               --
INTERNATIONAL SMALL CAP++
  Advisory (For the period
    ended 09/30/97)#..........       14.01          0.01            2.93               --               --
  Advisory (For the year ended
    03/31/97).................       13.52         (0.06)           2.01               --            (1.46)
  Advisory (For the period
    ended 03/31/96)...........       12.50          0.01            1.01               --               --
INTERNATIONAL CORE GROWTH+++++
  Advisory (For the period
    ended 09/30/97)#..........       12.75         (0.01)           3.43               --               --
  Advisory (For the period
    ended 03/31/97)...........       12.50            --            0.25               --               --
WORLDWIDE GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........       15.00         (0.02)           3.96               --               --
  Advisory (For the year ended
    03/31/97).................       13.27          0.01            1.72               --               --
  Advisory (For the period
    ended 03/31/96)...........       12.50         (0.04)           0.81               --               --

-----------------
    + Commenced operations on July 12, 1995.
   ++ Commenced operations on August 31, 1995.
  +++ Commenced operations on June 30, 1994.
 ++++ Commenced operations on July 21, 1997.
+++++ Commenced operations on February 29, 1997.
    * Annualized.
   ** Includes expenses allocated from the Master Trust Funds. See Notes to
      Funds' Financial Statements for amounts.
   # Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                     RATIO OF            RATIO OF
                                                                                   EXPENSES TO          EXPENSES TO
                                                                                   AVERAGE NET          AVERAGE NET
                                                                  NET ASSETS      ASSETS, AFTER       ASSETS, BEFORE
                                   NET ASSET                          AT             EXPENSE              EXPENSE
                                   VALUES AT         TOTAL          END OF        REIMBURSEMENT        REIMBURSEMENT
                                 END OF PERIOD       RETURN         PERIOD       AND FEE WAIVER**    AND FEE WAIVER**
----------------------------------------------------------------------------------------------------------------------
MINI-CAP GROWTH+
  Institutional (For the
    period ended 09/30/97)#...     $   25.30           58.72%    $102,223,011           1.57%*               1.88%*
  Institutional (For the year
    ended 03/31/97)...........         15.94            3.90%     28,711,622            1.56%                1.99%
  Institutional (For the
    period ended 03/31/96)....         15.85           26.80%     25,237,077            1.55%*               2.46%*
EMERGING GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........         19.29           46.25%     10,481,099            1.50%*               2.92%*
  Advisory (For the year ended
    03/31/97).................         13.19           (6.03%)     1,013,030            1.51%               10.79%
  Advisory (For the period
    ended 03/31/96)...........         14.16           13.28%        313,634            1.49%*              37.86%*
CORE GROWTH+++
  Advisory (For the period
    ended 09/30/97)#..........         23.46           30.26%     13,836,183            1.24%*               2.04%*
  Advisory (For the year ended
    03/31/97).................         18.01            1.39%     13,115,276            1.25%                1.84%
  Advisory (For the year ended
    03/31/96).................         17.99           35.37%      4,273,872            1.23%                2.84%
  Advisory (For the period
    ended 03/31/95)...........         13.66            9.28%      2,120,619            1.24%*               3.52%*
LARGE CAP GROWTH++++
  Advisory (For the period
    ended 09/30/97)#..........         13.41           38.25%         24,283            1.23%*              17.22%*
INCOME & GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........         18.20           21.47%      6,293,163            1.24%*               1.84%*
  Advisory (For the year ended
    03/31/97).................         15.19           14.13%      4,598,883            1.25%                2.90%
  Advisory (For the period
    ended 03/31/96)...........         13.72           11.13%      1,084,730            1.25%*               9.21%*
BALANCED GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........         17.29           29.83%        107,626            1.26%*              19.37%*
  Advisory (For the year ended
    03/31/97).................         13.42            7.60%         72,627            1.26%              126.75%
  Advisory (For the period
    ended 03/31/96)...........         12.69            2.77%          1,231            1.25%*            3094.48%*
GOVERNMENT INCOME++
  Advisory (For the period
    ended 09/30/97)#..........         12.14            7.57%         16,809            0.91%*             268.02%*
  Advisory (For the year ended
    03/31/97).................         11.61            2.54%          1,241            0.88%             2789.64%
  Advisory (For the period
    ended 03/31/96)...........         12.44            2.48%          1,219            0.95%*            3029.81%*
EMERGING COUNTRIES++
  Advisory (For the period
    ended 09/30/97)#..........         19.64           19.25%     26,971,216            1.91%*               2.26%*
  Advisory (For the year ended
    03/31/97).................         16.47           25.29%      8,660,367            1.91%                4.20%
  Advisory (For the period
    ended 03/31/96)...........         13.18            5.44%        350,058            1.90%*              44.24%*
INTERNATIONAL SMALL CAP++
  Advisory (For the period
    ended 09/30/97)#..........         16.95           20.99%        183,119            1.66%*              22.61%*
  Advisory (For the year ended
    03/31/97).................         14.01           15.03%         42,150            1.66%              151.33%
  Advisory (For the period
    ended 03/31/96)...........         13.52            8.16%         19,082            1.65%*             531.72%*
INTERNATIONAL CORE GROWTH+++++
  Advisory (For the period
    ended 09/30/97)#..........         16.17           26.82%      1,135,428            1.66%*               6.16%*
  Advisory (For the period
    ended 03/31/97)...........         12.75            2.00%          1,020            0.00%*            2667.07%*
WORLDWIDE GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........         18.94           26.27%        889,973            1.69%*               4.44%*
  Advisory (For the year ended
    03/31/97).................         15.00           12.87%        641,965            1.61%               34.99%
  Advisory (For the period
    ended 03/31/96)...........         13.27            6.32%          1,115            1.60%*            3232.53%*

                                                         RATIO OF NET
                                INCOME (DEFICIT) TO           TO
                                    AVERAGE NET          AVERAGE NET
                                   ASSETS, AFTER        ASSETS, BEFORE
                                      EXPENSE              EXPENSE
                                   REIMBURSEMENT        REIMBURSEMENT
                                  AND FEE WAIVER**     AND FEE WAIVER**
------------------------------
MINI-CAP GROWTH+
  Institutional (For the
    period ended 09/30/97)#...          (1.17%)*             (1.48%)*
  Institutional (For the year
    ended 03/31/97)...........          (1.08%)              (1.30%)
  Institutional (For the
    period ended 03/31/96)....          (0.98%)*             (1.36%)*
EMERGING GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........          (1.02%)*             (2.44%)*
  Advisory (For the year ended
    03/31/97).................          (1.02%)             (10.31%)
  Advisory (For the period
    ended 03/31/96)...........          (1.05%)*            (32.41%)*
CORE GROWTH+++
  Advisory (For the period
    ended 09/30/97)#..........          (0.47%)*             (1.27%)*
  Advisory (For the year ended
    03/31/97).................          (0.69%)              (1.28%)
  Advisory (For the year ended
    03/31/96).................          (0.57%)              (2.18%)
  Advisory (For the period
    ended 03/31/95)...........          (0.33%)*             (1.61%)*
LARGE CAP GROWTH++++
  Advisory (For the period
    ended 09/30/97)#..........          (0.28%)*            (16.27%)*
INCOME & GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........           2.92%*               2.32%*
  Advisory (For the year ended
    03/31/97).................           3.29%                1.61%
  Advisory (For the period
    ended 03/31/96)...........           3.59%*              (4.22%)*
BALANCED GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........           1.59%*             (16.52%)*
  Advisory (For the year ended
    03/31/97).................           2.15%             (123.09%)
  Advisory (For the period
    ended 03/31/96)...........           2.16%*           (3090.46%)*
GOVERNMENT INCOME++
  Advisory (For the period
    ended 09/30/97)#..........           5.49%*            (261.61%)*
  Advisory (For the year ended
    03/31/97).................           5.04%            (2782.24%)
  Advisory (For the period
    ended 03/31/96)...........           5.23%*           (3021.56%)*
EMERGING COUNTRIES++
  Advisory (For the period
    ended 09/30/97)#..........           0.25%*              (0.11%)*
  Advisory (For the year ended
    03/31/97).................          (0.87%)              (3.20%)
  Advisory (For the period
    ended 03/31/96)...........           0.47%*             (35.33%)*
INTERNATIONAL SMALL CAP++
  Advisory (For the period
    ended 09/30/97)#..........          (0.74%)*            (21.69%)*
  Advisory (For the year ended
    03/31/97).................          (0.64%)            (150.28%)
  Advisory (For the period
    ended 03/31/96)...........           0.33%*            (529.11%)*
INTERNATIONAL CORE GROWTH+++++
  Advisory (For the period
    ended 09/30/97)#..........          (0.37%)*             (4.88%)*
  Advisory (For the period
    ended 03/31/97)...........           0.00%*           (2666.34%)*
WORLDWIDE GROWTH++
  Advisory (For the period
    ended 09/30/97)#..........          (0.25%)*             (3.00%)*
  Advisory (For the year ended
    03/31/97).................          (0.91%)             (34.23%)
  Advisory (For the period
    ended 03/31/96)...........          (0.50%)*          (3231.44%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                                                                    LARGE
                                       MINI CAP        EMERGING         CORE         CAP
                                        GROWTH+         GROWTH         GROWTH       GROWTH
                                     ------------------------------------------------------
ASSETS
  Investments in Master Trust Fund,
    at value*......................  $ 102,223,980   $ 10,491,697   $ 13,832,106   $24,288
  Receivable for shares of
    beneficial interest sold.......        671,764        122,434             --        --
  Receivable for investments sold
    in Master Trust Fund...........        100,000             --         51,250        --
  Due from advisor.................         26,039          7,166          6,625       237
  Expense payment reserve
    account........................             --             --             --        --
  Deferred organization costs......          1,470            526          6,710        --
  Prepaid expenses and other
    assets.........................            680             24            168        --
  Expense reserve..................             --             --             --        --
                                     ------------------------------------------------------
    Total assets...................    103,023,933     10,621,847     13,896,859    24,525
                                     ------------------------------------------------------
LIABILITIES
  Payable for investments purchased
    in Master Trust Fund...........        100,000        122,434             --        --
  Payable for shares of beneficial
    interest repurchased...........         29,158             --         51,250        --
  Due to advisor...................             --             --          3,031        --
  Dividend payable.................        671,764             --             --        --
  Accrued expenses.................             --         18,314          6,395       242
                                     ------------------------------------------------------
    Total liabilities..............        800,922        140,748         60,676       242
                                     ------------------------------------------------------
NET ASSETS.........................  $ 102,223,011   $ 10,481,099   $ 13,836,183   $24,283
                                     ------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital..................  $  71,116,313   $  9,469,510   $ 10,457,399   $23,462
  Accumulated undistributed net
    investment income (deficit)....       (741,575)       (20,701)      (121,338)       (6)
  Accumulated undistributed net
    realized gain (loss)...........      4,225,762        (37,701)       990,408       150
  Accumulated undistributed foreign
    exchange gain (loss)...........             --             --             --        --
  Net unrealized foreign exchange
    gain (loss)....................             --             --             --        --
  Net unrealized appreciation
    (depreciation) on
    investments....................     27,622,511      1,069,991      2,509,714       677
                                     ------------------------------------------------------
    Net assets.....................  $ 102,223,011   $ 10,481,099   $ 13,836,183   $24,283
                                     ------------------------------------------------------
  Shares of beneficial interest, no
    par value, issued and
    outstanding (unlimited shares
    authorized)....................      4,040,022        543,300        589,700     1,811
                                     ------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares of
    beneficial interest)...........  $       25.30   $      19.29   $      23.46   $ 13.41
                                     ------------------------------------------------------
  * Cost of investments in the
    Master Trust Fund..............  $  70,120,529   $  9,465,666   $ 10,124,540   $23,461
                                     ------------------------------------------------------

-------------
+ Mini Cap Growth Institutional Portfolio

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                         INTERNATIONAL INTERNATIONAL
                                      INCOME &     BALANCED    GOVERNMENT   EMERGING     SMALL CAP      CORE       WORLDWIDE
                                       GROWTH       GROWTH      INCOME     COUNTRIES      GROWTH       GROWTH       GROWTH
                                     ---------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust Fund,
    at value*......................  $ 6,352,213   $ 106,533   $16,899    $ 27,001,167   $183,350    $1,136,009    $892,162
  Receivable for shares of
    beneficial interest sold.......       17,500          --        --          88,352         --           659         497
  Receivable for investments sold
    in Master Trust Fund...........           --          --        --           2,571         --            --          --
  Due from advisor.................        6,416       1,703     1,718           8,979      1,709         2,092       1,832
  Expense payment reserve
    account........................           --          --        --              --     10,930         3,451          --
  Deferred organization costs......          518         535       535             552        518            --         518
  Prepaid expenses and other
    assets.........................           72      19,102    43,333             176         --            --           9
  Expense reserve..................           --          --        --              --         --            --       6,467
                                     ---------------------------------------------------------------------------------------
    Total assets...................    6,376,719     127,873    62,485      27,101,797    196,507     1,142,211     901,485
                                     ---------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased
    in Master Trust Fund...........       17,500          --        --          88,352         --           659         497
  Payable for shares of beneficial
    interest repurchased...........           --          --        --           2,571         --            --          --
  Due to advisor...................          223          --        --              --         --            --          --
  Dividend payable.................       40,458         330        71              --         --            --          --
  Accrued expenses.................       25,375      19,917    45,605          39,658     13,388         6,124      11,015
                                     ---------------------------------------------------------------------------------------
    Total liabilities..............       83,556      20,247    45,676         130,581     13,388         6,783      11,512
                                     ---------------------------------------------------------------------------------------
NET ASSETS.........................  $ 6,293,163   $ 107,626   $16,809    $ 26,971,216   $183,119    $1,135,428    $889,973
                                     ---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital..................  $ 4,975,412   $  89,555   $16,427    $ 24,276,226   $166,716    $1,081,441    $707,340
  Accumulated undistributed net
    investment income (deficit)....         (238)         (1)       --           2,783       (492)         (698)     (2,041)
  Accumulated undistributed net
    realized gain (loss)...........      304,894      (1,590)      172         535,975      2,600       (30,648)     27,811
  Accumulated undistributed foreign
    exchange gain (loss)...........           --         367        20         (47,996)      (458)       (1,606)     (2,877)
  Net unrealized foreign exchange
    gain (loss)....................           --        (281)      (50)         (1,534)        (5)          (50)        (54)
  Net unrealized appreciation
    (depreciation) on
    investments....................    1,013,095      19,576       240       2,205,762     14,758        86,989     159,794
                                     ---------------------------------------------------------------------------------------
    Net assets.....................  $ 6,293,163   $ 107,626   $16,809    $ 26,971,216   $183,119    $1,135,428    $889,973
                                     ---------------------------------------------------------------------------------------
  Shares of beneficial interest, no
    par value, issued and
    outstanding (unlimited shares
    authorized)....................      345,792       6,226     1,385       1,373,037     10,806        70,209      46,999
                                     ---------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares of
    beneficial interest)...........  $     18.20   $   17.29   $ 12.14    $      19.64   $  16.95    $    16.17    $  18.94
                                     ---------------------------------------------------------------------------------------
  * Cost of investments in the
    Master Trust Fund..............  $ 4,819,730   $  86,878   $16,105    $ 24,272,053   $163,753    $1,081,441    $707,339
                                     ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                            MINI CAP        EMERGING                        LARGE CAP
                                             GROWTH+         GROWTH        CORE GROWTH      GROWTH++
                                          -------------------------------------------------------------
INVESTMENT INCOME
  Net investment income (deficit) from
    Master Trust Fund...................  $    (324,931)  $      (8,361)  $      (6,792)            --
                                          -------------------------------------------------------------
EXPENSES
  Accounting fees.......................         18,818             825           4,052             --
  Administration fees...................          2,507           2,507             480   $         23
  Audit & tax fees......................          9,626           7,100           7,565             --
  Co-Administration fees................         29,172           1,311           6,161             25
  Distribution fees.....................             --              --              --             --
  Insurance.............................            544              20             131             --
  Legal fees............................          3,169             137             688             --
  Miscellaneous.........................            634              26             137             --
  Organization costs....................            288             104           1,347             --
  Registration fees.....................          3,566             209           1,738             --
  Shareholder reporting fees............         11,092             480           2,407              1
  Shareholder servicing fees............             --           3,279          15,402              5
  Transfer agent fees...................         20,082           6,942          30,022              2
  Trustees' fee.........................            637             637             637            244
                                          -------------------------------------------------------------
    Total expenses......................        100,135          23,577          70,767            300
  Less: Reimbursement from advisor......        (56,378)        (17,285)        (43,093)          (269)
  Less: Co-Administration fees waived...        (29,172)         (1,311)         (6,161)           (25)
  Add: Line of credit commitment fee....          2,151              93             467             --
                                          -------------------------------------------------------------
    Net expenses........................         16,736           5,074          21,980              6
                                          -------------------------------------------------------------
      Net investment income (deficit)...       (341,667)        (13,435)        (28,772)            (6)
                                          -------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on security
    transactions........................      2,280,198            (262)        419,233            150
  Net realized foreign exchange gain
    (loss)..............................             --              --              --             --
  Net unrealized foreign exchange gain
    (loss)..............................             --              --              --             --
  Change in net unrealized appreciation
    (depreciation) of investments.......     26,182,494       1,100,569       2,811,909            677
                                          -------------------------------------------------------------
    Net gain (loss) on investments......     28,462,692       1,100,307       3,231,142            827
                                          -------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS...........  $  28,121,025   $   1,086,872   $   3,202,370   $        821
                                          -------------------------------------------------------------

-------------
 + Mini Cap Growth Institutional Portfolio

++ Commenced operations on July 21, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                   INTERNATIONAL
                                 INCOME &     BALANCED   GOVERNMENT   EMERGING       SMALL CAP      INTERNATIONAL    WORLDWIDE
                                  GROWTH       GROWTH     INCOME      COUNTRIES        GROWTH        CORE GROWTH      GROWTH
                                ----------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $    88,606   $    846   $    259    $    43,109   $        (191)   $        (117)   $    800
                                ----------------------------------------------------------------------------------------------
EXPENSES
  Accounting fees.............        1,793         29          3          5,017              28              114         266
  Administration fees.........          805         70         26          1,729              26              226         153
  Audit & tax fees............        7,084      6,908      6,905          7,584           6,910            6,936       6,930
  Co-Administration fees......        2,738         45          5          7,799              44              166         407
  Distribution fees...........           --         --         --             --               2               --          --
  Insurance...................           58          1         52            126              14               --           7
  Legal fees..................          304          5         --            843               4               19          45
  Miscellaneous...............           61          2         --            169               1                4           9
  Organization costs..........          104        104        104            104             104              104         104
  Registration fees...........          651          5         --          1,642               4               23         112
  Shareholder reporting
    fees......................        1,063         17          2          2,953              17               66         158
  Shareholder servicing
    fees......................        6,846        112         11         19,498             110              474       1,017
  Transfer agent fees.........        3,534        215      4,149          4,686           1,485              452         934
  Trustees' fee...............          637        637        637            637             637              637         637
                                ----------------------------------------------------------------------------------------------
    Total expenses............       25,678      8,150     11,894         52,787           9,386            9,221      10,779
  Less: Reimbursement from
    advisor...................      (14,500)    (7,971)   (11,875)       (21,591)         (9,210)          (8,487)     (8,745)
  Less: Co-Administration fees
    waived....................       (2,738)       (45)        (5)        (7,799)            (44)            (166)       (407)
  Add: Line of credit
    commitment fee............          206          4         --            573               3               13          31
                                ----------------------------------------------------------------------------------------------
    Net expenses..............        8,646        138         14         23,970             135              581       1,658
                                ----------------------------------------------------------------------------------------------
      Net investment income
        (deficit).............       79,960        708        245         19,139            (326)            (698)       (858)
                                ----------------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....      172,484      2,579        164        328,668           4,027          (30,657)     42,221
  Net realized foreign
    exchange gain (loss)......           --        367         20        (44,494)           (353)          (1,604)     (1,836)
  Net unrealized foreign
    exchange gain (loss)......           --       (281)       (50)        (1,524)             --              (50)         92
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      810,184     19,528        264      2,152,006          11,163           86,976     153,879
                                ----------------------------------------------------------------------------------------------
    Net gain (loss) on
      investments.............      982,668     22,193        398      2,434,656          14,837           54,665     194,356
                                ----------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
    NET ASSETS RESULTING FROM
    OPERATIONS................  $ 1,062,628   $ 22,901   $    643    $ 2,453,795   $      14,511    $      53,967    $193,498
                                ----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                                MINI CAP GROWTH+               EMERGING GROWTH
                                          ----------------------------  -----------------------------
                                             FOR THE                       FOR THE
                                          PERIOD ENDED      FOR THE     PERIOD ENDED       FOR THE
                                          SEPTEMBER 30,    YEAR ENDED   SEPTEMBER 30,    YEAR ENDED
                                              1997         MARCH 31,        1997          MARCH 31,
                                           (UNAUDITED)        1997       (UNAUDITED)        1997
                                          -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit).....  $    (341,667)  $   (322,817) $    (13,435)   $      (6,606)
    Net realized gain (loss) from
      security transactions.............      2,280,198      2,962,417          (262)         (21,713)
    Net realized foreign exchange gain
      (loss)............................             --             --            --               --
    Net unrealized foreign exchange gain
      (loss)............................             --             --            --               --
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................     26,182,494     (1,715,457)    1,100,569          (61,991)
                                          -----------------------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations....................     28,121,025        924,143     1,086,872          (90,310)
                                          -----------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............             --             --            --               --
    Capital gain*.......................             --       (960,218)           --           (6,514)
                                          -----------------------------------------------------------
        Total distributions.............             --       (960,218)           --           (6,514)
                                          -----------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from sales.................     48,978,213     13,080,834    10,470,470        1,391,179
    Proceeds from shares issued for
      distribution reinvestment.........             --        754,309            --            6,514
    Cost of shares repurchased..........     (3,587,849)   (10,324,523)   (2,089,272)        (601,473)
                                          -----------------------------------------------------------
      Increase (decrease) in net assets
        derived from transactions in
        shares of beneficial interest...     45,390,364      3,510,620     8,381,198          796,220
                                          -----------------------------------------------------------
        Total increase (decrease) in net
          assets........................     73,511,389      3,474,545     9,468,070          699,396
                                          -----------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD...................     28,711,622     25,237,077     1,013,029          313,634
                                          -----------------------------------------------------------
  END OF PERIOD.........................  $ 102,223,011   $ 28,711,622  $ 10,481,099    $   1,013,030
                                          -----------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................      1,801,049      1,592,133        76,796           22,145
  Shares sold...........................      2,409,740        724,572       577,541           94,608
  Shares issued for distributions
    reinvested..........................             --         43,501            --              430
  Shares repurchased....................       (170,767)      (559,157)     (111,037)         (40,387)
                                          -----------------------------------------------------------
        Ending balance..................      4,040,022      1,801,049       543,300           76,796
                                          -----------------------------------------------------------

-------------
 + Mini Cap Growth Institutional Portfolio
++ Commenced operations on July 21, 1997.
 * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                LARGE CAP
                                        CORE GROWTH             GROWTH++           INCOME & GROWTH             BALANCED GROWTH
                                ----------------------------  -------------   -------------------------   --------------------------
                                   FOR THE                       FOR THE        FOR THE                      FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED    PERIOD ENDED    FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,    YEAR ENDED   SEPTEMBER 30,    SEPTEMBER     YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                    1997         MARCH 31,        1997          30, 1997     MARCH 31,        1997        MARCH 31,
                                 (UNAUDITED)        1997       (UNAUDITED)    (UNAUDITED)       1997       (UNAUDITED)       1997
                                ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $    (28,772)   $    (72,445)  $        (6)   $    79,960    $   99,601     $    708      $     631
    Net realized gain (loss)
      from security
      transactions............       419,233         558,099           150        172,484       152,145        2,579         (4,148)
    Net realized foreign
      exchange gain (loss)....            --              --            --             --            --          367             --
    Net unrealized foreign
      exchange gain (loss)....            --              --            --             --            --         (281)            --
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............     2,811,909      (1,064,428)          677        810,184       129,441       19,528              9
                                ----------------------------------------------------------------------------------------------------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....     3,202,370        (578,774)          821      1,062,628       381,187       22,901         (3,508)
                                ----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
    Net investment income*....            --              --            --        (80,089)      (99,816)        (725)          (615)
    Capital gain*.............            --        (168,885)           --             --        (8,197)          --             --
                                ----------------------------------------------------------------------------------------------------
        Total distributions...            --        (168,885)           --        (80,089)     (108,013)        (725)          (615)
                                ----------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
    Proceeds from sales.......     1,810,899      12,065,203        23,462      1,146,572     4,299,937       11,309         74,911
    Proceeds from shares
      issued for distribution
      reinvestment............            --         168,743            --         39,565       107,903        1,517            614
    Cost of shares
      repurchased.............    (4,292,362)     (2,644,883)           --       (474,396)   (1,166,861)          (3)            (6)
                                ----------------------------------------------------------------------------------------------------
      Increase (decrease) in
        net assets derived
        from transactions in
        shares of beneficial
        interest..............    (2,481,463)      9,589,063        23,462        711,741     3,240,979       12,823         75,519
                                ----------------------------------------------------------------------------------------------------
        Total increase
          (decrease) in net
          assets..............       720,907       8,841,404        24,283      1,694,280     3,514,153       34,999         71,396
                                ----------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD.........    13,115,276       4,273,872                    4,598,883     1,084,730       72,627          1,231
                                ----------------------------------------------------------------------------------------------------
  END OF PERIOD...............  $ 13,836,183    $ 13,115,276   $    24,283    $ 6,293,163    $4,598,883     $107,626      $  72,627
                                ----------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       728,031         237,524            --        302,819        79,061        5,413             97
  Shares sold.................        88,366         619,082         1,811         68,090       292,321          786          5,271
  Shares issued for
    distributions
    reinvested................            --           8,425            --          2,375         7,215           26             45
  Shares repurchased..........      (226,697)       (137,000)           --        (27,492)      (75,778)          --             --
                                ----------------------------------------------------------------------------------------------------
        Ending balance........       589,700         728,031         1,811        345,792       302,819        6,225          5,413
                                ----------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
--------------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                              GOVERNMENT INCOME            EMERGING COUNTRIES
                                          --------------------------   --------------------------
                                             FOR THE                      FOR THE
                                          PERIOD ENDED     FOR THE     PERIOD ENDED     FOR THE
                                          SEPTEMBER 30,   YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                              1997        MARCH 31,        1997        MARCH 31,
                                           (UNAUDITED)       1997       (UNAUDITED)       1997
                                          -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit).....   $      245     $      71     $   19,139     $  (16,586)
    Net realized gain (loss) from
      security transactions.............          164            33        328,668        211,510
    Net realized foreign exchange gain
      (loss)............................           20            --        (44,494)        (3,283)
    Net unrealized foreign exchange gain
      (loss)............................          (50)           --         (1,524)           (25)
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................          264             7      2,152,006         41,767
                                          -------------------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations....................          643           111      2,453,795        243,383
                                          -------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............         (244)          (72 )           --             --
    Capital gain*.......................           --           (44 )           --         (4,173)
                                          -------------------------------------------------------
        Total distributions.............         (244)         (116 )           --         (4,173)
                                          -------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from sales.................       15,000            --     19,156,499      8,292,819
    Proceeds from shares issued for
      distribution reinvestment.........          171           111             --          4,139
    Cost of shares repurchased..........           (2)          (84 )   (3,299,445)      (225,859)
                                          -------------------------------------------------------
      Increase (decrease) in net assets
        derived from transactions in
        shares of beneficial interest...       15,169            27     15,857,054      8,071,099
                                          -------------------------------------------------------
        Total increase (decrease) in net
          assets........................       15,568            22     18,310,849      8,310,309
                                          -------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD...................        1,241         1,219      8,660,367        350,058
                                          -------------------------------------------------------
  END OF PERIOD.........................   $   16,809     $   1,241     $26,971,216    $8,660,367
                                          -------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................          107            98        525,746         26,554
  Shares sold...........................        1,264            --      1,025,013        513,026
  Shares issued for distributions
    reinvested..........................           14             9             --            280
  Shares repurchased....................           --            --       (177,722)       (14,114)
                                          -------------------------------------------------------
        Ending balance..................        1,385           107      1,373,037        525,746
                                          -------------------------------------------------------

-------------
 * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   INTERNATIONAL SMALL CAP
                                           GROWTH                INTERNATIONAL CORE GROWTH          WORLDWIDE GROWTH
                                -----------------------------   ----------------------------   ---------------------------
                                   FOR THE                         FOR THE                        FOR THE
                                PERIOD ENDED                    PERIOD ENDED                   PERIOD ENDED      FOR THE
                                SEPTEMBER 30,   FOR THE YEAR    SEPTEMBER 30,   FOR THE YEAR   SEPTEMBER 30,   YEAR ENDED
                                    1997         ENDED MARCH        1997        ENDED MARCH        1997         MARCH 31,
                                 (UNAUDITED)      31, 1997       (UNAUDITED)      31, 1997      (UNAUDITED)       1997
                                ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............   $      (326)   $       (178)   $       (698)            --     $      (858)   $   (1,180)
    Net realized gain (loss)
      from security
      transactions............         4,027           1,679         (30,657)   $         9          42,221       (14,371)
    Net realized foreign
      exchange gain (loss)....          (353)            (97)         (1,604)            (2)         (1,836)       (1,040)
    Net unrealized foreign
      exchange gain (loss)....            --              (4)            (50)            --              92          (146)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............        11,163           2,421          86,976             13         153,879         5,807
                                ------------------------------------------------------------------------------------------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....        14,511           3,821          53,967             20         193,498       (10,930)
                                ------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
    Net investment income*....            --              --              --             --              --            --
    Capital gain*.............            --          (2,962)             --             --              --            --
                                ------------------------------------------------------------------------------------------
        Total distributions...            --          (2,962)             --             --              --            --
                                ------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
    Proceeds from sales.......       136,516          20,400       1,111,812             --       1,189,223       687,001
    Proceeds from shares
      issued for distribution
      reinvestment............            --           2,963              --             --              --            --
    Cost of shares
      repurchased.............       (10,058)         (1,154)        (31,371)            --      (1,134,713)      (35,221)
                                ------------------------------------------------------------------------------------------
      Increase (decrease) in
        net assets derived
        from transactions in
        shares of beneficial
        interest..............       126,458          22,209       1,080,441             --          54,510       651,780
                                ------------------------------------------------------------------------------------------
        Total increase
          (decrease) in net
          assets..............       140,969          23,068       1,134,408             20         248,008       640,850
                                ------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD.........        42,150          19,082           1,020          1,000         641,965         1,115
                                ------------------------------------------------------------------------------------------
  END OF PERIOD...............   $   183,119    $     42,150    $  1,135,428    $     1,020     $   889,973    $  641,965
                                ------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         3,008           1,411              80             80          42,808            84
  Shares sold.................         8,496           1,453          72,124             --          71,547        45,017
  Shares issued for
    distributions
    reinvested................            --             223              --             --              --            --
  Shares repurchased..........          (698)            (79)         (1,995)            --         (67,356)       (2,293)
                                ------------------------------------------------------------------------------------------
        Ending balance........        10,806           3,008          70,209             80          46,999        42,808
                                ------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which commenced operation on April 19, 1993. The Trust offers 57 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Advisory (formerly Qualified), with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering eighteen investment vehicles (the "Funds"). For a description of the investment objectives of each Fund, see Note A to the accompanying Funds' financial statement.

INVESTMENT INCOME AND REALIZED AND UNREALIZED GAINS AND LOSSES

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from securities transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

PORTFOLIO SHARE VALUATION

  The net asset value per portfolio share is determined each business day at the close of regular trading on the New York Stock Exchange by dividing a portfolio's net assets by the number of its shares outstanding.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describe each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and are amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolio's organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

SHAREHOLDER SERVICE PLAN

  The Trust has approved a shareholder service plan under which Nicholas Applegate Securities is (the distributor), an affiliate of Nicholas-Applegate Capital Management, also compensated 0.25% of the average daily net asset value of the Advisory Series for non-distribution related expenses.

ADMINISTRATIVE SERVICES AGREEMENT

  Effective November 15, 1996, the Trust agreed to pay the Adviser for administrative services at an annual rate of 0.10% of average daily net assets of each of the Portfolios. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Mini-Cap Growth Institutional Portfolio...........   1.56%
Emerging Growth Advisory Portfolio................   1.50%
Core Growth Advisory Portfolio....................   1.25%
Large Cap Growth Advisory Portfolio...............   1.25%
Income & Growth Advisory Portfolio................   1.25%
Balanced Growth Advisory Portfolio................   1.25%
Government Income Advisory Portfolio..............   0.80%
Emerging Countries Advisory Portfolio.............   1.90%
International Small Cap Advisory Portfolio........   1.65%
International Core Growth Advisory Portfolio......   1.65%
Worldwide Growth Advisory Portfolio...............   1.60%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate, including co-administration fees, on behalf of the Portfolios, during the periods from inception (respectively) to September 30, 1997, are as follows:

Mini-Cap Growth Institutional Portfolio...........  $   85,823
Emerging Growth Advisory Portfolio................      39,941
Core Growth Advisory Portfolio....................     112,908
Large Cap Growth Advisory Portfolio...............         294
Income & Growth Advisory Portfolio................      35,165
Balanced Growth Advisory Portfolio................      26,713
Government Income Advisory Portfolio..............      48,645
Emerging Countries Advisory Portfolio.............      66,255
International Small Cap Growth Advisory
 Portfolio........................................      28,558
International Core Growth Advisory Portfolio......       8,653
Worldwide Growth Advisory Portfolio...............      28,459

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Adviser and the Distributor.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the six month period ended September 30, 1997, were as follows:

                                                    ADDITIONS    REDUCTIONS
                                                      (000S)       (000S)
                                                    ----------   ----------
Mini-Cap Growth Institutional Portfolio...........  $   13,138   $   10,585
Emerging Growth Advisory Portfolio................     856,711      805,788
Core Growth Advisory Portfolio....................       1,873        4,380
Large Cap Growth Portfolio........................          23           --
Income & Growth Advisory Portfolio................       1,147          474
Balanced Growth Advisory Portfolio................       3,227       16,842
Government Income Advisory Portfolio..............       1,830        2,344
Emerging Countries Advisory Portfolio.............      19,156        3,299
International Small Cap Advisory Portfolio........       7,932       24,587
International Core Growth Advisory Portfolio......       1,112           31
Worldwide Growth Advisory Portfolio...............       1,189        1,134

4. CREDIT FACILITY

  The Portfolios participate in a $75 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Portfolios have agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. At September 30, 1997, there was no outstanding borrowing under the Facility. The maximum amount borrowed under this line of credit at any time during the period ended September 30, 1997 was $0.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST SEPTEMBER 30, 1997 (UNAUDITED)

                                            MINI CAP       EMERGING         CORE
                                             GROWTH         GROWTH         GROWTH       LARGE CAP
                                              FUND           FUND           FUND       GROWTH FUND
                                          --------------------------------------------------------
ASSETS
  Investments, at value*................  $ 102,166,080  $ 808,666,422  $ 496,078,012  $ 3,367,285
  Foreign currencies, at value**........             --             --             --           --
  Cash..................................          2,147          8,155          2,952       90,038
  Receivable for investment securities
    sold................................         23,324      1,681,667      4,869,013           --
  Receivable for interests sold.........        671,764        862,828        301,047       93,856
  Dividends receivable..................          1,420        136,874         21,207        1,555
  Interest receivable...................             --          1,527          3,899           --
  Due from advisor......................             --             --             --        5,390
  Deferred organization costs...........             --         10,178          8,549           --
  Prepaid expenses......................          1,049         11,604          8,874           39
  Other assets..........................             --         55,052         23,696           --
                                          --------------------------------------------------------
      Total assets......................    102,865,784    811,434,307    501,317,249    3,558,163
                                          --------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased...........................             --     12,707,153      5,625,325       62,551
  Payable for interests repurchased.....        100,000        722,136        418,684       10,509
  Due to advisor........................             --             --             --           --
  Accrued expenses......................        134,262        776,486        449,345       12,699
  Dividend payable......................             --             --             --           --
  Forward currency contracts............             --             --             --           --
  Other payables........................             --             --         62,554           --
                                          --------------------------------------------------------
      Total liabilities.................        234,262     14,205,775      6,555,908       85,759
                                          --------------------------------------------------------
  NET ASSETS............................  $ 102,631,522  $ 797,228,532  $ 494,761,341  $ 3,472,404
                                          --------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $  70,346,720  $ 396,047,330  $ 261,646,858  $ 2,856,982
  Accumulated net investment income
    (deficit)...........................       (709,091)   (11,781,536)    (2,510,594)      (1,507)
  Accumulated net realized gain
    (loss)..............................      5,217,260    151,840,829    141,435,842      440,546
  Accumulated net realized foreign
    exchange gain (loss)................             --             --             --           --
  Net unrealized foreign exchange gain
    (loss)..............................             --             --             --           --
  Net unrealized appreciation
    (depreciation) on investments.......     27,776,633    261,121,909     94,189,235      176,383
                                          --------------------------------------------------------
      Net assets........................  $ 102,631,522  $ 797,228,532  $ 494,761,341  $ 3,472,404
                                          --------------------------------------------------------
 * Investments, at cost.................  $  74,389,447  $ 547,544,513  $ 401,888,777  $ 3,190,902
                                          --------------------------------------------------------
** Foreign currencies, at cost..........             --             --             --           --
                                          --------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            INCOME &       BALANCED                   EMERGING     INTERNATIONAL INTERNATIONAL
                                             GROWTH         GROWTH     GOVERNMENT     COUNTRIES     SMALL CAP    CORE GROWTH
                                              FUND           FUND      INCOME FUND      FUND       GROWTH FUND       FUND
                                          -----------------------------------------------------------------------------------
ASSETS
  Investments, at value*................  $ 206,451,735  $ 30,815,243  $ 6,085,228  $ 263,786,353  $ 64,910,430  $ 45,940,345
  Foreign currencies, at value**........             --            39            8        189,401        46,153            --
  Cash..................................          2,290           315       79,093          2,678         1,212           360
  Receivable for investment securities
    sold................................        452,850       351,013           --      3,336,889       959,042       109,243
  Receivable for interests sold.........        567,490         2,112           --        956,139        75,422       158,212
  Dividends receivable..................        125,657         4,807        1,461        548,502        90,701        52,678
  Interest receivable...................        904,603       132,915       89,806            598           117            --
  Due from advisor......................             --            --        5,663             --            --            --
  Deferred organization costs...........          4,239         3,021        2,780             --           405            --
  Prepaid expenses......................          3,019           588          135             --            --            --
  Other assets..........................            187            --           --          6,901         1,442           306
                                          -----------------------------------------------------------------------------------
      Total assets......................    208,512,070    31,310,053    6,264,174    268,827,461    66,084,924    46,261,144
                                          -----------------------------------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased...........................      3,092,605       522,750           --      6,022,148            --     1,028,359
  Payable for interests repurchased.....        162,345        10,632       18,926         57,563            --         2,324
  Due to advisor........................             --            --           --             --            --            --
  Accrued expenses......................        170,673        26,025       36,368        263,469        22,915        31,170
  Dividend payable......................             --            --           --             --            --            --
  Forward currency contracts............             --        82,747       20,632             --            --            --
  Other payables........................             --            --           --             --            --            --
                                          -----------------------------------------------------------------------------------
      Total liabilities.................      3,425,623       642,154       75,926      6,343,180        22,915     1,061,853
                                          -----------------------------------------------------------------------------------
  NET ASSETS............................  $ 205,086,447  $ 30,667,899  $ 6,188,248  $ 262,484,281  $ 66,062,009  $ 45,199,291
                                          -----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $ 129,572,089  $ 16,841,897  $ 4,807,882  $ 210,726,060  $ 44,051,647  $ 40,711,623
  Accumulated net investment income
    (deficit)...........................     18,378,314     2,337,379    1,278,741        347,259      (107,792)       30,082
  Accumulated net realized gain
    (loss)..............................     24,927,632     4,031,799       21,807     20,252,633    10,798,689       598,345
  Accumulated net realized foreign
    exchange gain (loss)................             --       119,339        7,471       (728,440)     (338,747)      (81,245)
  Net unrealized foreign exchange gain
    (loss)..............................             --       (82,597)     (18,550)       (15,898)       (3,284)       (1,884)
  Net unrealized appreciation
    (depreciation) on investments.......     32,208,412     7,420,082       90,897     31,902,667    11,661,496     3,942,370
                                          -----------------------------------------------------------------------------------
      Net assets........................  $ 205,086,447  $ 30,667,899  $ 6,188,248  $ 262,484,281  $ 66,062,009  $ 45,199,291
                                          -----------------------------------------------------------------------------------
 * Investments, at cost.................  $ 174,243,323  $ 23,395,161  $ 5,994,331  $ 231,883,686  $ 53,248,934  $ 41,997,975
                                          -----------------------------------------------------------------------------------
** Foreign currencies, at cost..........             --  $         39  $         8  $     192,338  $     48,789            --
                                          -----------------------------------------------------------------------------------

                                            WORLDWIDE
                                             GROWTH
                                              FUND

ASSETS
  Investments, at value*................  $ 141,585,758
  Foreign currencies, at value**........         43,405
  Cash..................................          1,698
  Receivable for investment securities
    sold................................            806
  Receivable for interests sold.........        232,152
  Dividends receivable..................        239,485
  Interest receivable...................            138
  Due from advisor......................         54,750
  Deferred organization costs...........          3,474
  Prepaid expenses......................             --
  Other assets..........................          2,390

      Total assets......................    142,164,056

LIABILITIES
  Payable for investment securities
    purchased...........................      1,687,699
  Payable for interests repurchased.....        364,941
  Due to advisor........................             --
  Accrued expenses......................        197,468
  Dividend payable......................             --
  Forward currency contracts............             --
  Other payables........................             --

      Total liabilities.................      2,250,108

  NET ASSETS............................  $ 139,913,948

COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $  74,771,180
  Accumulated net investment income
    (deficit)...........................        439,155
  Accumulated net realized gain
    (loss)..............................     34,985,209
  Accumulated net realized foreign
    exchange gain (loss)................        351,205
  Net unrealized foreign exchange gain
    (loss)..............................         (8,742)
  Net unrealized appreciation
    (depreciation) on investments.......     29,375,941

      Net assets........................  $ 139,913,948

 * Investments, at cost.................  $ 112,209,817

** Foreign currencies, at cost..........  $      45,090


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                  MINI CAP       EMERGING          CORE         LARGE CAP
                                   GROWTH         GROWTH          GROWTH          GROWTH
                                    FUND           FUND            FUND            FUND
                                -----------------------------------------------------------
INVESTMENT INCOME
  Dividends...................  $     23,414   $     793,458   $     748,472   $      5,455
  Interest....................        92,809         875,447         986,263          2,790
                                -----------------------------------------------------------
    Total income..............       116,223       1,668,905       1,734,735          8,245
                                -----------------------------------------------------------
EXPENSES
  Advisory fee................       366,663       3,137,539       1,688,653          7,691
  Accounting fee..............        31,169         170,338         131,621         11,645
  Administration fee..........         7,150          17,500          55,784            249
  Audit & tax fees............         5,686          42,940          31,089            198
  Custodian fee...............        31,067         100,905          56,507          8,070
  Insurance...................           686           7,848           5,518             23
  Legal fee...................           280           3,434           2,487              9
  Miscellaneous...............         1,782          17,176          12,436             61
  Organization costs..........            --           4,270           7,791             --
  Trustees' fee...............         3,260           3,260           3,260          3,260
                                -----------------------------------------------------------
    Total expense.............       447,743       3,505,210       1,995,146         31,206
  Less: Reimbursement to
    (from) advisor............        (4,814)             --              --        (21,466)
                                -----------------------------------------------------------
      Net expenses............       442,929       3,505,210       1,995,146          9,740
                                -----------------------------------------------------------
        Net investment income
          (deficit)...........      (326,706)     (1,836,305)       (260,411)        (1,495)
                                -----------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............     2,299,184      30,875,910      45,970,394        367,545
  Net realized foreign
    exchange gain (loss)......            --              --              --             --
  Net unrealized foreign
    exchange gain (loss)......            --              --              --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................    26,316,126     214,822,089      73,261,858        212,123
                                -----------------------------------------------------------
      Net gain (loss) on
        investments...........    28,615,310     245,697,999     119,232,252        579,668
                                -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS...  $ 28,288,604   $ 243,861,694   $ 118,971,841   $    578,173
                                -----------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                              INTERNATIONAL     INTERNATIONAL
                                          INCOME &     BALANCED    GOVERNMENT    EMERGING       SMALL CAP           CORE
                                           GROWTH       GROWTH       INCOME      COUNTRIES        GROWTH           GROWTH
                                            FUND         FUND         FUND         FUND            FUND             FUND
                                         -------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends............................. $ 1,402,224  $    42,848          --   $ 2,056,127  $        367,531  $     113,240
  Interest..............................   1,858,162      356,709  $  208,831       239,137            33,088         43,834
                                         -------------------------------------------------------------------------------------
    Total income........................   3,260,386      399,557     208,831     2,295,264           400,619        157,074
                                         -------------------------------------------------------------------------------------
EXPENSES
  Advisory fee..........................     585,852      104,516      12,686     1,292,090           337,541         96,189
  Accounting fee........................      50,921       23,781      20,506        73,386            30,207         13,523
  Administration fee....................      19,242        3,449         789        25,441             8,380          2,294
  Audit & tax fees......................      10,681        1,921         441        14,110             4,677          1,793
  Custodian fee.........................      17,765       11,848       8,840       210,883            71,519          6,100
  Insurance.............................       1,827          363          71         2,386               830            199
  Legal fee.............................         854          154          35         1,129               374             91
  Miscellaneous.........................       4,272          768         176         5,644             1,871            548
  Organization costs....................       3,864        2,757       2,535            --               150             --
  Trustees' fee.........................       3,260        3,260       3,260         3,259             3,259          3,259
                                         -------------------------------------------------------------------------------------
    Total expense.......................     698,538      152,817      49,339     1,628,328           458,808        123,996
  Less: Reimbursement to (from)
    advisor.............................      20,851      (20,429)    (30,311)       25,547            (3,127)         5,860
                                         -------------------------------------------------------------------------------------
      Net expenses......................     719,389      132,388      19,028     1,653,875           455,681        129,856
                                         -------------------------------------------------------------------------------------
        Net investment income
          (deficit).....................   2,540,997      267,169     189,803       641,389           (55,062)        27,218
                                         -------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................   6,285,663    1,352,996      80,318     8,659,375         7,847,694        456,089
  Net realized foreign exchange gain
    (loss)..............................          --      119,339       7,471      (590,371)         (332,467)       (67,357)
  Net unrealized foreign exchange gain
    (loss)..............................          --      (82,597)    (18,550)       (3,311)            3,382           (562)
  Change in net unrealized appreciation
    (depreciation) of investments and
    foreign currencies..................  21,764,575    5,444,310     213,805    26,625,733         5,204,454      3,883,825
                                         -------------------------------------------------------------------------------------
      Net gain (loss) on investments....  28,050,238    6,834,048     283,044    34,691,426        12,723,063      4,271,995
                                         -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............. $30,591,235  $ 7,101,217  $  472,847   $35,332,815  $     12,668,001  $   4,299,213
                                         -------------------------------------------------------------------------------------


                                           WORLDWIDE
                                             GROWTH
                                              FUND

INVESTMENT INCOME
  Dividends.............................  $    833,314
  Interest..............................        69,657

    Total income........................       902,971

EXPENSES
  Advisory fee..........................       606,536
  Accounting fee........................        41,224
  Administration fee....................        15,002
  Audit & tax fees......................         8,350
  Custodian fee.........................        74,541
  Insurance.............................         1,473
  Legal fee.............................           668
  Miscellaneous.........................         3,340
  Organization costs....................         3,157
  Trustees' fee.........................         3,259

    Total expense.......................       757,550
  Less: Reimbursement to (from)
    advisor.............................       (29,707)

      Net expenses......................       727,843

        Net investment income
          (deficit).....................       175,128

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................    11,702,311
  Net realized foreign exchange gain
    (loss)..............................      (222,691)
  Net unrealized foreign exchange gain
    (loss)..............................        15,538
  Change in net unrealized appreciation
    (depreciation) of investments and
    foreign currencies..................    16,676,992

      Net gain (loss) on investments....    28,172,150

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ 28,347,278


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                  MINI CAP GROWTH FUND          EMERGING GROWTH FUND
                              ----------------------------  ----------------------------
                                 FOR THE                       FOR THE
                               PERIOD ENDED      FOR THE    PERIOD ENDED      FOR THE
                              SEPTEMBER 30,    YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                   1997         MARCH 31,       1997         MARCH 31,
                               (UNAUDITED)        1997       (UNAUDITED)       1997
                              ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
  Net investment income
    (deficit)................. $     (326,706) $  (309,093) $  (1,836,305) $  (3,743,018)
  Net realized gain (loss)
    from security transactions
    and foreign exchange......      2,299,184    2,973,970     30,875,910     96,622,117
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................     26,316,126   (1,699,744)   214,822,089   (114,330,357)
                              ----------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........     28,288,604      965,133    243,861,694    (21,451,258)
                              ----------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     49,018,140   13,388,281    856,592,631    626,817,132
  Withdrawals by partners.....     (3,663,637) (10,628,968)  (804,788,326)  (687,889,723)
                              ----------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     45,354,503    2,759,313     51,804,305    (61,072,591)
                              ----------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     73,643,107    3,724,446    295,665,999    (82,523,849)
NET ASSETS
  BEGINNING OF PERIOD.........     28,988,415   25,263,969    501,562,533    584,086,382
                              ----------------------------------------------------------
  END OF PERIOD............... $  102,631,522  $28,988,415  $ 797,228,532  $ 501,562,533
                              ----------------------------------------------------------

-------------
+ Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  LARGE CAP GROWTH FUND                                 BALANCED GROWTH FUND
                          CORE GROWTH FUND        ----------------------     INCOME & GROWTH FUND     ------------------------
                    ----------------------------   FOR THE                --------------------------    FOR THE
                       FOR THE                      PERIOD                  FOR THE                     PERIOD
                    PERIOD ENDED      FOR THE       ENDED      FOR THE    PERIOD ENDED    FOR THE        ENDED       FOR THE
                    SEPTEMBER 30,   YEAR ENDED    SEPTEMBER   YEAR ENDED   SEPTEMBER     YEAR ENDED    SEPTEMBER   YEAR ENDED
                        1997         MARCH 31,     30, 1997   MARCH 31,     30, 1997     MARCH 31,     30, 1997     MARCH 31,
                     (UNAUDITED)       1997       (UNAUDITED)   1997+     (UNAUDITED)       1997      (UNAUDITED)     1997
                    ----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS
  OPERATIONS
  Net investment
    income
    (deficit)....... $    (260,411) $  (1,567,011) $  (1,495 ) $      (12) $  2,540,997 $  4,199,481  $  267,169   $   661,170
  Net realized gain
    (loss) from
    security
    transactions and
    foreign
    exchange........    45,970,394    76,538,109    367,545       73,001     6,285,663    15,692,945   1,472,335     1,969,019
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments
    and foreign
    currency........    73,261,858   (67,826,297)   212,123      (35,740)   21,764,575    (3,821,355)  5,361,713      (768,824)
                    ----------------------------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      resulting from
      operations....   118,971,841     7,144,801    578,173       37,249    30,591,235    16,071,071   7,101,217     1,861,365
                    ----------------------------------------------------------------------------------------------------------
TRANSACTIONS IN
  INTERESTS
  Contributions by
    partners........    99,500,567   158,154,505  2,234,347    1,347,861    57,798,093    34,105,984   3,007,351     8,738,263
  Withdrawals by
    partners........  (156,484,998)  (153,067,978)  (659,274 )    (65,952)  (13,954,283)  (31,283,589) (4,452,639 )  (9,432,209)
                    ----------------------------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      from
      transactions
      in
      interests.....   (56,984,431)     5,086,527 1,575,073    1,281,909    43,843,810     2,822,395  (1,445,288 )    (693,946)
                    ----------------------------------------------------------------------------------------------------------
      Total increase
        (decrease)
        in net
        assets......    61,987,410    12,231,328  2,153,246    1,319,158    74,435,045    18,893,466   5,655,929     1,167,419
NET ASSETS
  BEGINNING OF
    PERIOD..........   432,773,931   420,542,603  1,319,158           --   130,651,402   111,757,936  25,011,970    23,844,551
                    ----------------------------------------------------------------------------------------------------------
  END OF PERIOD..... $ 494,761,341 $ 432,773,931  $3,472,404  $1,319,158  $205,086,447  $130,651,402  $30,667,899  $25,011,970
                    ----------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                   GOVERNMENT INCOME FUND         EMERGING COUNTRIES FUND
                                -----------------------------  -----------------------------
                                    FOR THE                       FOR THE
                                 PERIOD ENDED       FOR THE     PERIOD ENDED      FOR THE
                                 SEPTEMBER 30,    YEAR ENDED   SEPTEMBER 30,     YEAR ENDED
                                     1997          MARCH 31,        1997         MARCH 31,
                                  (UNAUDITED)        1997       (UNAUDITED)         1997
                                ------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
  Net investment income
    (deficit).................  $     189,803     $   333,374  $      641,389   $   (342,535)
  Net realized gain (loss)
    from security transactions
    and foreign exchange......         87,789         (56,975)      8,069,004     11,736,516
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................        195,255         (49,150)     26,622,422      3,885,820
                                ------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........        472,847         227,249      35,332,815     15,279,801
                                ------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      1,829,877       5,988,848      91,518,985    143,835,272
  Withdrawals by partners.....     (2,368,081)     (4,440,486)    (22,704,403)   (20,677,175)
                                ------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............       (538,204)      1,548,362      68,814,582    123,158,097
                                ------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        (65,357)      1,775,611     104,147,397    138,437,898
NET ASSETS
  BEGINNING OF PERIOD.........      6,253,605       4,477,994     158,336,884     19,898,986
                                ------------------------------------------------------------
  END OF PERIOD...............  $   6,188,248     $ 6,253,605  $  262,484,281   $158,336,884
                                ------------------------------------------------------------

-------------
+ Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                      INTERNATIONAL SMALL CAP
                            GROWTH FUND            INTERNATIONAL CORE GROWTH FUND        WORLDWIDE GROWTH FUND
                    ----------------------------  --------------------------------   -----------------------------
                       FOR THE                        FOR THE                           FOR THE
                     PERIOD ENDED      FOR THE     PERIOD ENDED                       PERIOD ENDED      FOR THE
                    SEPTEMBER 30,    YEAR ENDED    SEPTEMBER 30,    FOR THE PERIOD   SEPTEMBER 30,     YEAR ENDED
                         1997         MARCH 31,        1997          ENDED MARCH          1997         MARCH 31,
                     (UNAUDITED)        1997        (UNAUDITED)       31, 1997+       (UNAUDITED)         1997
                    ----------------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS
  OPERATIONS
  Net investment
    income
    (deficit)....... $      (55,062) $  (163,117) $      27,218     $      2,864     $      175,128   $   (281,315)
  Net realized gain
    (loss) from
    security
    transactions and
    foreign
    exchange........      7,515,227    2,969,008        388,732          128,368         11,479,620     15,454,490
  Change in net
    unrealized
    appreciation
    (depreciation)
    of investments
    and foreign
    currency........      5,207,836    3,916,968      3,883,263           57,223         16,692,530     (2,455,733)
                    ----------------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      resulting from
      operations....     12,668,001    6,722,859      4,299,213          188,455         28,347,278     12,717,442
                    ----------------------------------------------------------------------------------------------
TRANSACTIONS IN
  INTERESTS
  Contributions by
    partners........     30,758,007   37,692,390     37,822,378        4,487,783         62,930,452     34,174,758
  Withdrawals by
    partners........    (40,250,543)  (5,334,333)    (1,591,176)          (7,362)       (55,179,158)   (43,419,850)
                    ----------------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      from
      transactions
      in
      interests.....     (9,492,536)  32,358,057     36,231,202        4,480,421          7,751,294     (9,245,092)
                    ----------------------------------------------------------------------------------------------
      Total increase
        (decrease)
        in net
        assets......      3,175,465   39,080,916     40,530,415        4,668,876         36,098,572      3,472,350
NET ASSETS
  BEGINNING OF
    PERIOD..........     62,886,544   23,805,628      4,668,876               --        103,815,376    100,343,026
                    ----------------------------------------------------------------------------------------------
  END OF PERIOD..... $   66,062,009  $62,886,544  $  45,199,291     $  4,668,876     $  139,913,948   $103,815,376
                    ----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of eighteen investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1997. Up to five Portfolios of Nicholas-Applegate Mutual Funds invest in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $100 million in market capitalization.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Large Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with market capitalizations above $3 billion whose earnings and prices are expected to grow faster than the Standard & Poor's 500 Stock Price Index.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with smaller to middle market capitalizations.

  International Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with larger market capitalizations.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed and NASDAQ national market system securities) or the mean between the closing bid and asked prices (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are accounted for on trade date. Realized gains and losses from securities

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

FOREIGN CURRENCY TRANSLATIONS

  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and are amortized over a period of 60 months from the date the respective Fund commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily based upon the following percentages of each Fund's average daily net assets:

                                                     FIRST $500     NEXT $500      EXCESS OF
FUND                                                   MILLION       MILLION      $1 BILLION
--------------------------------------------------  -------------  ------------  -------------
Mini Cap Growth Fund..............................        1.25%          1.25%         1.25%
Emerging Growth Fund..............................        1.00%          1.00%         1.00%
Core Growth Fund..................................        0.75%         0.675%         0.65%
Large Cap Growth Fund.............................        0.75%         0.675%         0.65%
Income & Growth Fund..............................        0.75%         0.675%         0.65%
Balanced Growth Fund..............................        0.75%         0.675%         0.65%
Government Income Fund............................        0.40%          0.35%         0.35%
Emerging Countries Fund...........................        1.25%          1.25%         1.25%
International Small Cap Growth Fund...............        1.00%          0.90%         0.85%
International Core Growth Fund....................        1.00%          0.90%         0.85%
Worldwide Growth Fund.............................        1.00%          0.90%         0.85%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to September 30, 1997, are as follows:

FUND
--------------------------------------------------
Mini Cap Growth Fund..............................  $   100,479
Balanced Growth Fund..............................      265,300
Large Cap Growth Fund.............................       21,466
Government Income Fund............................      285,988
Emerging Countries Fund...........................       86,226
International Small Cap Growth Fund...............      198,784
International Core Growth Fund....................        5,860
Worldwide Growth Fund.............................      263,630

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the six month period ended September 30, 1997, were as follows (in 000's):

FUND                                                 PURCHASES      SALES
--------------------------------------------------  -----------  -----------
Mini Cap Growth Fund..............................  $    49,490  $    47,852
Emerging Growth Fund..............................      354,023      288,342
Core Growth Fund..................................      428,265      500,283
Large Cap Growth Fund.............................        6,736        5,253
Income & Growth Fund..............................      158,609      115,889
Balanced Growth Fund..............................       37,169       37,973
Government Income Fund............................       10,030        8,287
Emerging Countries Fund...........................      277,080      208,710
International Small Cap Growth Fund...............      125,537       93,744
International Core Growth Fund....................       52,815       16,126
Worldwide Growth Fund.............................      110,994      106,683

  At September 30, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                                                   NET
                        TAX         GROSS          GROSS       UNREALIZED
                      COST OF     UNREALIZED    UNREALIZED    APPRECIATION
FUND                INVESTMENTS  APPRECIATION  DEPRECIATION   (DEPRECIATION)
------------------  -----------  ------------  -------------  -------------
Mini Cap Growth
 Fund.............   $  74,389    $   27,984     $     208      $  27,777
Emerging Growth
 Fund.............     547,545       265,560         4,439        261,122
Core Growth Fund..     401,887        96,527         2,338         94,189
Large Cap Growth
 Fund.............       3,191           213            37            176
Income & Growth
 Fund.............     174,243        32,620           412         32,208
Balanced Growth
 Fund.............      23,395         7,472           135          7,337
Government Income
 Fund.............       5,994            80             8             72
Emerging Countries
 Fund.............     232,076        36,643         4,757         31,886
International
 Small Cap Growth
 Fund.............      53,298        13,084         1,426         11,658
International Core
 Growth Fund......      41,998         4,186           246          3,940
Worldwide Growth
 Fund.............     112,255        30,058           691         29,367

D. OFF BALANCE SHEET RISKS AND DERIVATIVE INSTRUMENTS

  The Master Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

  Some of the Funds may utilize forward foreign currency exchange contracts as part of their strategy of preserving capital. Upon entering into forward foreign currency contracts, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is sold.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
E. SELECTED RATIO DATA

                                                                                                    RATIO OF NET
                                                                                                     INVESTMENT
                                                                    RATIO OF         RATIO OF          INCOME
                                                                  EXPENSES TO      EXPENSES TO        (DEFICIT)
                                                                  AVERAGE NET      AVERAGE NET     TO AVERAGE NET
                                                                 ASSETS, AFTER    ASSETS, BEFORE    ASSETS, AFTER
                                                                    EXPENSE          EXPENSE           EXPENSE
                                                                 REIMBURSEMENTS   REIMBURSEMENTS   REIMBURSEMENTS
                                                                  (RECOUPMENT)     (RECOUPMENT)     (RECOUPMENT)
------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH (1)
  For the period ended 09/30/97*#..............................           1.51%            1.53%         (1.11%)
  For the year ended 03/31/97..................................           1.51%            1.71%         (1.03%)
  For the period ended 03/31/96*...............................           1.50%            2.02%         (0.93%)
EMERGING GROWTH (2)
  For the period ended 09/30/97*#..............................           1.12%            1.12%         (0.59%)
  For the year ended 03/31/97..................................           1.10%            1.10%         (0.64%)
  For the year ended 03/31/96..................................           1.11%            1.11%         (0.57%)
  For the year ended 03/31/95..................................           1.12%            1.11%         (0.53%)
  For the period ended 03/31/94*...............................           1.12%            1.16%         (0.80%)
CORE GROWTH (3)
  For the period ended 09/30/97*#..............................           0.89%            0.89%         (0.12%)
  For the year ended 03/31/97..................................           0.88%            0.88%         (0.33%)
  For the year ended 03/31/96..................................           0.89%            0.89%         (0.22%)
  For the year ended 03/31/95..................................           0.89%            0.89%          0.05%
  For the period ended 03/31/94*...............................           0.92%            0.92%         (0.03%)
LARGE CAP GROWTH (4)
  For the period ended 09/30/97*#..............................           0.95%            3.04%         (0.15%)
INCOME & GROWTH (3)
  For the period ended 09/30/97*#..............................           0.92%            0.89%          3.25%
  For the year ended 03/31/97..................................           0.95%            0.92%          3.49%
  For the year ended 03/31/96..................................           0.95%            0.94%          3.94%
  For the year ended 03/31/95..................................           0.93%            0.95%          4.37%
  For the period ended 03/31/94................................           0.94%            0.97%          3.51%
BALANCED GROWTH (3)
  For the period ended 09/30/97*#..............................           0.95%            1.10%          1.92%
  For the year ended 03/31/97..................................           0.95%            1.21%          2.53%
  For the year ended 03/31/96..................................           0.95%            1.37%          2.83%
  For the year ended 03/31/95..................................           0.95%            1.33%          2.13%
  For the period ended 03/31/94*...............................           0.94%            1.37%          1.93%
GOVERNMENT INCOME FUND (3)
  For the period ended 09/30/97*#..............................           0.60%            1.56%          5.98%
  For the year ended 03/31/97..................................           0.60%            2.07%          5.77%
  For the year ended 03/31/96..................................           0.60%            2.75%          6.12%
  For the year ended 03/31/95..................................           0.80%            2.21%          5.32%
  For the period ended 03/31/94*...............................           0.80%            2.80%          3.43%
EMERGING COUNTRIES FUND (5)
  For the period ended 09/30/97*#..............................           1.60%            1.58%          0.62%
  For the year ended 03/31/97..................................           1.60%            1.57%         (0.47%)
  For the year ended 03/31/96..................................           1.60%            2.80%          0.30%
  For the period ended 03/31/95*...............................           1.60%            1.81%          1.73%
INTERNATIONAL SMALL CAP GROWTH FUND (6)
  For the period ended 09/30/97*#..............................           1.35%            1.36%         (0.16%)
  For the year ended 03/31/97..................................           1.35%            1.38%         (0.34%)
  For the year ended 03/31/96..................................           1.35%            1.98%          0.39%
  For the year ended 03/31/95..................................           1.35%            1.85%          0.24%
  For the period ended 03/31/94*...............................           1.35%            2.28%          0.41%
INTERNATIONAL CORE GROWTH FUND (4)
  For the period ended 09/30/97*#..............................           1.35%            1.29%          0.28%
  For the period ended 03/31/97*...............................           1.29%            2.25%          0.48%
WORLDWIDE GROWTH FUND (3)
  For the period ended 09/30/97*#..............................           1.20%            1.25%          0.29%
  For the year ended 03/31/97..................................           1.20%            1.26%         (0.27%)
  For the year ended 03/31/96..................................           1.20%            1.26%          0.31%
  For the year ended 03/31/95..................................           1.20%            1.30%          0.24%
  For the period ended 03/31/94*...............................           1.20%            1.36%          0.01%


                                                                   RATIO OF NET
                                                                    INVESTMENT
                                                                 INCOME (DEFICIT)
                                                                  TO AVERAGE NET
                                                                  ASSETS, BEFORE
                                                                      EXPENSE            PORTFOLIO            BROKER

                                                                  REIMBURSEMENTS          TURNOVER         COMMISSIONS

                                                                   (RECOUPMENT)             RATE            PER SHARE

---------------------------------------------------------------
MINI CAP GROWTH (1)
  For the period ended 09/30/97*#..............................          (1.13%)             46.43%            $0.0504

  For the year ended 03/31/97..................................          (1.22%)            164.01%            $0.0455

  For the period ended 03/31/96*...............................          (1.44%)            106.99%            $0.0529

EMERGING GROWTH (2)
  For the period ended 09/30/97*#..............................          (0.59%)             46.99%            $0.0531

  For the year ended 03/31/97..................................          (0.64%)            112.90%            $0.0520

  For the year ended 03/31/96..................................          (0.57%)            129.59%            $0.0523

  For the year ended 03/31/95..................................          (0.52%)            100.46%                 --

  For the period ended 03/31/94*...............................          (0.84%)             50.51%                 --

CORE GROWTH (3)
  For the period ended 09/30/97*#..............................          (0.12%)             99.41%            $0.0581

  For the year ended 03/31/97..................................          (0.33%)            153.20%            $0.0582

  For the year ended 03/31/96..................................          (0.22%)            114.48%            $0.05993

  For the year ended 03/31/95..................................           0.05%              98.09%                 --

  For the period ended 03/31/94*...............................          (0.03%)             84.84%                 --

LARGE CAP GROWTH (4)
  For the period ended 09/30/97*#..............................          (2.24%)            269.87%            $0.0599

INCOME & GROWTH (3)
  For the period ended 09/30/97*#..............................           3.28%              76.54%            $0.0599

  For the year ended 03/31/97..................................           3.52%             166.84%            $0.0154

  For the year ended 03/31/96..................................           3.94%             144.97%            $0.0597

  For the year ended 03/31/95..................................           4.35%             125.51%            $    --

  For the period ended 03/31/94................................           3.48%             177.52%            $    --

BALANCED GROWTH (3)
  For the period ended 09/30/97*#..............................           1.77%             136.75%            $0.0600

  For the year ended 03/31/97..................................           2.27%             212.95%            $0.0586

  For the year ended 03/31/96..................................           2.37%             197.19%            $0.0594

  For the year ended 03/31/95..................................           1.75%             110.40%                 --

  For the period ended 03/31/94*...............................           1.50%              85.43%                 --

GOVERNMENT INCOME FUND (3)
  For the period ended 09/30/97*#..............................           5.03%             133.34%                 --

  For the year ended 03/31/97..................................           4.30%             573.72%                 --

  For the year ended 03/31/96..................................           4.00%             190.47%                 --

  For the year ended 03/31/95..................................           3.91%             258.72%                 --

  For the period ended 03/31/94*...............................           1.43%             159.17%                 --

EMERGING COUNTRIES FUND (5)
  For the period ended 09/30/97*#..............................           0.65%             119.86%            $0.0022

  For the year ended 03/31/97..................................          (0.44%)            176.20%            $0.0021

  For the year ended 03/31/96..................................          (0.90%)            118.21%            $0.0022

  For the period ended 03/31/95*...............................           1.52%              60.79%                 --

INTERNATIONAL SMALL CAP GROWTH FUND (6)
  For the period ended 09/30/97*#..............................          (0.17%)            103.72%            $0.0091

  For the year ended 03/31/97..................................          (0.37%)            206.07%            $0.0098

  For the year ended 03/31/96..................................          (0.24%)            141.02%            $0.0128

  For the year ended 03/31/95..................................          (0.26%)             74.88%                 --

  For the period ended 03/31/94*...............................          (0.52%)             23.71%                 --

INTERNATIONAL CORE GROWTH FUND (4)
  For the period ended 09/30/97*#..............................           0.34%              89.81%            $0.0111

  For the period ended 03/31/97*...............................          (0.47%)             75.53%            $0.0106

WORLDWIDE GROWTH FUND (3)
  For the period ended 09/30/97*#..............................           0.24%              90.09%            $0.0111

  For the year ended 03/31/97..................................          (0.33%)            181.81%            $0.0078

  For the year ended 03/31/96..................................           0.25%             132.20%            $0.0187

  For the year ended 03/31/95..................................           0.14%              98.54%                 --

  For the period ended 03/31/94*...............................          (0.15%)             95.09%                 --


--------------------

 (1)  Commenced operations on July 12, 1995.
 (2)  Commenced operations on October 1, 1993.
 (3)  Commenced operations on April 19, 1993.
 (4)  Commenced operations on December 27, 1996.
 (5)  Commenced operations on November 28, 1994.
 (6)  Commenced operations on December 31, 1993.
   *  Annualized
   #  Unaudited

--------------------------------------------------------------------------------

                 TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
                 -------------------------------------------

                         Fred C. Applegate, CHAIRMAN

                            Dr. Arthur B. Laffer

                              Charles E. Young


                                   OFFICERS
                                   --------

                           John D. Wylie, PRESIDENT

                       Peter J. Johnson, VICE PRESIDENT

                          Thomas Pindelski, TREASURER

                        E. Blake Moore, Jr., SECRETARY


               TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
               -----------------------------------------------

                         Arthur E. Nicholas, CHAIRMAN

                               Dann V. Angeloff

                                Walter A. Auch

                              Theodore J. Coburn

                              Darlene T. DeRemer

                               George F. Keane


                              INVESTMENT MANAGER
                              ------------------

                    Nicholas-Applegate Capital Management


                                 DISTRIBUTOR
                                 -----------

                        Nicholas-Applegate Securities


                                  CUSTODIAN
                                  ---------

                                  PNC Bank


                                TRANSFER AGENT
                                --------------

                      State Street Bank & Trust Company

NICHOLAS-APPLEGATE-Registered Trademark-

MUTUAL FUNDS


600 West Broadway

San Diego, California 92101

800-551-8043

Nicholas-Applegate Securities, Distributor

www.nacm.com